As filed with the Securities and Exchange Commission on August 4, 2003

Securities Act File No. 2-62329

Investment Company Act File No. 811-02857

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-1A

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933	☒
Pre-Effective Amendment No.	☐
Post-Effective Amendment No. 31	☒
and/or
REGISTRATION STATEMENT UNDER THE	☒
INVESTMENT COMPANY ACT OF 1940
Amendment No. 27	☒
(Check appropriate box or boxes)

MERRILL LYNCH BOND FUND, INC.

(formerly, Merrill Lynch Corporate Bond Fund, Inc.)

(Exact Name of Registrant as Specified in Charter)

800 Scudders Mill Road, Plainsboro, New Jersey 08536

(Address of Principal Executive Office) (Zip Code)

Registrant’s Telephone Number, including Area Code (609) 282-2800

Terry K. Glenn

Merrill Lynch Bond Fund, Inc.

800 Scudders Mill Road, Plainsboro, New Jersey

Mailing Address: P.O. Box 9011, Princeton, New Jersey 08543-9011

(Name and Address of Agent for Service)

Copies to:

Counsel for the Company: Leonard B. Mackey, Jr., Esq. CLIFFORD CHANCE US LLP 200 Park Avenue New York, New York 10166	Andrew J. Donohue, Esq. FUND ASSET MANAGEMENT, L.P. P.O. Box 9011 Princeton, N.J. 08543-9011

It is proposed that this filing will become effective (check appropriate box)

☐	immediately upon filing pursuant to paragraph (b)

☐	on (date) pursuant to paragraph (b)

☒	60 days after filing pursuant to paragraph (a)(1)

☐	on (date) pursuant to paragraph (a)(1)

☐	75 days after filing pursuant to paragraph (a)(2)

☐	on (date) pursuant to paragraph (a)(2) of rule 485.

If appropriate, check the following box:

☐	This post-effective amendment designates a new effective date for a previously filed post-effective amendment.

Title of Securities Being Registered: Shares of Common Stock, Class A, Class B, Class C, Class D, and Class R.

MERRILL LYNCH BOND FUND, INC.

AMENDMENT DATED SEPTEMBER _, 2003

TO THE PROSPECTUS DATED JANUARY 24, 2003

Effective September     , 2003, Core Bond Portfolio (the “Portfolio”) of Merrill Lynch Bond Fund, Inc. (the “Fund”) will convert to a master/feeder structure pursuant to which the Portfolio will invest all of its assets in the Master Core Bond Portfolio (the “Master Portfolio”) of Master Bond Trust (the “Trust”).

After conversion, the Portfolio will be a “feeder” fund that invests all of its assets in a corresponding “master” portfolio of the Trust, a mutual fund that has the same objective and strategies as the Portfolio. All investments will be made at the level of the Master Portfolio. This structure is sometimes called a “master/feeder” structure. The Portfolio’s investment results will correspond directly to the investment results of the underlying Master Portfolio in which it invests. For simplicity, this Prospectus uses the term “Portfolio” to include the Master Portfolio.

PERFORMANCE INFORMATION

The year-to-date return as of June 30, 2003 for the Portfolio’s Class B shares was 3.75%.

UNDERSTANDING

EXPENSES

Portfolio investors pay various fees and expenses, either directly or indirectly. Listed below are some of the main types of expenses that the Portfolio may charge:

Expenses paid indirectly by the shareholder:

Shareholder Fees – These include sales charges that you may pay when you buy or sell shares of the Portfolio.

Expenses paid indirectly by the shareholder:

Annual Portfolio Operating Expenses — expenses that cover the costs of operating the Portfolio.

Management Fee — a fee paid to the Investment Adviser for managing the Portfolio.

Distribution Fees — fees used to support the Portfolio’s marketing and distribution efforts, such as compensating financial advisers and other financial intermediaries, advertising and promotion.

Service (Account Maintenance) Fees — fees used to compensate securities dealers and other financial intermediaries for account maintenance activities.

FEES AND EXPENSES

The Portfolio offers five different classes of shares. Although your money will be invested the same way no matter which class of shares you buy, there are differences among the fees and expenses associated with each class. Not everyone is eligible to buy every class. After determining which classes you are eligible to buy, decide which class best suits your needs. Your Merrill Lynch Financial Advisor can help you with this decision.

This table shows the different fees and expenses that you may pay if you buy and hold the different classes of shares of the Portfolio. Future expenses may be greater or less than those indicated below.

Shareholder Fees: (Fees paid directly from your investment) (a)	Class A		Class B(b)		Class C		Class I		Class R

Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	4.00	%(c)	None		None		4.00	%(c)	None

Maximum Deferred Sales Charge (Load) (as a percentage of the original purchase price or redemption proceeds, whichever is lower)	None	(d)	4.00	%(c)	1.00	%(c)	None	(d)	None

Maximum Sales Charge (Load) Imposed on Dividend Reinvestments	None		None		None		None		None

Redemption Fee	None		None		None		None		None

Exchange Fee	None		None		None		None		None

Annual Portfolio Operating Expenses (expenses that are deducted from Portfolio assets)(e)

Management Fee(f)	0.37%		0.37%		0.37%		0.37%		0.37%

Distribution and/or Service (12b-1) Fees(g)	0.25%		0.75%		0.80%		None		0.50%

Other Expenses (including transfer agency fees)((h)	0.22%		0.24%		0.25%		0.22%		0.22%

Total Annual Fund Operating Expenses	0.84%		1.36%		1.42%		0.59%		1.09%

(a)	Based on estimated amounts for the Portfolio’s most recent fiscal period. In addition, Merrill Lynch may charge clients a processing fee (currently $5.35) when a client buys or redeems shares. See “Your Account – How to Buy, Sell, Transfer and Exchange Shares.”
(b)	Class B shares automatically convert to Class A shares approximately ten years after you buy them and will no longer be subject to distribution fees.
(c)	Some investors may qualify for reductions in or waivers of the sales charge (load).
(d)	You may pay a deferred sales charge if you purchase $1 million or more and you redeem within one year.
(e)	The fees and expenses include the expenses of both the Portfolio and the Portfolio’s share of expenses of the Master Portfolio.
(f)	A management fee is charged to both the Portfolio and the Master Portfolio. However, the Investment Adviser has contractually agreed to waive the Portfolio’s management fee in the amount of the Portfolio’s share of the management fee paid by the Master Portfolio.
(g)	The Portfolio calls the “Service Fee” an “Account Maintenance Fee.” Account Maintenance Fee is the term used elsewhere in this Prospectus and in all other Portfolio materials. If you hold Class B or C shares over time, it may cost you more in distribution and account maintenance (12b-1) fees than the maximum sales charge that you would have paid if you had bought one of the other classes.
(h)	Financial Data Services, Inc., an affiliate of the Investment Adviser, provides transfer agency services to the Fund. The Portfolio pays a fee for these services. The Investment Adviser or its affiliates also provide certain accounting services to the Portfolio. The Portfolio reimburses the Investment Adviser or its affiliates for such services.

MASTER/FEEDER STRUCTURE

The Portfolio is a “feeder” fund that invests all of its assets in a Master Portfolio of the Trust. (Except where indicated, this Prospectus uses the term “Portfolio” to mean this feeder fund and the Master Portfolio taken together). Investors in the Portfolio will acquire an indirect interest in the Master Portfolio.

The Master Portfolio may accept investments from other feeder funds, and all the feeders of the Master Portfolio bear the portfolio’s expenses in proportion to their assets. This structure may enable the Portfolio to reduce costs through economies of scale. A larger investment portfolio may also reduce certain transaction costs to the extent that contributions to and redemptions from the Master Portfolio from different feeders may offset each other and produce a lower net cash flow.

However, each feeder fund can set its own transaction minimums, fund-specific expenses, and other conditions. This means that one feeder fund could offer access to the Master Portfolio on more attractive terms, or could experience better performance, than another feeder fund. Information about other feeders is available by calling 1-800-MER-FUND.

Whenever the Master Portfolio holds a vote of its feeder funds, the Portfolio will pass the vote through to its own shareholders. Smaller feeder funds may be harmed by the actions of larger feeder funds. For example, a larger feeder fund could have more voting power than the Portfolio over the operations of the Master Portfolio. The Portfolio may withdraw from the Master Portfolio at any time and may invest all of its assets in another pooled investment vehicle or retain an investment adviser to manage the Portfolio’s assets directly.

FINANCIAL HIGHLIGHTS

The Financial Highlights table is intended to help you understand the Portfolio’s financial performance for the periods shown. Certain information reflects the financial results for a single Portfolio share. The total returns in the table represent the rate an investor would have earned or lost on an investment in the Portfolio (assuming reinvestment of all dividends). This information, other than the information for the six-month period ended March 31, 2003, has been audited by                     , whose report, along with the Fund’s financial statements, is included in the Fund’s Annual Report to shareholders, which is available upon request. The Portfolio’s financial statements for the six-month period ended March 31, 2003 are unaudited and included in the Fund’s Semi-Annual Report to shareholders, which is available upon request.

[Financial Highlights to be Filed by Subsequent Amendment]

MERRILL LYNCH BOND FUND, INC.

AMENDMENT DATED SEPTEMBER     , 2003

TO STATEMENT OF ADDITIONAL INFORMATION

DATED JANUARY 24, 2003

Effective September     , 2003, Core Bond Portfolio (the “Portfolio”) of Merrill Lynch Bond Fund, Inc. (the “Fund”) will convert to a master/feeder structure pursuant to which the Portfolio will invest all of its assets in the Master Core Bond Portfolio (the “Master Portfolio”) of Master Bond Trust (the “Trust”).

After conversion, the Portfolio will be a “feeder” fund that invests all of its assets in a corresponding “master” portfolio of the Trust, a mutual fund that has the same objective and strategies as the Portfolio. All investments will be made at the level of the Master Portfolio. This structure is sometimes called a “master/feeder” structure. The Portfolio’s investment results will correspond directly to the investment results of the underlying Master Portfolio in which it invests. For simplicity, this Statement of Additional Information uses the term “Portfolio” to include the Master Portfolio.

The following supplements and supersedes any contrary information contained in the section entitled “Investment Restrictions:”

None of the fundamental or non-fundamental investment restrictions of the Fund shall prevent the Portfolio from investing all of its assets in shares of the Master Portfolio. The Trust has adopted fundamental and non-fundamental investment restrictions substantially identical to those adopted by the Fund.

The following supplements the information contained in the section entitled “Management of the Fund:”

The same individuals who serve as Directors of the Fund serve as Trustees of the Trust.

The following supplements the information contained in the section entitled “Management of the Fund—Management and Advisory Arrangements:”

The Portfolio invests all of its assets in shares of the Master Portfolio. All portfolio management occurs at the Master Portfolio level. Pursuant to the terms of an Investment Advisory Agreement between the Trust, on behalf of the Master Portfolio, and FAM, subject to the general supervision of the Board of Trustees of the Trust, FAM provides investment advisory and certain corporate administrative services to the Master Portfolio and receives as compensation for its services a fee with respect to the Master Portfolio. FAM has contractually agreed to waive the Portfolio’s investment advisory fee in the amount of the Portfolio’s share of the investment advisory fee paid by the Master Portfolio.

The following supplements and supersedes the performance information with respect to the Portfolio contained in the section entitled “Performance Data:”

Set forth below is total return and yield information (before and after taxes) for the Class A, Class B, Class C, Class I and Class R shares of the Portfolio for the periods indicated shown as a percentage of a hypothetical $1,000 investment.

CORE BOND PORTFOLIO

Period	Class A Shares	Class B Shares	Class C Shares	Class I Shares	Class R Shares
Average Annual Total Return (including maximum applicable sales charge)
One Year Ended March 31, 2003
Five Years Ended March 31, 2003
Ten Years Ended March 31, 2003
Inception (October 21, 1994) to March 31, 2003
Inception (January 1, 2003) to March 31, 2003
Average Annual Total Return (After Taxes on Dividends) (including maximum applicable sales charge)
One Year Ended March 31, 2003
Five Years Ended March 31, 2003
Ten Years Ended March 31, 2003
Inception (October 21, 1994) to March 31, 2003
Inception (January 1, 2003) to March 31, 2003
Average Annual Total Return (After Taxes on Dividends and Redemptions) (including maximum applicable sales charge)
One Year Ended March 31, 2003
Five Years Ended March 31, 2003
Ten Years Ended March 31, 2003
Inception (October 21, 1994) to March 31, 2003
Inception (January 1, 2003) to March 31, 2003
Yield
30 days ended March 31, 2003

www.mlim.ml.com

Prospectus

January 24, 2003

Merrill Lynch Bond Fund, Inc.

This Prospectus contains information you should know before investing, including information about risks. Please read it before you invest and keep it for future reference.

The Securities and Exchange Commission has not approved or disapproved these securities or passed upon the adequacy of this Prospectus. Any representation to the contrary is a criminal offense.

PAGE

KEY FACTS
Merrill Lynch Bond Fund at a Glance	3

Risk/Return Bar Chart	6

Fees and Expenses	12

DETAILS ABOUT THE FUND
How each Portfolio Invests	19

Investment Risks	23

YOUR ACCOUNT
Merrill Lynch Select PricingSM System	31

How to Buy, Sell, Transfer and Exchange Shares	38

Participation in Fee-Based Programs	43

MANAGEMENT OF THE FUND
Fund Asset Management	46

Financial Highlights	47

FOR MORE INFORMATION
Shareholder Reports	Back Cover

Statement of Additional Information	Back Cover

MERRILL LYNCH BOND FUND, INC.

Key Facts

In an effort to help you better understand the many concepts involved in making an investment decision, we have defined the highlighted terms in this prospectus in the sidebar.

Fixed-Income Securities — securities that pay a fixed rate of interest or a fixed dividend.

Junk Bonds — fixed-income securities rated below investment grade by recognized rating agencies, including Moody’s, S&P and Fitch or unrated securities that Fund management believes are of comparable quality.

Investment Grade — the four highest rating categories of recognized rating agencies, including Moody’s, S&P and Fitch.

MERRILL LYNCH BOND FUND AT A GLANCE

What are the Fund’s investment objectives?

The Fund consists of three separate portfolios — the High Income Portfolio, the Core Bond Portfolio and the Intermediate Term Portfolio. Each Portfolio is, in effect, a separate fund that issues its own shares. The primary objective of each Portfolio is to provide shareholders with as high a level of current income as is consistent with the investment policies of such Portfolio. As a secondary objective, each Portfolio seeks capital appreciation when consistent with its primary objective.

This means the main objective of each Portfolio is current income — that is, it looks for securities that pay interest or dividends. Each Portfolio also seeks growth of capital by looking for investments that will increase in value. However, each Portfolio’s investments emphasize current income more than growth of capital.

What are the Fund’s main investment strategies?

Each Portfolio normally invests more than 90% of its assets in fixed-income securities, such as corporate bonds and notes, mortgage-backed securities, asset-backed securities, convertible securities, preferred stocks and government obligations. Both U.S. and foreign companies and governments may issue these securities. The investment strategies of the Portfolios differ primarily in the quality and maturity of the fixed-income securities in which they invest.

The High Income Portfolio invests at least 80% of its assets in fixed-income securities that are rated in the lower rating categories of the recognized rating agencies (Baa or lower by Moody’s Investors Service, Inc. (“Moody’s”) or BBB or lower by Standard & Poors (“S&P”) or Fitch Ratings (“Fitch”)), or in unrated securities that Fund management believes are of comparable quality. Securities rated below Baa by Moody’s or below BBB by S&P or Fitch are commonly known as “junk bonds.” Junk bonds are high-risk investments that may cause income and principal losses for the High Income Portfolio. The High Income Portfolio may invest in fixed-income securities of any maturity.

The Core Bond Portfolio and Intermediate Term Portfolio each invests at least 80% of its assets in fixed-income securities, and each invests primarily in investment grade fixed income securities. The Core Bond Portfolio may invest in fixed-income securities of any maturity. It is anticipated that the Intermediate Term Portfolio’s investments will have an average remaining maturity of three to ten years, depending on market conditions.

MERRILL LYNCH BOND FUND, INC.	3

Each Portfolio will invest most of its assets in securities issued by U.S. issuers, but may also invest a portion of its assets in securities issued by foreign issuers.

What are the main risks of investing in the Portfolios?

No Portfolio can guarantee that it will achieve its investment objective.

As with any fund, the value of each Portfolio’s investments — and therefore the value of the Portfolio’s shares — may fluctuate. These changes may occur in response to interest rate changes or other developments that may affect the bond market generally or a particular issuer or obligation. Generally, when interest rates go up, the value of fixed-income instruments goes down. Also, Portfolio management may select securities that underperform the markets, the relevant indices or other funds with similar investment objectives and investment strategies. If the value of a Portfolio’s investments goes down, you may lose money.

Each Portfolio is subject to credit risk. Each Portfolio may invest its assets in foreign securities, which may involve additional risks beyond those of U.S. securities, such as changes in foreign currency exchange rates, liquidity risk, and political, social and economic instability.

The Core Bond Portfolio and Intermediate Term Portfolio may invest in mortgage-backed and asset-backed securities, which may be subject to prepayment risk (when interest rates fall) or extension risk (when interest rates rise).

The High Income Portfolio is generally subject to greater risk than the other Portfolios because it invests primarily in junk bonds. Investing in junk bonds is generally riskier than investing in higher quality bonds — price fluctuations may be larger and more frequent, and there is greater risk of losing both income and principal.

4	MERRILL LYNCH BOND FUND, INC.

Who should invest?

Investors should consider their own investment goals, time horizon and risk tolerance before investing in a Portfolio. An investment in any Portfolio may not be appropriate for all investors and is not intended to be a complete investment program. A Portfolio may be an appropriate investment for you if you:

•	Are looking for an investment that provides current income

•	Want a professionally managed and diversified portfolio without the administrative burdens of direct investments in fixed-income securities

•	Are willing to accept the risk of loss of income and principal caused by negative economic developments, changes in interest rates or adverse changes in the price of bonds in general

•	Are willing, in the case of the High Income Portfolio, to accept greater credit risk

MERRILL LYNCH BOND FUND, INC.	5

RISK/RETURN BAR CHART FOR THE HIGH INCOME PORTFOLIO

The bar chart and table shown below provide an indication of the risks of investing in the High Income Portfolio. The bar chart shows changes in the High Income Portfolio’s performance for Class B shares for each of the past ten calendar years. Sales charges are not reflected in the bar chart. If these amounts were reflected, returns would be less than those shown. The table compares the average annual total returns for each class of the High Income Portfolio’s shares for the periods shown with those of the Credit Suisse First Boston (CFSB) High Yield Index, a broad measure of market performance. How the High Income Portfolio performed in the past (before and after taxes) is not necessarily an indication of how the High Income Portfolio will perform in the future.

During the ten year period shown in the bar chart, the highest return for a quarter was 6.54% (quarter ended December 31, 2002) and the lowest return for a quarter was -9.78% (quarter ended September 30, 1998). The Portfolio’s year-to-date total return as of December 31, 2002 was -3.32%.

6	MERRILL LYNCH BOND FUND, INC.

After-tax returns are shown only for Class B shares and will vary for other classes. The after-tax returns are calculated using the historical highest marginal Federal individual income tax rates in effect during the periods measured. The after-tax returns depend on an investor’s tax situation and may differ from those shown. The after-tax returns shown are not relevant to investors who hold their High Income Portfolio shares through tax-deferred arrangements, such as 401(K) plans or individual retirement accounts or through tax advantaged education savings accounts.

Average Annual Total Returns (for the periods ended December 31, 2002)	One Year	Five Years	Ten Years/ Life of Fund

Merrill Lynch High Income Portfolio* — Class A	-6.49%	-2.87%	3.89%

Merrill Lynch High Income Portfolio* — Class B
Return Before Taxes*	-6.86%	-3.01%	3.55%
Return After Taxes on Distributions*	-10.12%	-6.83%	-0.26%
Return After Taxes on Distributions and Sale of Fund Shares*	-4.21%	-3.97%	1.12%

Merrill Lynch High Income Portfolio* — Class C	-4.26%	-2.85%	2.65%	†

Merrill Lynch High Income Portfolio* — Class D	-6.70%	-3.07%	2.72%	†

CFSB High Yield Index**	3.10%	1.44%	6.52%/5.88%	††

*	Includes all applicable fees and sales charges.
**	The CFSB High Yield Index, a widely recognized unmanaged market-weighted index, mirrors the high-yield debt market of securities rated BBB or lower. Performance of the Index does not reflect the deduction of fees, expenses or taxes. Past performance is not predictive of future performance.
†	Class inception date is October 21, 1994.
††	Ten years and since October 31, 1994.

MERRILL LYNCH BOND FUND, INC.	7

RISK/RETURN BAR CHART FOR THE CORE BOND PORTFOLIO

The bar chart and table shown below provide an indication of the risks of investing in the Core Bond Portfolio. The bar chart shows changes in the Core Bond Portfolio’s performance for Class B shares for each of the past ten calendar years. Sales charges are not reflected in the bar chart. If these amounts were reflected, returns would be less than those shown. The table compares the average annual total returns for each class of the Core Bond Portfolio’s shares for the periods shown with those of the Merrill Lynch (ML) Corporate Master Index and the Lehman Brothers Aggregate Bond Index, each a broad measure of market performance. How the Core Bond Portfolio performed in the past (before and after taxes) is not necessarily an indication of how the Core Bond Portfolio will perform in the future.

During the ten year period shown in the bar chart, the highest return for a quarter was 6.75% (quarter ended June 30, 1995) and the lowest return for a quarter was -4.40% (quarter ended March 31, 1994). The Portfolio’s year-to-date total return as of December 31, 2002 was 8.61%.

8	MERRILL LYNCH BOND FUND, INC.

After-tax returns are shown only for Class B shares and will vary for other classes. The after-tax returns are calculated using the historical highest marginal Federal individual income tax rates in effect during the periods measured. The after-tax returns depend on an investor’s tax situation and may differ from those shown. The after-tax returns shown are not relevant to investors who hold their Core Bond Portfolio shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts or through tax advantaged education savings accounts.

Average Annual Total Returns (for the periods ended December 31, 2002)	One Year	Five Years	Ten Years/ Life of Fund

Merrill Lynch Core Bond Portfolio* — Class A	5.06%	5.38%	6.29%

Merrill Lynch Core Bond Portfolio* — Class B
Return Before Taxes*	4.61%	5.10%	5.92%
Return After Taxes on Distributions*	3.05%	2.97%	3.47%
Return After Taxes on Distributions and Sale of Fund Shares*	2.79%	2.99%	3.49%

Merrill Lynch Core Bond Portfolio* — Class C	7.64%	5.37%	6.65%	†

Merrill Lynch Core Bond Portfolio* — Class D	4.80%	5.11%	6.72%	†

ML Corporate Master Index**	10.17%	7.26%	7.91%/8.76%	††
Lehman Brothers Aggregate Bond Index***	10.25%	7.55%	7.51%/8.50%	††

*	Includes all applicable fees and sales charges.
**	The ML Corporate Master Index, a widely recognized unmanaged index, is comprised of all investment-grade corporate bonds rated BBB or higher, of all maturities. Performance of the Index does not reflect the deduction of fees, expenses or taxes. Past performance is not predictive of future performance.
***	The Lehman Brothers Aggregate Bond Index, a widely recognized unmanaged market-weighted index, is comprised of investment-grade corporate bonds (rated BBB or better), mortgages and US Treasury and Government agency issues with at least one year to maturity. Performance of the Index does not reflect the deduction of fees, expenses or taxes. Past performance is not predictive of future performance.
†	Class inception date is October 21, 1994.
††	Ten years and since October 31, 1994.

MERRILL LYNCH BOND FUND, INC.	9

RISK/RETURN BAR CHART FOR THE INTERMEDIATE TERM PORTFOLIO

The bar chart and table shown below provide an indication of the risks of investing in the Intermediate Term Portfolio. The bar chart shows changes in the Intermediate Term Portfolio’s performance for Class A shares for each of the past ten calendar years. Sales charges are not reflected in the bar chart. If these amounts were reflected, returns would be less than those shown. The table compares the average annual total returns for each class of the Intermediate Term Portfolio’s shares for the periods shown with those of the Lehman Brothers Aggregate Bond Index, a broad measure of market performance. How the Intermediate Term Portfolio performed in the past (before and after taxes) is not necessarily an indication of how the Intermediate Term Portfolio will perform in the future.

During the ten year period shown in the bar chart, the highest return for a quarter was 6.53% (quarter ended June 30, 1995) and the lowest return for a quarter was -3.59% (quarter ended March 31, 1994). The Portfolio’s year-to-date total return as of December 31, 2002 was 9.46%.

10	MERRILL LYNCH BOND FUND, INC.

After-tax returns are shown only for Class A shares and will vary for other classes. The after-tax returns are calculated using the historical highest marginal Federal individual income tax rates in effect during the periods measured. The after-tax returns depend on an investor’s tax situation and may differ from those shown. The after-tax returns shown are not relevant to investors who hold their Intermediate Term Portfolio shares through tax-deferred arrangements, such as 401(K) Plans or individual retirement accounts or through tax advantaged education savings accounts.

Average Annual Total Returns (for the periods ended December 31, 2002)	One Year	Five Years	Ten Years/ Life of Fund

Merrill Lynch Intermediate Term Portfolio* — Class A
Return Before Taxes*	8.37%	6.20%	6.69%
Return After Taxes on Distributions*	6.56%	3.83%	4.05%
Return After Taxes on Distributions and Sale of Fund Shares*	5.09%	3.75%	4.01%

Merrill Lynch Intermediate Term Portfolio* — Class B	5.90%	5.89%	6.26%

Merrill Lynch Intermediate Term Portfolio* — Class C	7.90%	5.89%	6.91%	#

Merrill Lynch Intermediate Term Portfolio* — Class D	8.26%	6.10%	7.22%	#

Lehman Brothers Aggregate Bond Index**	10.25%	7.55%	7.51%/8.50%	##

*	Includes all applicable fees and sales charges.
**	The Lehman Brothers Aggregate Bond Index, a widely recognized unmanaged market-weighted index, is comprised of investment-grade corporate bonds (rated BBB or better), mortgages and US Treasury and Government Agency issues with at least one year to maturity. Performance of the Index does not reflect the deduction of fees, expenses or taxes. Past performance is not predictive of future performance.
#	Class inception date is October 21, 1994.
##	Ten years and since October 31, 1994.

MERRILL LYNCH BOND FUND, INC.	11

FEES AND EXPENSES FOR THE HIGH INCOME PORTFOLIO

UNDERSTANDING EXPENSES

Fund investors pay various fees and expenses, either directly or indirectly. Listed below are some of the main types of expenses that each Portfolio may charge:

Expenses paid directly by the shareholder:

Shareholder Fees — these include sales charges that you may pay when you buy or sell shares of a Portfolio.

Expenses paid indirectly by the shareholder:

Annual Portfolio Operating Expenses — expenses that cover the costs of operating a Portfolio.

Management Fee — a fee paid to the Investment Adviser for managing a Portfolio.

Distribution Fees — fees used to support the Fund’s marketing and distribution efforts, such as compensating financial advisers and other financial intermediaries, advertising and promotion.

Service (Account Maintenance) Fees — fees used to compensate securities dealers and other financial intermediaries for account maintenance activities.

High Income Portfolio offers four different classes of shares and Core Bond Portfolio and Intermediate Term Portfolio offer five different classes of shares. Although your money will be invested the same way no matter which class of shares you buy, there are differences among the fees and expenses associated with each class. Not everyone is eligible to buy every class. After determining which classes you are eligible to buy, decide which class best suits your needs. Your Merrill Lynch Financial Advisor can help you with this decision.

These tables show the different fees and expenses that you may pay if you buy and hold the different classes of shares of each Portfolio. Future expenses may be greater or less than those indicated below.

	High Income Portfolio
Shareholder Fees: (fees paid directly from your investment)(a):	Class A	Class B(b)	Class C	Class D

Maximum Sales Charge (Load) imposed on purchases (as a percentage of offering price)	4.00%(c)	None	None	4.00%(c)

Maximum Deferred Sales Charge (Load) (as a percentage of original purchase price or redemption proceeds, whichever is lower)	None(d)	4.00%(c)	1.00%(c)	None(d)

Maximum Sales Charge (Load) imposed on Dividend Reinvestments	None	None	None	None

Redemption Fee	None	None	None	None

Exchange Fee	None	None	None	None

Annual Portfolio Operating Expenses: (expenses that are deducted from Portfolio assets):

Management Fee	0.42%	0.42%	0.42%	0.42%

Distribution and/or Service (12b-1) Fees(e)	None	0.75%	0.80%	0.25%

Other Expenses (including transfer agency fees)(f)	0.20%	0.22%	0.22%	0.19%

Total Annual Portfolio Operating Expenses	0.62%	1.39%	1.44%	0.86%

(a)	In addition, Merrill Lynch may charge clients a processing fee (currently $5.35) when a client buys or redeems shares. See “Your Account — How to Buy, Sell, Transfer and Exchange Shares.”
(b)	Class B shares automatically convert to Class D shares about ten years after you buy them and will no longer be subject to distribution fees.
(c)	Some investors may qualify for reductions in or waivers of the sales charge (load).
(d)	You may pay a deferred sales charge if you purchase $1 million or more and you redeem within one year.

 (footnotes continued on next page)

12	MERRILL LYNCH BOND FUND, INC.

 (footnotes continued from previous page)

(e)	The Fund calls the “Service Fee” an “Account Maintenance Fee.” Account Maintenance Fee is the term used elsewhere in this Prospectus and in all other Fund materials. If you hold Class B or Class C shares over time, it may cost you more in distribution and account maintenance (12b-1) fees than the maximum sales charge that you would have paid if you had bought one of the other classes.
(f)	Financial Data Services, Inc., an affiliate of the Investment Adviser, provides transfer agency services to the Fund. The Fund pays a fee for these services. The Investment Adviser or its affiliates also provide certain accounting services to the Fund and the Fund reimburses the Investment Adviser or its affiliates for such services.

MERRILL LYNCH BOND FUND, INC.	13

Examples:

These examples are intended to help you compare the cost of investing in the High Income Portfolio with the cost of investing in other mutual funds.

These examples assume that you invest $10,000 in the High Income Portfolio for the time periods indicated, that your investment has a 5% return each year, that you pay the sales charges, if any, that apply to the particular class and that the High Income Portfolio’s operating expenses remain the same. This assumption is not meant to indicate you will receive a 5% annual rate of return. Your annual return may be more or less than the 5% used in this example. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

EXPENSES IF YOU DID REDEEM YOUR SHARES:

	1 Year	3 Years	5 Years	10 Years

Class A	$461	$591	$732	$1,143

Class B	$542	$740	$961	$1,669

Class C	$247	$456	$787	$1,724

Class D	$484	$663	$858	$1,418

EXPENSES IF YOU DID NOT REDEEM YOUR SHARES:

	1 Year	3 Years	5 Years	10 Years

Class A	$461	$591	$732	$1,143

Class B	$142	$440	$761	$1,669

Class C	$147	$456	$787	$1,724

Class D	$484	$663	$858	$1,418

14	MERRILL LYNCH BOND FUND, INC.

FEES AND EXPENSES FOR THE CORE BOND PORTFOLIO

Shareholder Fees: (fees paid directly from your investment)(a):	Core Bond Portfolio
	Class A	Class B(b)	Class C	Class D	Class R

Maximum Sales Charge (Load) imposed on purchases (as a percentage of offering price)	4.00%(c)	None	None	4.00%(c)	None

Maximum Deferred Sales Charge (Load) (as a percentage of original purchase price or redemption proceeds, whichever is lower)	None(d)	4.00%(c)	1.00%(c)	None(d)	None

Maximum Sales Charge (Load) imposed on Dividend Reinvestments	None	None	None	None	None

Redemption Fee	None	None	None	None	None

Exchange Fee	None	None	None	None	None

Annual Portfolio Operating Expenses: (expenses that are deducted from Portfolio assets):

Management Fee	0.37%	0.37%	0.37%	0.37%	0.37%

Distribution and/or Service (12b-1) Fees(e)	None	0.75%	0.80%	0.25%	0.50%

Other Expenses (including transfer agency fees)(f)	0.22%	0.24%	0.25%	0.22%	0.22%

Total Annual Portfolio Operating Expenses	0.59%	1.36%	1.42%	0.84%	1.09%

(a)	In addition, Merrill Lynch may charge clients a processing fee (currently $5.35) when a client buys or redeems shares. See “Your Account — How to Buy, Sell, Transfer and Exchange Shares.”
(b)	Class B shares automatically convert to Class D shares about ten years after you buy them and will no longer be subject to distribution fees.
(c)	Some investors may qualify for reductions in or waivers of the sales charge (load).
(d)	You may pay a deferred sales charge if you purchase $1 million or more and you redeem within one year.
(e)	The Fund calls the “Service Fee” an “Account Maintenance Fee.” Account Maintenance Fee is the term used elsewhere in this Prospectus and in all other Fund materials. If you hold Class B, Class C or Class R shares over time, it may cost you more in distribution and account maintenance (12b-1) fees than the maximum sales charge that you would have paid if you had bought one of the other classes.
(f)	Financial Data Services, Inc., an affiliate of the Investment Adviser, provides transfer agency services to the Fund. The Fund pays a fee for these services. The Investment Adviser or its affiliates also provide certain accounting services to the Fund and the Fund reimburses the Investment Adviser or its affiliates for such services.

MERRILL LYNCH BOND FUND, INC.	15

Examples:

These examples are intended to help you compare the cost of investing in the Core Bond Portfolio with the cost of investing in other mutual funds.

These examples assume that you invest $10,000 in the Core Bond Portfolio for the time periods indicated, that your investment has a 5% return each year, that you pay the sales charges, if any, that apply to the particular class and that the Core Bond Portfolio’s operating expenses remain the same. This assumption is not meant to indicate you will receive a 5% annual rate of return. Your annual return may be more or less than the 5% used in this example. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

EXPENSES IF YOU DID REDEEM YOUR SHARES:

	1 Year	3 Years	5 Years	10 Years

Class A	$458	$581	$716	$1,108

Class B	$538	$731	$945	$1,635

Class C	$245	$449	$776	$1,702

Class D	$482	$657	$847	$1,396

Class R	$111	$347	$601	$1,329

EXPENSES IF YOU DID NOT REDEEM YOUR SHARES:

	1 Year	3 Years	5 Years	10 Years

Class A	$458	$581	$716	$1,108

Class B	$138	$431	$745	$1,635

Class C	$145	$449	$776	$1,702

Class D	$482	$657	$847	$1,396

Class R	$111	$347	$601	$1,329

16	MERRILL LYNCH BOND FUND, INC.

FEES AND EXPENSES FOR THE INTERMEDIATE TERM PORTFOLIO

Shareholder Fees: (fees paid directly from your investment)(a):	Intermediate Term Portfolio
	Class A	Class B(b)	Class C	Class D	Class R

Maximum Sales Charge (Load) imposed on purchases (as a percentage of offering price)	1.00%(c)	None	None	1.00%(c)	None

Maximum Deferred Sales Charge (Load) (as a percentage of original purchase price or redemption proceeds, whichever is lower)	None(d)	1.00%(c)	1.00%(c)	None(d)	None

Maximum Sales Charge (Load) imposed on Dividend Reinvestments	None	None	None	None	None

Redemption Fee	None	None	None	None	None

Exchange Fee	None	None	None	None	None

Annual Portfolio Operating Expenses: (expenses that are deducted from Portfolio assets):

Management Fee	0.37%	0.37%	0.37%	0.37%	0.37%

Distribution and/or Service (12b-1) Fees(e)	None	0.50%	0.50%	0.10%	0.50%

Other Expenses (including transfer agency fees)(f)	0.29%	0.30%	0.29%	0.29%	0.29%

Total Annual Portfolio Operating Expenses	0.66%	1.17%	1.16%	0.76%	1.16%

(a)	In addition, Merrill Lynch may charge clients a processing fee (currently $5.35) when a client buys or redeems shares. See “Your Account — How to Buy, Sell, Transfer and Exchange Shares.”
(b)	Class B shares automatically convert to Class D shares about ten years after you buy them and will no longer be subject to distribution fees.
(c)	Some investors may qualify for reductions in or waivers of the sales charge (load).
(d)	You may pay a deferred sales charge if you purchase $1 million or more and you redeem within one year.
(e)	The Fund calls the “Service Fee” an “Account Maintenance Fee.” Account Maintenance Fee is the term used elsewhere in this Prospectus and in all other Fund materials. If you hold Class B, Class C or Class R shares over time, it may cost you more in distribution and account maintenance (12b-1) fees than the maximum sales charge that you would have paid if you had bought one of the other classes.
(f)	Financial Data Services, Inc., an affiliate of the Investment Adviser, provides transfer agency services to the Fund. The Fund pays a fee for these services. The Investment Adviser or its affiliates also provide certain accounting services to the Fund and the Fund reimburses the Investment Adviser or its affiliates for such services.

MERRILL LYNCH BOND FUND, INC.	17

Examples:

These examples are intended to help you compare the cost of investing in the Intermediate Term Portfolio with the cost of investing in other mutual funds.

These examples assume that you invest $10,000 in the Intermediate Term Portfolio for the time periods indicated, that your investment has a 5% return each year, that you pay the sales charges, if any, that apply to the particular class and that the Intermediate Term Portfolio’s operating expenses remain the same. This assumption is not meant to indicate you will receive a 5% annual rate of return. Your annual return may be more or less than the 5% used in this example. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

EXPENSES IF YOU  D I D  REDEEM YOUR SHARES:

	1 Year	3 Years	5 Years	10 Years

Class A	$167	$309	$464	$ 914

Class B	$219	$397	$644	$1,420

Class C	$218	$368	$638	$1,409

Class D	$177	$340	$518	$1,033

Class R	$118	$368	$638	$1,409

EXPENSES IF YOU  D I D NOT REDEEM YOUR SHARES:

	1 Year	3 Years	5 Years	10 Years

Class A	$167	$309	$464	$ 914

Class B	$119	$372	$644	$1,420

Class C	$118	$368	$638	$1,409

Class D	$177	$340	$518	$1,033

Class R	$118	$368	$638	$1,409

18	MERRILL LYNCH BOND FUND, INC.

Details About the Fund

HOW EACH PORTFOLIO INVESTS

The main objective of each Portfolio is current income. Each Portfolio also seeks growth of capital when consistent with its primary goal of current income.

Outlined below are the main strategies the Portfolios use in seeking to achieve their investment objectives:

Each Portfolio invests primarily in a diversified portfolio of fixed-income securities, such as corporate bonds and notes, mortgage-backed and asset-backed securities, convertible securities, preferred stocks and government debt obligations.

Each Portfolio normally invests more than 90% of its assets in fixed-income securities.

Other Strategies. In addition to the main strategies discussed above, each Portfolio may use certain other investment strategies.

Under unusual market or economic conditions, each Portfolio may, for temporary defensive purposes, invest up to 100% of its net assets in U.S. government securities, certificates of deposit, bankers’ acceptances, commercial paper rated in the highest rating category by a recognized rating service, cash or other high quality fixed-income securities that are consistent with the Portfolio’s objectives. The yield on such securities may be lower than the yield on lower-rated fixed-income securities. Temporary defensive positions may limit the potential for an increase in the value of your Portfolio’s shares or for a Portfolio to achieve its investment objective. Each Portfolio may invest uninvested cash balances in affiliated money market funds and may lend its portfolio securities.

Each Portfolio may use derivatives, including interest rate and credit default swaps, indexed and inverse securities, options, futures, options on futures and swaps, for hedging purposes, as well as to increase the return on its portfolio investments. Derivatives are financial instruments whose value is derived from another security or an index such as the Lehman Brothers Aggregate Bond Index. Each Portfolio may also invest in credit linked notes, structured notes, or other instruments evidencing interests in special purpose vehicles, trusts, or other entities that hold or represent interests in fixed-income securities. Each Portfolio may also invest in repurchase agreements, when-issued and delayed-delivery securities, forward commitments, and (in the case of the High Income Portfolio) enter into standby commitment agreements. Each Portfolio may also invest up to 15% of its net assets in illiquid securities.

MERRILL LYNCH BOND FUND, INC.	19

Distressed Securities — securities that are subject to bankruptcy proceedings or are in default or at imminent risk of being in default.

ABOUT THE PORTFOLIO MANAGER OF THE HIGH INCOME PORTFOLIO

B. Daniel Evans is a portfolio manager of the High Income Portfolio. Mr. Evans has been a Director of Merrill Lynch Investment Managers since 2000 and was a Vice President from 1995 to 2000. He has been a portfolio manager therewith since 2001.

ABOUT THE INVESTMENT ADVISER

The Fund is managed by Fund Asset Management.

HIGH INCOME PORTFOLIO

Outlined below are the main strategies High Income Portfolio uses in seeking to achieve its investment objective.

The High Income Portfolio invests at least 80% of its assets in fixed-income securities that are rated Baa or lower by Moody’s or BBB or lower by S&P or Fitch, or in unrated securities that Portfolio management believes are of comparable quality. This policy is a non-fundamental policy of the Fund and may not be changed without 60 days prior notice to shareholders.

Securities rated below Baa or BBB are commonly known as “junk bonds.” The High Income Portfolio may invest up to 100% of its assets in junk bonds, including up to 10% of its net assets in distressed securities. The High Income Portfolio may invest in junk bonds of any maturity. Junk bonds generally are less liquid and experience more price volatility than higher rated fixed-income securities. Issuers of junk bonds frequently have large amounts of outstanding debt relative to their assets and their outstanding equity, which means that issuers of junk bonds generally have more difficulty making payments in the event of adverse business circumstances than issuers of more highly rated fixed-income securities. Junk bonds are often unsecured and subordinated to an issuer’s other debt, which means that in the event the issuer defaults claims of other creditors may receive priority over the claims of holders of junk bonds. In such circumstances, there may be few or no assets available to repay holders of junk bonds. The High Income Portfolio may suffer a significant loss of expected future income or a significant loss of principal if its holdings default.

The High Income Portfolio may invest up to 30% of its net assets in fixed-income securities of issuers outside the United States. Portfolio management anticipates that the High Income Portfolio’s investments in foreign issuers will primarily be in issuers in Canada, Australia and the developed markets of Europe, although the High Income Portfolio may also invest in issuers in emerging markets.

Other Strategies. In addition to the main strategies discussed above, High Income Portfolio may use certain other investment strategies.

High Income Portfolio may invest in higher rated fixed-income securities if the risk of loss of income and principal to the Portfolio may be substantially reduced with only a small decrease in yield. The High Income Portfolio may also invest up to 15% of its net assets in secondary market purchases of corporate loans. While the High Income Portfolio does not intend to invest in common stock or other equity securities, other than preferred stocks and convertible securities, it may acquire and hold such securities in unit offerings with fixed-income securities or in connection with an amendment, waiver, or a

20	MERRILL LYNCH BOND FUND, INC.

ABOUT THE PORTFOLIO MANAGERS OF THE CORE BOND AND INTERMEDIATE TERM PORTFOLIOS

Patrick Maldari is a co-portfolio manager of the Core Bond Portfolio and Intermediate Term Portfolio. Mr. Maldari has been a Managing Director of Americas Fixed Income for Merrill Lynch Investment Managers since 2000 and was a Director of Fixed Income Institutional Business from 1997 to 2000. He has been a portfolio manager therewith since 2002.

James J. Pagano is a co-portfolio manager of the Core Bond Portfolio and Intermediate Term Portfolio. Mr. Pagano has been a Vice President of Merrill Lynch Investment Managers since 1997. He has been a portfolio manager therewith since 2001.

conversion or exchange of fixed-income securities, or in connection with the bankruptcy or workout of a distressed fixed-income security, or upon the exercise of a right or warrant obtained on account of a fixed-income security.

CORE BOND AND INTERMEDIATE TERM PORTFOLIOS

Outlined below are the main strategies that the Core Bond and Intermediate Term Portfolios use in seeking to achieve their investment objectives.

The Core Bond and Intermediate Term Portfolios invest primarily in investment grade fixed-income securities. The fixed-income securities in which the Core Bond Portfolio and Intermediate Term Portfolio invest consist of:

•	U.S. Government debt securities

•	Corporate debt securities issued by U.S. and foreign companies

•	Asset-backed securities

•	Mortgage-backed securities

•	Preferred stock issued by U.S. and foreign companies

•	Corporate debt securities and preferred stock convertible into common stock

•	Foreign sovereign debt instruments

•	Money market securities

The Core Bond Portfolio and Intermediate Term Portfolio each invests at least 80% of its assets in fixed-income securities. This policy is a non-fundamental policy of each Portfolio and may not be changed without 60 days prior notice to shareholders. Each Portfolio invests primarily in fixed-income securities that are rated in the four highest rating categories by at least one of the recognized rating services (Baa or better by Moody’s or BBB or better by S&P or Fitch). Securities rated in any of the four highest rating categories are known as “investment grade” securities.

MERRILL LYNCH BOND FUND, INC.	21

The Core Bond and Intermediate Term Portfolios each may invest up to 25% of its net assets in fixed-income securities of issuers outside the United States. Portfolio management anticipates that each Portfolio’s investments in foreign securities will primarily be in issuers in Canada, the developed countries of Europe, Australia, New Zealand, and certain Caribbean countries, although the Core Bond and Intermediate Term Portfolios may also invest in issuers located elsewhere, including high credit-quality sovereign and corporate issuers in emerging markets.

The Core Bond and Intermediate Term Portfolios each may invest in various types of mortgage-backed securities. Mortgage-backed securities represent the right to receive a portion of principal and/or interest payments made on a pool of residential or commercial mortgage loans. Mortgage-backed securities frequently react differently to changes in interest rates than other fixed-income securities.

The Core Bond Portfolio may invest in fixed-income securities of any maturity, while the Intermediate Term Portfolio anticipates maintaining an average remaining Portfolio maturity of three to ten years, depending on market conditions. Because the securities held by the Intermediate Term Portfolio may on average have shorter maturities, changes in interest rates should affect the net asset value of the Intermediate Term Portfolio less than the Core Bond Portfolio, although rising interest rates may nevertheless cause the value of the Intermediate Term Portfolio’s investments to decline. However, because its securities may on average have shorter maturities, the Intermediate Term Portfolio may offer a lower yield than the Core Bond Portfolio.

Fixed-income securities frequently have redemption features that permit an issuer to repurchase the security from the Core Bond and Intermediate Term Portfolios at certain times prior to maturity at a specified price, which is generally the amount due at maturity. In many cases, when interest rates go down, issuers redeem fixed-income securities that allow for redemption. When an issuer redeems fixed-income securities, the Fund may receive less than the market value of the securities prior to redemption. In addition, the Core Bond and Intermediate Term Portfolios may have to invest the proceeds in new fixed-income securities with lower yields and therefore lose expected future income.

22	MERRILL LYNCH BOND FUND, INC.

Other Strategies. In addition to the main strategies discussed above, Core Bond and Intermediate Term Portfolios may use certain other investment strategies.

The Core Bond and Intermediate Term Portfolios each may invest up to 10% of its net assets in fixed-income securities that are rated below investment grade by Moody’s, S&P or Fitch or in unrated securities of equivalent credit quality.

INVESTMENT RISKS

This section contains a summary discussion of the general risks of investing in the Portfolios. As with any fund, there can be no guarantee that any Portfolio will meet its objectives or that any Portfolio’s performance will be positive for any period of time.

Set forth below are the main risks of investing in a Portfolio:

Market Risk and Selection Risk — Market risk is the risk that a market in which a Portfolio invests will go down in value, including the possibility that the market will go down sharply and unpredictably. Selection risk is the risk that the securities that Portfolio management selects will underperform the markets, the relevant indices or other funds with similar investment objectives and investment strategies.

Interest Rate Risk — Interest rate risk is the risk that prices of fixed-income securities generally increase when interest rates decline and decrease when interest rates increase. Prices of longer term securities generally change more in response to interest rate changes than prices of shorter term securities. To the extent a Portfolio invests a substantial portion of its assets in fixed-income securities with longer-term maturities, rising interest rates may cause the value of the Portfolio’s investments to decline significantly.

Credit Risk — Credit risk is the risk that the issuer will be unable to pay the interest or principal when due. The degree of credit risk depends on both the financial condition of the issuer and the terms of the obligation. Junk bonds are generally more exposed to credit risk than are investment grade securities.

Foreign Securities — Since each Portfolio may invest in foreign securities, the Portfolios offer the potential for more diversification than funds that invest only in the United States. This is because securities traded on foreign markets

MERRILL LYNCH BOND FUND, INC.	23

have often (though not always) performed differently from securities in the United States. However, such investments involve special risks not present in U.S. investments that can increase the chances that a Portfolio will lose money. In particular, investment in foreign securities involves the following risks, which are generally greater for investments in emerging markets.

•	The economies of certain foreign markets often do not compare favorably with that of the United States in areas such as growth of gross national product, reinvestment of capital, resources and balance of payments. Some of these economies may rely heavily on particular industries or foreign capital and are more vulnerable to diplomatic developments, the imposition of economic sanctions against a particular country or countries, changes in international trading patterns, trade barriers, and other protectionist or retaliatory measures.

•	Investments in foreign markets may be adversely affected by governmental actions such as the imposition of capital controls, nationalization of companies or industries, expropriation of assets or the imposition of punitive taxes.

•	The governments of certain countries may prohibit or impose substantial restrictions on foreign investing in their capital markets or in certain industries. Any of these actions could severely affect security prices, impair a Portfolio’s ability to purchase or sell foreign securities or transfer its assets or income back into the United States, or otherwise adversely affect a Portfolio’s operations.

•	Other foreign market risks include foreign exchange controls, difficulties in pricing securities, defaults on foreign government securities, difficulties in enforcing favorable legal judgments in foreign courts, and political and social instability. Legal remedies available to investors in certain foreign countries may be less extensive than those available to investors in the United States or other foreign countries.

•	Because there are fewer investors in foreign markets and a smaller number of securities traded each day, it may be difficult for a Portfolio to buy and sell securities on those markets.

•	Foreign markets have different clearance and settlement procedures, and in certain markets settlements may be unable

24	MERRILL LYNCH BOND FUND, INC.

to keep pace with the volume of securities transactions which may cause delays. This means that a Portfolio’s assets may be uninvested and not earning returns. A Portfolio may miss investment opportunities or be unable to dispose of a security because of these delays.

•	Securities in which a Portfolio invests may be denominated or quoted in currencies other than the U.S. dollar. Changes in foreign currency exchange rates affect the value of a Portfolio’s net assets. Generally, when the U.S. dollar rises in value against a foreign currency, a security denominated in that currency loses value because the currency is worth fewer U.S. dollars. Conversely, when the U.S. dollar decreases in value against a foreign currency, a security denominated in that currency gains value because the currency is worth more U.S. dollars. This risk, generally known as “currency risk,” means that a strong U.S. dollar will reduce returns for U.S. investors while a weak U.S. dollar will increase those returns.

Mortgage-Backed Securities (Core Bond Portfolio and Intermediate Term Portfolio) — Mortgage-backed securities represent the right to receive a portion of principal and/or interest payments made on a pool of residential or commercial mortgage loans. When interest rates fall, borrowers may refinance or otherwise repay principal on their loans earlier than scheduled. When this happens, certain types of mortgage-backed securities will be paid off more quickly than originally anticipated and a Portfolio will have to invest the proceeds in securities with lower yields. This risk is known as “prepayment risk.” When interest rates rise, certain types of mortgage-backed securities will be paid off more slowly than originally anticipated and the value of these securities will fall. This risk is known as “extension risk.”

Because of prepayment risk and extension risk, mortgage-backed securities react differently to changes in interest rates than other fixed-income securities. Small movements in interest rates (both increases and decreases) may quickly and significantly reduce the value of certain mortgage-backed securities.

Junk Bonds (High Income Portfolio) — Although junk bonds generally pay higher rates of interest than investment grade bonds, there is a greater risk of loss of income or principal. Junk bonds are high-risk investments that may cause losses in a Portfolio. The major risks of junk bond investments include:

MERRILL LYNCH BOND FUND, INC.	25

•	Junk bonds may be issued by less creditworthy companies. Issuers of junk bonds may have a larger amount of outstanding debt relative to their assets than issuers of investment grade bonds. In the event of an issuer’s bankruptcy, claims of other creditors may have priority over the claims of junk bond holders, leaving few or no assets available to repay junk bond holders. Prices of junk bonds are subject to extreme price fluctuations. Adverse changes to the issuer’s industry and general economic conditions may have a greater impact on the prices of junk bonds than on other higher rated fixed income securities. Issuers of junk bonds may be unable to meet their interest or principal payment obligations because of an economic downturn, specific issuer developments, or the unavailability of additional financing.

•	Junk bonds frequently have redemption features that permit an issuer to repurchase the security from a Portfolio before it matures. If the issuer redeems junk bonds, the Portfolio may have to invest the proceeds in bonds with lower yields and may lose income.

•	Junk bonds may be less liquid than higher rated fixed income securities, even under normal economic conditions.

There are fewer dealers in the junk bond market, and there may be significant differences in the prices quoted for junk bonds by the dealers. Because they are less liquid, judgment may play a greater role in valuing certain of a Portfolio’s securities than in the case with securities trading in a more liquid market.

•	A Portfolio may incur expenses to the extent necessary to seek recovery upon default or to negotiate new terms with a defaulting issuer.

Each Portfolio also may be subject to certain other risks associated with its investments and investment strategies, including:

Securities Lending — Each Portfolio may lend securities with a value up to 33 1/3% of its total assets to financial institutions that provide cash or securities issued or guaranteed by the U.S. Government as collateral. Securities lending involves the risk that the borrower may fail to return the securities in a timely manner or at all. As a result, the Portfolio may lose money and there

26	MERRILL LYNCH BOND FUND, INC.

may be a delay in recovering the loaned securities. The Portfolio could also lose money if it does not recover the loaned securities and/or the value of the collateral falls, including the value of investments made with cash collateral. These events could trigger adverse tax consequences to the Portfolio.

Borrowing and Leverage Risk — Each Portfolio may borrow for temporary emergency purposes, including to meet redemptions. Borrowing may exaggerate changes in the net asset value of a Portfolio’s shares and in the yield on a Portfolio’s holdings. Borrowing will cost a Portfolio interest expense and other fees. The cost of borrowing may reduce a Portfolio’s return. Certain securities that a Portfolio buys may create leverage including, for example, when-issued securities, forward commitments and options.

Distressed Securities — The High Income Portfolio may invest in distressed securities. Distressed securities are speculative and involve substantial risks. Generally, the High Income Portfolio will invest in distressed securities when Portfolio management believes they offer significant potential for higher returns or can be exchanged for other securities that offer this potential. However, there can be no assurance that the Portfolio will achieve these returns or that the issuer will make an exchange offer or adopt a plan of reorganization. The High Income Portfolio will generally not receive interest payments on the distressed securities and may incur costs to protect its investment. In addition, distressed securities involve the substantial risk that principal will not be repaid. Distressed securities and any securities received in an exchange may be subject to restrictions or resale.

Corporate Loans — Commercial banks and other financial institutions make corporate loans to companies that need capital to grow or restructure. Borrowers generally pay interest on corporate loans at rates that change in response to changes in market interest rates or the prime rates of U.S. banks or the London Interbank Offered Rate (“LIBOR”). As a result, the value of corporate loan investments generally is less responsive to shifts in market interest rates. Because the trading market for corporate loans is less developed than the secondary market for bonds and notes, the High Income Portfolio may experience difficulties from time to time in selling its corporate loans. Borrowers frequently provide collateral to secure repayment of these obligations. Leading financial institutions often act as agent for a broader group of lenders, generally referred to as a “syndicate.” The syndicate agent arranges the corporate loans and holds collateral and accepts payments of principal and interest. By investing in a corporate loan, the Portfolio becomes a member of the syndicate. If the agent developed financial problems, the Portfolio may not recover its investment.

MERRILL LYNCH BOND FUND, INC.	27

The corporate loans in which the High Income Portfolio invests are rated in the lower rating categories by one or more nationally recognized rating agencies, or are unrated securities that Portfolio management believes are of comparable quality. Such loans can be expected to provide higher yields than bonds and notes that have investment grade ratings, but may be subject to greater risk of loss of principal and income. Borrowers do not always provide collateral for corporate loans, and when there is collateral, the value of the collateral may not cover the borrower’s obligations at the time of a default. If a borrower files for protection from its creditors under the U.S. bankruptcy laws, these laws may limit the Portfolio’s rights to its collateral. In addition, the value of collateral may erode during a bankruptcy case. In the event of a bankruptcy the holder of a corporate loan may not recover its principal, may experience a long delay in recovering its investment and may not receive any interest during the delay.

Illiquid Investments — Each Portfolio may invest up to 15% of its net assets in illiquid securities that it cannot easily sell within seven days at current value or that have contractual or legal restrictions on resale. If a Portfolio buys illiquid securities it may be unable to quickly sell them or may be able to sell them only at a price below current value.

Sovereign Debt — Each Portfolio may invest in sovereign debt securities. These securities are issued or guaranteed by foreign government entities. Investments in sovereign debt subject a Portfolio to the risk that a government entity may delay or refuse to pay interest or repayment of principal on its sovereign debt. Some of these reasons may include: cash flow problems, insufficient foreign currency reserves, political considerations, the relative size of its debt position to its economy or its failure to put in place economic reforms required by the International Monetary Fund or other multilateral agencies. If a government entity defaults, it may ask for more time in which to pay, or for further loans. There is no legal process for collecting sovereign debts that a government does not pay.

Derivatives — Each Portfolio may invest in derivatives, including indexed and inverse securities, options, futures, options on futures and swaps agreements, including interest rate and credit default swaps. Derivatives allow a Portfolio to increase or decrease its risk exposure and potential for gain or loss more quickly and efficiently than other types of instruments.

Derivatives are volatile and involve significant risks, including:

Credit risk — the risk that the counterparty (the party on the other side of the transaction) on a derivative transaction will be unable to honor its financial obligation to the Portfolio.

28	MERRILL LYNCH BOND FUND, INC.

Leverage risk — the risk associated with certain types of investments or trading strategies that relatively small market movements may result in large changes in the value of an investment. Certain investments or trading strategies that involve leverage can result in losses that greatly exceed the amount originally invested.

Liquidity risk — the risk that certain securities may be difficult or impossible to sell at the time that the seller would like or at the price that the seller believes the security is currently worth.

Each Portfolio may also use derivatives for hedging purposes including anticipatory hedges. Hedging is a strategy in which the Portfolio uses a derivative to offset the risks associated with other Portfolio holdings. While hedging can reduce losses, it can also reduce or eliminate gains or cause losses if the market moves in a different manner than anticipated by the Portfolio or if the cost of the derivative outweighs the benefit of the hedge. Hedging also involves the risk that changes in the value of the derivative will not match those of the holdings being hedged as expected by the Portfolio, in which case any losses on the holdings being hedged may not be reduced and may be increased. There can be no assurance that the Portfolio’s hedging strategy will reduce risk or that hedging transactions will be either available or cost effective. None of the Portfolios is required to use hedging and each may choose not to do so.

Indexed and Inverse Floating Rate Securities — Each Portfolio may invest in securities whose potential returns are directly related to changes in an underlying index or interest rate, known as indexed securities. The return on indexed securities will rise when the underlying index or interest rate rises and fall when the index or interest rate falls. Each Portfolio may also invest in securities whose return is inversely related to changes in an interest rate (inverse floaters). In general, income on inverse floaters will decrease when interest rates increase and increase when interest rates decrease. Investments in inverse floaters may subject a Portfolio to the risks of reduced or eliminated interest payments and losses of principal. In addition, certain indexed securities and inverse floaters may increase or decrease in value at a greater rate than the underlying interest rate, which effectively leverages the Portfolio’s investment. Indexed securities and inverse floaters are derivative securities and can be considered speculative. Indexed and inverse securities involve credit risk and certain indexed and inverse securities may involve leverage risk and liquidity risk.

MERRILL LYNCH BOND FUND, INC.	29

STATEMENT OF ADDITIONAL INFORMATION

If you would like further information about the Fund, including how it invests, please see the Statement of Additional Information.

30	MERRILL LYNCH BOND FUND, INC.

Your Account

MERRILL LYNCH SELECT PRICINGSM SYSTEM

Core Bond Portfolio and Intermediate Term Portfolio each offers five share classes and High Income Portfolio offers four share classes, each with its own sales charge and expense structure, allowing you to invest in the way that best suits your needs. Each share class represents the same ownership interest in the portfolio investments of the particular Portfolio. When you choose your class of shares, you should consider the size of your investment and how long you plan to hold your shares. Your Merrill Lynch Financial Advisor can help you determine which share class is best suited to your personal financial goals.

For example, if you select Class A or Class D shares of a Portfolio, you generally pay a sales charge at the time of purchase. If you buy Class D shares, you also pay an ongoing account maintenance fee of 0.25% for the High Income Portfolio and Core Bond Portfolio, and an account maintenance fee of 0.10% for the Intermediate Term Portfolio. You may be eligible for a sales charge reduction or waiver.

Certain financial intermediaries may charge additional fees in connection with transactions in Portfolio shares. The Investment Adviser, the Distributor or their affiliates may make payments out of their own resources to selected securities dealers and other financial intermediaries for providing services intended to result in the sale of Portfolio shares or for shareholder servicing activities.

If you select Class B, Class C or, where available, Class R shares of a Portfolio, you will invest the full amount of your purchase price, but you will be subject to an account maintenance fee of 0.25%. In addition, Class B shares are subject to a distribution fee of 0.50% for High Income Portfolio and Core Bond Portfolio and 0.25% for Intermediate Term Portfolio, and Class C shares are subject to a distribution fee of 0.55% for High Income Portfolio and Core Bond Portfolio and 0.25% for Intermediate Term Portfolio. Class R shares are subject to a distribution fee of 0.25%. Because these fees are paid out of each Portfolio’s assets on an ongoing basis, over time these fees increase the cost of your investment and may cost you more than paying other types of sales charges. In addition, you may be subject to a deferred sales charge when you sell Class B or Class C shares.

Each Portfolio’s shares are distributed by FAM Distributors, Inc., an affiliate of Merrill Lynch.

MERRILL LYNCH BOND FUND, INC.	31

The table below summarizes key features of the Merrill Lynch Select PricingSM System.

	Class A	Class B	Class C	Class D	Class R

Availability

Limited to certain investors including:

•Current Class A shareholders

•Certain Retirement Plans

•Participants in certain Merrill Lynch-sponsored programs

•Certain affiliates of Merrill Lynch, selected securities dealers and other financial intermediaries.

		Generally available through Merrill Lynch. Limited availability through selected securities dealers and other financial intermediaries.	Generally available through Merrill Lynch. Limited availability through selected securities dealers and other financial intermediaries.	Generally available through Merrill Lynch. Limited availability through selected securities dealers and other financial intermediaries.	Available only to certain retirement plans. Not available for High Income Portfolio.

Initial Sales Charge?	Yes. Payable at time of purchase. Lower sales charges available for larger investments.	No. Entire purchase price is invested in shares of the Portfolio.	No. Entire purchase price is invested in shares of the Portfolio.	Yes. Payable at time of purchase. Lower sales charge available for larger investments.	No. Entire purchase price is invested in shares of the Portfolio.

Deferred Sales Charge?	No. (May be charged for purchases over $1 million that are redeemed within one year.)	Yes. Payable if you redeem within six years of purchase for the High Income Portfolio and the Core Bond Portfolio or within three years of purchase for the Intermediate Term Portfolio.	Yes. Payable if you redeem within one year of purchase.	No. (May be charged for purchases over $1 million that are redeemed within one year.)	No.

Account Maintenance and Distribution Fees?	No.	0.25% Account Maintenance Fee. 0.50% Distribution Fee for the High Income Portfolio and Core Bond Portfolio, and a 0.25% Distribution Fee for the Intermediate Term Portfolio.	0.25% Account Maintenance Fee. 0.55% Distribution Fee for the High Income Portfolio and Core Bond Portfolio, and a 0.25% Distribution Fee for the Intermediate Term Portfolio.	0.25% Account Maintenance Fee for the High Income Portfolio and Core Bond Portfolio, and a 0.10% Account Maintenance Fee for the Intermediate Term Portfolio. No Distribution Fee.	0.25% Account Maintenance Fee. 0.25% Distribution Fee.

Conversion to Class D shares?	No.	Yes, automatically after approximately ten years.	No.	N/A	No.

32	MERRILL LYNCH BOND FUND, INC.

Class A and Class D Shares — Initial Sales Charge Options

If you select Class A or Class D shares, you will pay a sales charge at the time of purchase as shown in the following table.

High Income Portfolio and Core Bond Portfolio

Your Investment	As a % of Offering Price	As a % of Your Investment*	Dealer Compensation as a % of Offering Price

Less than $25,000	4.00%	4.17%	3.75%

$25,000 but less than $50,000	3.75%	3.90%	3.50%

$50,000 but less than $100,000	3.25%	3.36%	3.00%

$100,000 but less than $250,000	2.50%	2.56%	2.25%

$250,000 but less than $1,000,000	1.50%	1.52%	1.25%

$1,000,000 and over**	0.00%	0.00%	0.00%

Intermediate Term Portfolio

Your Investment	As a % of Offering Price	As a % of Your Investment*	Dealer Compensation as a % of Offering Price

Less than $100,000	1.00%	1.01%	0.95%

$100,000 but less than $250,000	0.75%	0.76%	0.70%

$250,000 but less than $500,000	0.50%	0.50%	0.45%

$500,000 but less than $1,000,000	0.30%	0.30%	0.27%

$1,000,000 and over**	0.00%	0.00%	0.00%

*	Rounded to the nearest one-hundredth percent.
**	If you invest $1,000,000 or more in Class A or Class D shares, you may not pay an initial sales charge. In that case, the Investment Adviser compensates the selling dealer or other financial intermediary from its own funds. However, if you redeem your shares within one year after purchase, you may be charged a deferred sales charge. This charge is 1.00% (for the High Income Portfolio and Core Bond Portfolio) or 0.20% (for the Intermediate Term Portfolio) of the lesser of the original cost of the shares being redeemed or your redemption proceeds. A sales charge of 0.75% will be charged on purchases of $1,000,000 or more of Class A or Class D shares by certain employer-sponsored retirement or savings plans.

MERRILL LYNCH BOND FUND, INC.	33

Right of Accumulation — permits you to pay the sales charge that would apply to the cost or value (whichever is higher) of all shares you own in the Merrill Lynch mutual funds that offer Select PricingSM options.

Letter of Intent — permits you to pay the sales charge that would be applicable if you add up all shares of Merrill Lynch Select PricingSM System funds that you agree to buy within a 13-month period. Certain restrictions apply.

No initial sales charge applies to Class A or Class D shares that you buy through reinvestment of dividends.

A reduced or waived sales charge on a purchase of Class A or Class D shares may apply for:

•	Purchases under a Right of Accumulation or Letter of Intent

•	Merrill Lynch BlueprintSM Program participants

•	TMASM Managed Trusts

•	Certain Merrill Lynch investment or central asset accounts

•	Certain employer-sponsored retirement or savings plans

•	Purchases using proceeds from the sale of certain Merrill Lynch closed-end funds under certain circumstances

•	Certain investors, including directors or trustees of Merrill Lynch mutual funds and Merrill Lynch employees

•	Certain fee-based programs of Merrill Lynch and other financial intermediaries that have agreements with the Distributor or its affiliates

Only certain investors are eligible to buy Class A shares. Your Merrill Lynch Financial Advisor can help you determine whether you are eligible to buy Class A shares or to participate in any of these programs.

If you decide to buy shares under the initial sales charge alternative and you are eligible to buy both Class A and Class D shares, you should buy Class A since Class D shares are subject to a 0.25% account maintenance fee (0.10% for Intermediate Term Portfolio), while Class A shares are not.

If you redeem Class A or Class D shares and within 30 days buy new shares of the same class, you will not pay a sales charge on the new purchase amount. The amount eligible for this “Reinstatement Privilege” may not exceed the amount of your redemption proceeds. To exercise the privilege, contact your Merrill Lynch Financial Advisor, selected securities dealer, other financial intermediary or the Fund’s Transfer Agent at 1-800-MER-FUND.

34	MERRILL LYNCH BOND FUND, INC.

Class B and Class C Shares — Deferred Sales Charge Options

If you select Class B or Class C shares, you do not pay an initial sales charge at the time of purchase. However, if you redeem your Class B shares within six years (or within three years for the Intermediate Term Portfolio) or your Class C shares within one year after purchase, you may be required to pay a deferred sales charge. You will also pay account maintenance fees of 0.25% and distribution fees each year under distribution plans that the Fund has adopted under Rule 12b-1. If you invest in the High Income Portfolio or Core Bond Portfolio, you will pay distribution fees for your Class B and C shares in the amount of 0.50% or 0.55%, respectively. Distribution fees for Class B and Class C shares of the Intermediate Term Portfolio are 0.25%. Because these fees are paid out of each Portfolio’s assets on an ongoing basis, over time these fees increase the cost of your investment and may cost you more than paying other types of sales charges. The Distributor uses the money that it receives from the deferred sales charges and the distribution fees to cover the costs of marketing, advertising and compensating the Merrill Lynch Financial Advisor, selected securities dealer or other financial intermediary who assists you in purchasing Portfolio shares.

Class B Shares

If you redeem Class B shares within six years (or within three years for the Intermediate Term Portfolio) after purchase, you may be charged a deferred sales charge. The amount of the charge gradually decreases as you hold your shares over time, according to the following schedules:

MERRILL LYNCH BOND FUND, INC.	35

High Income Portfolio and Core Bond Portfolio

Years Since Purchase	Sales Charge*

0 – 1	4.00%

1 – 2	4.00%

2 – 3	3.00%

3 – 4	3.00%

4 – 5	2.00%

5 – 6	1.00%

6 and thereafter	0.00%

Intermediate Term Portfolio

Years Since Purchase	Sales Charge*

0 – 1	1.00%

1 – 2	0.50%

2 – 3	0.25%

3 and thereafter	0.00%

*	The percentage charge will apply to the lesser of the original cost of the shares being redeemed or the proceeds of your redemption. Shares acquired through reinvestment of dividends are not subject to a deferred sales charge. For shares acquired before December 1, 2002, the four-year (one-year for Intermediate Term Portfolio) deferred sales charge schedule in effect at that time will apply. Not all Merrill Lynch funds have identical deferred sales charge schedules. If you exchange your shares for shares of another fund, the higher charge will apply.

The deferred sales charge relating to Class B shares may be reduced or waived in certain circumstances, such as:

•	Certain post-retirement withdrawals from an IRA or other retirement plan if you are over 59 1/2 years old

•	Redemption by certain eligible 401(a) and 401(k) plans, certain related accounts and group plans participating in the Merrill Lynch BlueprintSM Program and certain retirement plan rollovers

36	MERRILL LYNCH BOND FUND, INC.

•	Redemption in connection with participation in certain fee-based programs of Merrill Lynch or other financial intermediaries that have agreements with the Distributor or its affiliates or in connection with involuntary termination of an account in which Portfolio shares are held

•	Withdrawals resulting from shareholder death or disability as long as the waiver request is made within one year of death or disability or, if later, reasonably promptly following completion of probate

•	Withdrawal through the Merrill Lynch Systematic Withdrawal Plan of up to 10% per year of your Class B account value at the time the plan is established

Your Class B shares convert automatically into Class D shares approximately ten years after purchase. Any Class B shares received through reinvestment of dividends paid on converting shares will also convert at that time. Class D shares are subject to lower annual expenses than Class B shares. The conversion of Class B to Class D shares is not a taxable event for federal income tax purposes. Consult your tax adviser regarding the state and local tax consequences.

Different conversion schedules apply to Class B shares of different Merrill Lynch mutual funds. For example, Class B shares of a fixed-income fund typically convert approximately ten years after purchase compared to approximately eight years for equity funds. If you acquire your Class B shares in an exchange from another fund with a shorter conversion schedule, the Portfolio’s ten year conversion schedule will apply. If you exchange your Class B shares in a Portfolio for Class B shares of another fund with a longer conversion schedule, the other fund’s conversion schedule will apply. The length of time that you hold both the original and exchanged Class B shares in both funds will count toward the conversion schedule. The conversion schedule may be modified in certain other cases as well.

Class C Shares

If you redeem Class C shares within one year after purchase, you may be charged a deferred sales charge of 1.00%. The charge will apply to the lesser of the original cost of the shares being redeemed or the proceeds of your redemption. You will not be charged a deferred sales charge when you redeem shares that you acquire through reinvestment of Fund dividends or

MERRILL LYNCH BOND FUND, INC.	37

distributions. The deferred sales charge applicable to Class C shares may be reduced or waived in connection with involuntary termination of an account in which Portfolio shares are held, withdrawals through the Merrill Lynch Systematic Withdrawal Plan and redemptions of Class C shares by certain retirement plans.

Class C shares do not offer a conversion privilege.

Class R Shares

Class R shares are available only to certain retirement plans. If you purchase Class R shares, you will not pay either an initial sales charge or a contingent deferred sales charge. However, Class R shares are subject to a distribution fee of 0.25% and an account maintenance fee of 0.25%. Because these fees are paid out of a Portfolio’s assets on an ongoing basis, over time these fees increase the cost of your investment and may cost you more than paying other types of sales charges. Class R shares do not offer a conversion privilege.

Class R shares are not available for High Income Portfolio.

HOW TO BUY, SELL, TRANSFER AND EXCHANGE SHARES

The chart on the following pages summarizes how to buy, sell, transfer and exchange shares through Merrill Lynch, a selected securities dealer, broker, investment adviser, service provider or other financial intermediary. You may also buy, sell, transfer or exchange shares through the Transfer Agent. To learn more about buying, selling, transferring or exchanging shares through the Transfer Agent, call 1-800-MER-FUND. Because the selection of a mutual fund involves many considerations, your Merrill Lynch Financial Advisor may help you with this decision.

Because of the high costs of maintaining smaller shareholder accounts, the Fund may redeem the shares in your account (without charging any deferred sales charge) if the net asset value of your account falls below $500 due to redemptions you have made. You will be notified that the value of your account is less than $500 before the Fund makes an involuntary redemption. You will then have 60 days to make an additional investment to bring the value of your account to at least $500 before the Fund takes any action. The involuntary redemption does not apply to retirement plans or Uniform Gifts or Transfers to Minors Act accounts.

38	MERRILL LYNCH BOND FUND, INC.

If You Want to	Your Choices	Information Important for You to Know

Buy Shares	First, select the share class appropriate for you	Refer to the Merrill Lynch Select PricingSM System table on page 32. Be sure to read this prospectus carefully.

Next, determine the amount of your investment

•The minimum initial investment for a Portfolio is $1,000 for all accounts except:

•$250 for certain Merrill Lynch fee-based programs

•$100 for Merrill Lynch BlueprintSM Program

•$100 for retirement plans

(The minimums for initial investments may be waived under certain circumstances.)

Have your Merrill Lynch Financial Advisor, selected securities dealer or other financial intermediary submit your purchase order

The price of your shares is based on the next calculation of net asset value after your order is placed. Any purchase orders placed by the close of business on the New York Stock Exchange (generally 4:00 pm Eastern time) will be priced at the net asset value determined that day. Certain financial intermediaries, however, may require submission of orders prior to that time.

Purchase orders placed after that time will be priced at the net asset value determined on the next business day. Each Portfolio may reject any order to buy shares and may suspend the sale of shares at any time. Selected securities dealers or other financial intermediaries, including Merrill Lynch, may charge a processing fee to confirm a purchase. Merrill Lynch currently charges a fee of $5.35.

	Or contact the Transfer Agent	To purchase shares directly, call the Transfer Agent at 1-800-MER-FUND and request a purchase application. Mail the completed purchase application to the Transfer Agent at the address on the inside back cover of this Prospectus.

Add to Your Investment	Purchase additional shares

The minimum investment for additional purchases is generally $50 for all accounts except that retirement plans have a minimum additional purchase of $1 and certain programs, such as automatic investment plans, may have higher minimums.

(The minimums for additional purchases may be waived under certain circumstances.)

	Acquire additional shares through the automatic dividend reinvestment plan	All dividends and capital gains distributions are automatically reinvested without a sales charge.

	Participate in the automatic investment plan	You may invest a specific amount on a periodic basis through certain Merrill Lynch investment or central asset accounts.

MERRILL LYNCH BOND FUND, INC.	39

If You Want to	Your Choices	Information Important for You to Know

Transfer Shares to Another Securities Dealer or Other Financial Intermediary	Transfer to a participating securities dealer or other financial intermediary	You may transfer your shares of a Portfolio only to another securities dealer that has entered into an agreement with the Distributor. Certain shareholder services may not be available for the transferred shares. You may only purchase additional shares of funds previously owned before the transfer. All future trading of these assets must be coordinated by the receiving firm.

	Transfer to a non- participating securities dealer or other financial intermediary	You must either: •Transfer your shares to an account with the Transfer Agent; or •Sell your shares, paying any applicable deferred sales charges.

Sell Your Shares	Have your Merrill Lynch Financial Advisor, selected securities dealer or other financial intermediary submit your sales order	The price of your shares is based on the next calculation of net asset value after your order is placed. For your redemption request to be priced at the net asset value on the day of your request, you must submit your request to your dealer or other financial intermediary prior to that day’s close of business on the New York Stock Exchange (generally 4:00 p.m. Eastern time). Certain financial intermediaries, however, may require submission of orders prior to that time. Any redemption request placed after that time will be priced at the net asset value at the close of business on the next business day.

Securities dealers or other financial intermediaries, including Merrill Lynch, may charge a fee to process a redemption of shares. Merrill Lynch currently charges a fee of $5.35. No processing fee is charged if you redeem shares directly through the Transfer Agent.

The Fund may reject an order to sell shares under certain circumstances.

40	MERRILL LYNCH BOND FUND, INC.

If You Want to	Your Choices	Information Important for You to Know

Sell Your Shares (continued)	Sell through the Transfer Agent	You may sell shares held at the Transfer Agent by writing to the Transfer Agent at the address on the inside back cover of this prospectus. All shareholders on the account must sign the letter. A signature guarantee will generally be required, but may be waived in certain limited circumstances. You can obtain a signature guarantee from a bank, securities dealer, securities broker, credit union, savings association, national securities exchange or registered securities association. A notary public seal will not be acceptable. If you hold stock certificates, return the certificates with the letter. The Transfer Agent will normally mail redemption proceeds within seven days following receipt of a properly completed request. If you make a redemption request before the Fund has collected payment for the purchase of shares, the Fund or the Transfer Agent may delay mailing your proceeds. This delay will usually not exceed ten days.
You may also sell shares held at the Transfer Agent by telephone request if the amount being sold is less than $50,000 and if certain other conditions are met. Contact the Transfer Agent at 1-800-MER-FUND for details.

Sell Shares Systematically	Participate in the Fund’s Systematic Withdrawal Plans	You can choose to receive systematic payments from your Fund account either by check or through direct deposit to your bank account on a monthly or quarterly basis. If you hold your Fund shares in a Merrill Lynch CMA® or Retirement Account you can arrange for systematic redemptions of a fixed dollar amount on a monthly, bi-monthly, quarterly, semi-annual or annual basis, subject to certain conditions. Under either method you must have dividends and other distributions automatically reinvested. For Class B and Class C shares, your total annual withdrawals cannot be more than 10% per year of the value of your shares at the time your plan is established. The deferred sales charge is waived for systematic redemptions. Ask your Merrill Lynch Financial Advisor or other financial intermediary for details.

MERRILL LYNCH BOND FUND, INC.	41

If You Want to	Your Choices	Information Important for You to Know

Exchange Your Shares	Select the fund into which you want to exchange. Be sure to read that fund’s prospectus	You can exchange your Class A, Class B, Class C and Class D shares of a Portfolio for shares of many other Merrill Lynch mutual funds. You must have held the shares used in the exchange for at least 15 calendar days before you can exchange to another fund.
Class A, Class B, Class C, and Class D shares of each Portfolio are generally exchangeable for shares of the same class of another fund. If you own Class A shares and wish to exchange into a fund in which you have no Class A shares (and are not eligible to buy Class A shares), you will exchange into Class D shares.
Some of the Merrill Lynch mutual funds impose a different initial or deferred sales charge schedule. If you exchange Class A or Class D shares for shares of a fund with a higher initial sales charge than you originally paid, you will be charged the difference at the time of exchange. If you exchange Class B shares for shares of a fund with a different deferred sales charge schedule, the higher schedule will apply. The time you hold Class B or Class C shares in both funds will count when determining your holding period for calculating a deferred sales charge at redemption. If you exchange Class A or Class D shares for money market fund shares, you will receive Class A shares of Summit Cash Reserves Fund. Class B or Class C shares of a Portfolio will be exchanged for Class B shares of Summit Cash Reserves Fund.

To exercise the exchange privilege contact your Merrill Lynch Financial Advisor or other financial intermediary or call the Transfer Agent at 1-800-MER-FUND.

Although there is currently no limit on the number of exchanges that you can make, the exchange privilege may be modified or terminated at any time in the future.

Short-term or excessive trading into and out of a Portfolio may harm performance by disrupting portfolio management strategies and by increasing expenses. Accordingly, a Portfolio may reject any purchase orders, including exchanges, particularly from market timers or investors who, in Fund management’s opinion, have a pattern of short term or excessive trading or whose trading has been or may be disruptive to the Fund. For these purposes, Fund management may consider an investor’s trading history in the Fund or other Merrill Lynch funds, and accounts under common ownership or control.

42	MERRILL LYNCH BOND FUND, INC.

Net Asset Value — the market value of a Portfolio’s total assets after deducting liabilities, divided by the number of shares outstanding.

When you buy shares, you pay the net asset value, plus any applicable sales charge. This is the offering price. Shares are also redeemed at their net asset value, minus any applicable deferred sales charge. Each Portfolio calculates its net asset value (generally by using market quotations) each day the New York Stock Exchange is open as of the close of business on the Exchange based on prices at the time of closing. The Exchange generally closes at 4:00 p.m. Eastern time. The net asset value used in determining your share price is the next one calculated after your purchase or redemption order is placed. If events that are expected to materially affect the value of the securities traded in other markets occur between the close of those markets and the close of business on the New York Stock Exchange, those securities may be valued at their fair value. Foreign securities owned by a Portfolio may trade on weekends or other days when a Portfolio does not price its shares. As a result, a Portfolio’s net asset value may change on days when you will not be able to purchase or redeem the Portfolio’s shares.

The Fund may accept orders from certain authorized financial intermediaries or their designees. The Fund will be deemed to receive an order when accepted by the intermediary or designee and the order will receive the net asset value next computed by the Fund after such acceptance. If the payment for a purchase order is not made by a designated later time, the order will be canceled and the financial intermediary could be held liable for any losses.

Generally, Class A shares will have the highest net asset value because that class has the lowest expenses, and Class D shares will have a higher net asset value than Class B, Class C or Class R shares and Class R shares will have a higher net asset value than Class B or Class C shares. Also, dividends paid on Class A, Class D and Class R shares will generally be higher than dividends paid on Class B and Class C shares because Class A, Class D and Class R shares have lower expenses.

PARTICIPATION IN FEE-BASED PROGRAMS

If you participate in certain fee-based programs offered by Merrill Lynch or other financial intermediaries, you may be able to buy Class A shares at net asset value, including by exchanges from other share classes. Sales charges on the shares being exchanged may be reduced or waived under certain circumstances.

MERRILL LYNCH BOND FUND, INC.	43

Dividends — ordinary income and

capital gains paid to shareholders. Dividends may be reinvested in additional Portfolio shares as they are paid.

You generally cannot transfer shares held through a fee-based program into another account. Instead, you will have to redeem your shares held through the program and purchase shares of another class, which may be subject to distribution and account maintenance fees. This may be a taxable event and you will pay any applicable sales charges.

If you leave one of these programs, your shares may be redeemed or automatically exchanged into another class of the particular Portfolio or into a money market fund. The class you receive may be the class you originally owned when you entered the program, or in certain cases, a different class. If the exchange is into Class B shares, the period before conversion to Class D shares may be modified. Any redemption or exchange will be at net asset value. However, if you participate in the program for less than a specified period, you may be charged a fee in accordance with the terms of the program.

Details about these features and the relevant charges are included in the client agreement for each fee-based program and are available from your Merrill Lynch Financial Advisor, selected securities dealer or other financial intermediary.

DIVIDENDS AND TAXES

Each Portfolio will distribute net investment income monthly and net realized capital gains at least annually. Each Portfolio may also pay a special distribution at the end of the calendar year to comply with Federal tax requirements. If you would like to receive dividends in cash, contact your Merrill Lynch Financial Advisor, selected securities dealer, other financial intermediary or the Transfer Agent.

You will pay tax on dividends from a Portfolio whether you receive them in cash or additional shares. If you redeem Portfolio shares or exchange them for shares of another fund, you generally will be treated as having sold your shares and any gain on the transaction may be subject to tax. Capital gain dividends are generally taxed at different rates from ordinary income dividends.

44	MERRILL LYNCH BOND FUND, INC.

‘‘BUYING A DIVIDEND’’

Unless your investment is in a tax deferred account, you may want to avoid buying shares shortly before a Portfolio pays a dividend. The reason? If you buy shares when a Portfolio has realized but not yet distributed ordinary income or capital gains, you will pay the full price for the shares and then receive a portion of the price back in the form of a taxable dividend. Before investing you may want to consult your tax adviser.

If you are neither a lawful permanent resident nor a citizen of the United States or if you are a foreign entity, each Portfolio’s ordinary income dividends (which include distributions of the excess of net short term capital gains over net long-term capital losses) will generally be subject to a 30% U.S. withholding tax, unless a lower treaty rate applies.

Dividends and interest received by each Portfolio may give rise to withholding and other taxes imposed by foreign countries. Tax conventions between certain countries and the United States may reduce or eliminate such taxes.

By law, your dividends and redemption proceeds will be subject to a withholding tax if you have not provided a taxpayer identification number or social security number or if the number you have provided is incorrect.

This section summarizes some of the consequences under current Federal tax law of an investment in a Portfolio. It is not a substitute for personal tax advice. Consult your personal tax adviser about the potential tax consequences of an investment in a Portfolio under all applicable tax laws.

ELECTRONIC DELIVERY

The Fund is now offering electronic delivery of communications to its shareholders. In order to receive this service, you must register your account and provide us with e-mail information. To sign up for this service, simply access this website http//:www.icsdelivery.com/live/ and follow the instructions. When you visit this site, you will obtain a personal identification number (PIN). You will need this PIN should you wish to update your e-mail address, choose to discontinue this service and/or make other changes to the service. This service is not available for certain retirement accounts at this time.

MERRILL LYNCH BOND FUND, INC.	45

Management of the Fund

FUND ASSET MANAGEMENT

Fund Asset Management, L.P., the Fund’s Investment Adviser, manages the Fund’s investments and its business operations under the overall supervision of the Fund’s Board of Directors. The Investment Adviser has the responsibility for making all investment decisions for the Portfolios. The Investment Adviser has a sub-advisory agreement with Merrill Lynch Asset Management U.K. Limited, an affiliate, under which the Investment Adviser may pay a fee for services it receives. The Fund pays the Investment Adviser fees at annual rates that decrease as the total net assets of the Fund’s three Portfolios increase above certain levels. The fee rates are applied to the average daily net assets of each Portfolio, with the reduced rates applicable to portions of the assets of each Portfolio to the extent that the aggregate average daily net assets of the three combined Portfolios exceeds $250 million, $500 million and $750 million (each such amount being a “breakpoint level”). These annual fee rates range from 0.55% to 0.40% for the High Income Portfolio and from 0.50% to 0.35% for the Core Bond and Intermediate Term Portfolios.

Set forth below is the advisory fee paid by each Portfolio for the fiscal year ended September 30, 2002, as a percentage of the average daily net assets of the relevant Portfolio.

Advisory Fee Paid For Fiscal Year Ended September 30, 2002

High Income Portfolio	0.42%

Core Bond Portfolio	0.37%

Intermediate Term Portfolio	0.37%

Fund Asset Management was organized as an investment adviser in 1977 and offers investment advisory services to more than 50 registered investment companies. Merrill Lynch Asset Management U.K. Limited was organized as an investment adviser in 1986 and acts as sub-advisor to more than 50 registered investment companies. Fund Asset Management and its affiliates had approximately $462 billion in investment company and other portfolio assets under management as of December 2002.

46	MERRILL LYNCH BOND FUND, INC.

FINANCIAL HIGHLIGHTS

The Financial Highlights table is intended to help you understand each Portfolio’s financial performance for the past five years. Certain information reflects financial results for a single Portfolio share. The total returns in the table represent the rate an investor would have earned or lost on an investment in the indicated Portfolio (assuming reinvestment of all dividends). The information has been audited by Deloitte & Touche LLP, whose report, along with each Portfolio’s financial statements, are included in the Fund’s Annual Report which is available upon request. Since the inception date for Class R shares was January 1, 2003, information for Class R shares is not included.

High Income Portfolio

	Class A					Class B
Increase (Decrease) in Net Asset Value:	For the Year Ended September 30,					For the Year Ended September 30,
	2002	2001	2000	1999	1998	2002	2001	2000	1999	1998

Per Share Operating Performance:

Net asset value, beginning of year	$4.73	$6.03	$6.59	$7.05	$8.29	$4.74	$6.04	$6.59	$7.05	$8.30

Investment income — net	.47	.62	.71	.72	.75	.43	.58	.66	.67	.69

Realized and unrealized loss on investments — net	(.68)	(1.30)	(.56)	(.31)	(1.19)	(.69)	(1.30)	(.55)	(.31)	(1.20)

Total from investment operations	(.21)	(.68)	.15	.41	(.44)	(.26)	(.72)	.11	.36	(.51)

Less dividends and distributions:
Investment income — net	(.47)	(.62)	(.71)	(.72)	(.75)	(.43)	(.58)	(.66)	(.67)	(.69)
Realized gain on investments — net	—	—	—	(.01)	(.05)	—	—	—	(.01)	(.05)
In excess of realized gain on investment — net	—	—	—	(.14)	—	—	—	—	(.14)	—

Total dividends and distributions	(.47)	(.62)	(.71)	(.87)	(.80)	(.43)	(.58)	(.66)	(.82)	(.74)

Net asset value, end of year	$4.05	$4.73	$6.03	$6.59	$7.05	$4.05	$4.74	$6.04	$6.59	$7.05

Total Investment Return:*

Based on net asset value per share	(5.16)%	(11.92)%	2.31%	5.90%	(5.98)%	(6.09)%	(12.56)%	1.70%	5.10%	(6.80)%

Ratios to Average Net Assets:

Expenses	.62%	.61%	.52%	.51%	.49%	1.39%	1.37%	1.29%	1.28%	1.25%

Investment income — net	10.21%	11.52%	11.07%	10.40%	9.40%	9.52%	10.78%	10.30%	9.66%	8.63%

Supplemental Data:

Net assets, end of year (in thousands)	$377,623	$438,383	$545,425	$807,942	$922,820	$894,051	$1,387,523	$2,115,413	$3,290,248	$4,469,452

Portfolio turnover	46.18%	23.24%	14.44%	19.74%	41.97%	46.18%	23.24%	14.44%	19.74%	41.97%

*	Total investment returns exclude the effects of sales charges.

MERRILL LYNCH BOND FUND, INC.	47

FINANCIAL HIGHLIGHTS (continued)

	Class C					Class D
Increase (Decrease) in Net Asset Value:	For the Year Ended September 30,					For the Year Ended September 30,
	2002	2001	2000	1999	1998	2002	2001	2000	1999	1998

Per Share Operating Performance:

Net asset value, beginning of year	$4.74	$6.04	$6.60	$7.06	$8.30	$4.74	$6.04	$6.59	$7.05	$8.30

Investment income — net	.43	.58	.66	.66	.69	.46	.61	.70	.70	.73

Realized and unrealized loss on investments — net	(.69)	(1.30)	(.56)	(.31)	(1.19)	(.69)	(1.30)	(.55)	(.31)	(1.20)

Total from investment operations	(.26)	(.72)	.10	.35	(.50)	(.23)	(.69)	.15	.39	(.47)

Less dividends and distributions:
Investment income — net	(.43)	(.58)	(.66)	(.66)	(.69)	(.46)	(.61)	(.70)	(.70)	(.73)
Realized gain on investments — net	—	—	—	(.01)	(.05)	—	—	—	(.01)	(.05)
In excess of realized gain on investments — net	—	—	—	(.14)	—	—	—	—	(.14)	—

Total dividends and distributions	(.43)	(.58)	(.66)	(.81)	(.74)	(.46)	(.61)	(.70)	(.85)	(.78)

Net asset value, end of year	$4.05	$4.74	$6.04	$6.60	$7.06	$4.05	$4.74	$6.04	$6.59	$7.05

Total Investment Return:*

Based on net asset value per share	(6.14)%	(12.60)%	1.49%	5.06%	(6.72)%	(5.60)%	(12.10)%	2.22%	5.64%	(6.32)%

Ratios to Average Net Assets:

Expenses	1.44%	1.43%	1.34%	1.33%	1.31%	.86%	.86%	.77%	.76%	.74%

Investment income — net	9.37%	10.69%	10.25%	9.62%	8.58%	9.93%	11.23%	10.83%	10.15%	9.14%

Supplemental Data:

Net assets, end of year (in thousands)	$147,198	$177,236	$227,274	$361,606	$550,482	$274,069	$268,633	$265,500	$359,435	$430,164

Portfolio turnover	46.18%	23.24%	14.44%	19.74%	41.97%	46.18%	23.24%	14.44%	19.74%	41.97%

*	Total investment returns exclude the effects of sales charges.

48	MERRILL LYNCH BOND FUND, INC.

FINANCIAL HIGHLIGHTS (continued)

	Core Bond Portfolio
	Class A					Class B
Increase (Decrease) in Net Asset Value:	For the Year Ended September 30,					For the Year Ended September 30,
	2002	2001	2000	1999	1998	2002	2001	2000	1999	1998

Per Share Operating Performance:

Net asset value, beginning of year	$11.21	$10.68	$10.88	$11.78	$11.40	$11.21	$10.68	$10.88	$11.78	$11.40

Investment income — net	.53	.66	.72	.70	.73	.44	.57	.64	.61	.64

Realized and unrealized gain (loss) on investments — net	.31	.53	(.20)	(.90)	.38	.31	.53	(.20)	(.90)	.38

Total from investment operations	.84	1.19	.52	(.20)	1.11	.75	1.10	.44	(.29)	1.02

Less dividends from investment income — net	(.53)	(.66)	(.72)	(.70)	(.73)	(.44)	(.57)	(.64)	(.61)	(.64)

Net asset value, end of year	$11.52	$11.21	$10.68	$10.88	$11.78	$11.52	$11.21	$10.68	$10.88	$11.78

Total Investment Return:*

Based on net asset value per share	7.71%	11.44%	5.09%	(1.70)%	10.05%	6.89%	10.59%	4.29%	(2.45)%	9.21%

Ratios to Average Net Assets:

Expenses	.59%	.61%	.57%	.57%	.58%	1.36%	1.38%	1.34%	1.33%	1.34%

Investment income — net	4.68%	6.03%	6.79%	6.22%	6.32%	3.93%	5.25%	6.02%	5.46%	5.56%

Supplemental Data:

Net assets, end of year (in thousands)	$645,820	$519,815	$489,778	$535,188	$600,655	$487,746	$511,166	$455,162	$636,115	$685,345

Portfolio turnover	281.67%	262.47%	94.67%	79.06%	149.41%	281.67%	262.47%	94.67%	79.06%	149.41%

*	Total investment returns exclude the effects of sales charges.

MERRILL LYNCH BOND FUND, INC.	49

FINANCIAL HIGHLIGHTS (continued)

	Class C					Class D
Increase (Decrease) in Net Asset Value:	For the Year Ended September 30,					For the Year Ended September 30,
	2002	2001	2000	1999	1998	2002	2001	2000	1999	1998

Per Share Operating Performance:

Net asset value, beginning of year	$11.21	$10.68	$10.88	$11.79	$11.40	$11.21	$10.68	$10.88	$11.79	$11.41

Investment income — net	.43	.57	.64	.61	.63	.50	.63	.70	.67	.70

Realized and unrealized gain (loss) on investments — net	.31	.53	(.20)	(.91)	.39	.31	.53	(.20)	(.91)	.38

Total from investment operations	.74	1.10	.44	(.30)	1.02	.81	1.16	.50	(.24)	1.08

Less dividends from investment income — net	(.43)	(.57)	(.64)	(.61)	(.63)	(.50)	(.63)	(.70)	(.67)	(.70)

Net asset value, end of year	$11.52	$11.21	$10.68	$10.88	$11.79	$11.52	$11.21	$10.68	$10.88	$11.79

Total Investment Return:*

Based on net asset value per share	6.83%	10.53%	4.23%	(2.58)%	9.25%	7.44%	11.16%	4.83%	(2.03)%	9.77%

Ratios to Average Net Assets:

Expenses	1.42%	1.44%	1.39%	1.38%	1.40%	.84%	.86%	.82%	.82%	.82%

Investment income — net	3.85%	5.16%	5.96%	5.41%	5.50%	4.43%	5.75%	6.55%	5.98%	6.07%

Supplemental Data:

Net assets, end of year (in thousands)	$110,065	$76,963	$55,889	$79,581	$77,464	$286,726	$201,269	$148,890	$135,401	$123,202

Portfolio turnover	281.67%	262.47%	94.67%	79.06%	149.41%	281.67%	262.47%	94.67%	79.06%	149.41%

*	Total investment returns exclude the effects of sales charges.

50	MERRILL LYNCH BOND FUND, INC.

FINANCIAL HIGHLIGHTS (continued)

	Intermediate Term Portfolio

	Class A					Class B
Increase (Decrease) in Net Asset Value:	For the Year Ended September 30,					For the Year Ended September 30,
	2002	2001	2000	1999	1998	2002	2001	2000	1999	1998

Per Share Operating Performance:

Net asset value, beginning of year	$11.47	$10.93	$11.11	$11.83	$11.49	$11.47	$10.93	$11.11	$11.83	$11.50

Investment income — net	.52	.67	.71	.70	.73	.46	.61	.66	.64	.67

Realized and unrealized gain (loss) on investments — net	.30	.54	(.18)	(.72)	.34	.31	.54	(.18)	(.72)	.33

Total from investment operations	.82	1.21	.53	(.02)	1.07	.77	1.15	.48	(.08)	1.00

Less dividends from investment income — net	(.52)	(.67)	(.71)	(.70)	(.73)	(.46)	(.61)	(.66)	(.64)	(.67)

Net asset value, end of year	$11.77	$11.47	$10.93	$11.11	$11.83	$11.78	$11.47	$10.93	$11.11	$11.83

Total Investment Return:*

Based on net asset value per share	7.43%	11.35%	5.02%	(.18)%	9.59%	6.97%	10.79%	4.49%	(.69)%	8.94%

Ratios to Average Net Assets:

Expenses	.66%	.84%	.78%	.73%	.67%	1.17%	1.35%	1.30%	1.24%	1.18%

Investment income — net	4.57%	5.94%	6.51%	6.09%	6.27%	4.06%	5.46%	5.98%	5.58%	5.75%

Supplemental Data:

Net assets, end of year (in thousands)	$195,515	$176,589	$144,352	$161,113	$200,679	$141,993	$129,162	$120,250	$162,211	$178,464

Portfolio turnover	314.59%	259.80%	143.77%	113.52%	111.03%	314.59%	259.80%	143.77%	113.52%	111.03%

*	Total investment returns exclude the effects of sales charges.

MERRILL LYNCH BOND FUND, INC.	51

FINANCIAL HIGHLIGHTS (concluded)

	Class C					Class D
Increase (Decrease) in Net Asset Value:	For the Year Ended September 30,					For the Year Ended September 30,
	2002	2001	2000	1999	1998	2002	2001	2000	1999	1998

Per Share Operating Performance:

Net asset value, beginning of year	$11.47	$10.93	$11.11	$11.83	$11.49	$11.47	$10.93	$11.11	$11.83	$11.50

Investment income — net	.46	.61	.65	.64	.67	.51	.66	.70	.69	.71

Realized and unrealized gain (loss) on investments — net	.31	.54	(.18)	(.72)	.34	.30	.54	(.18)	(.72)	.33

Total from investment operations	.77	1.15	.47	(.08)	1.01	.81	1.20	.52	(.03)	1.04

Less dividends from investment income — net	(.46)	(.61)	(.65)	(.64)	(.67)	(.51)	(.66)	(.70)	(.69)	(.71)

Net asset value, end of year	$11.78	$11.47	$10.93	$11.11	$11.83	$11.77	$11.47	$10.93	$11.11	$11.83

Total Investment Return:*

Based on net asset value per share	6.97%	10.78%	4.48%	(.70)%	9.03%	7.32%	11.24%	4.92%	(.28)%	9.39%

Ratios to Average Net Assets:

Expenses	1.16%	1.36%	1.30%	1.24%	1.20%	.76%	.94%	.88%	.83%	.77%

Investment income — net	4.02%	5.41%	5.97%	5.57%	5.70%	4.47%	5.88%	6.41%	6.01%	6.16%

Supplemental Data:

Net assets, end of year (in thousands)	$12,535	$4,600	$2,859	$3,904	$4,832	$139,659	$130,116	$128,490	$136,467	$106,294

Portfolio turnover	314.59%	259.80%	143.77%	113.52%	111.03%	314.59%	259.80%	143.77%	113.52%	111.03%

*	Total investment returns excludes the effects of sales charges.

52	MERRILL LYNCH BOND FUND, INC.

MERRILL LYNCH BOND FUND, INC.

For More Information

Shareholder Reports

Additional information about each Portfolio’s investments is available in the Fund’s Annual and Semi-Annual reports to shareholders. In the Fund’s Annual Report you will find a discussion of the market conditions and investment strategies that significantly affected each Portfolio’s performance during its last fiscal year. You may obtain these reports at no cost by calling 1-800-MER-FUND.

The Fund will send you one copy of each shareholder report and certain other mailings, regardless of the number of Fund accounts you have. To receive separate shareholder reports for each account, call your Merrill Lynch Financial Advisor or other financial intermediary or write to the Transfer Agent at its mailing address. Include your name, address, tax identification number and Merrill Lynch brokerage or mutual fund account number. If you have any questions, please call your Merrill Lynch Financial Advisor, other financial intermediary or call the Transfer Agent at 1-800-MER-FUND.

Statement of Additional Information

The Fund’s Statement of Additional Information contains further information about the Fund and is incorporated by reference (legally considered to be part of this prospectus). You may request a free copy by writing the Fund at Financial Data Services, Inc. P.O. Box 45289 Jacksonville, Florida 32232-5289 or by calling 1-800-MER-FUND.

Contact your Merrill Lynch Financial Advisor or other financial intermediary or contact the Fund at the telephone number or address indicated above if you have any questions.

Information about the Fund (including the Statement of Additional Information) can be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Call 1-202-942-8090 for information on the operation of the public reference room. This information is also available on the SEC’s Internet site at http://www.sec.gov and copies may be obtained upon payment of a duplicating fee, by electronic request at the following E-mail address: publicinfo@sec.gov, or by writing the Public Reference Section of the SEC, Washington, D.C. 20549-0102.

You should rely only on the information contained in this Prospectus. No one is authorized to provide you with information that is different from the information contained in this Prospectus.

File #811-02857

Code #10046 01-03

©Fund Asset Management, L.P.

Prospectus

January 24, 2003

Merrill Lynch Bond Fund, Inc.

This Prospectus contains information you should know before investing, including information about risks. Please read it before you invest and keep it for future reference.

The Securities and Exchange Commission has not approved or disapproved these securities or passed upon the adequacy of this Prospectus. Any representation to the contrary is a criminal offense.

www.mlim.ml.com

STATEMENT OF ADDITIONAL INFORMATION

Merrill Lynch Bond Fund, Inc.

P.O. Box 9011, Princeton, New Jersey 08543-9011 • Phone No. (609) 282-2800

Merrill Lynch Bond Fund, Inc. (the “Fund”) is a diversified open-end investment company consisting of three separate portfolios, the High Income Portfolio, the Core Bond Portfolio and the Intermediate Term Portfolio (each, a “Portfolio”). The main objective of each Portfolio is to obtain the highest level of current income as is consistent with the investment policies of such Portfolio. As a secondary objective, each Portfolio seeks capital appreciation when consistent with its primary objective. Each Portfolio seeks to achieve its objectives by investing in a diversified portfolio of fixed-income securities, such as corporate bonds and notes, convertible securities, preferred stock and government obligations. Under normal circumstances, more than 90% of the assets of each Portfolio will be invested in fixed-income securities. There can be no assurance that the investment objectives of a Portfolio will be achieved. Each Portfolio may employ a variety of instruments and techniques to enhance income and to hedge against market and currency risk.

Pursuant to the Merrill Lynch Select PricingSM System, Core Bond Portfolio and Intermediate Term Portfolio offer five classes of shares and High Income Portfolio offers four classes of shares, each with a different combination of sales charges, ongoing fees and other features. The Merrill Lynch Select PricingSM System permits an investor to choose the method of purchasing shares that the investor believes is most beneficial given the amount of the purchase, the length of time the investor expects to hold the shares and other relevant circumstances. See “Purchase of Shares.”

This Statement of Additional Information of the Fund is not a prospectus and should be read in conjunction with the Prospectus of the Fund, dated January 24, 2003 (the “Prospectus”), which has been filed with the Securities and Exchange Commission (the “Commission”) and can be obtained, without charge, by calling (800) MER-FUND or by writing to the Fund at the above address. The Prospectus is incorporated by reference into this Statement of Additional Information, and this Statement of Additional Information is incorporated by reference into the Prospectus. The Fund’s audited financial statements are incorporated in this Statement of Additional Information by reference to its 2002 Annual Report. You may request a copy of the Annual Report at no charge by calling 800-637-3863 between 8:30 a.m. and 5:30 p.m. Eastern time on any business day.

Fund Asset Management, L.P.—Investment Adviser

FAM Distributors, Inc.—Distributor

The date of this Statement of Additional Information is January 24, 2003.

INVESTMENT OBJECTIVES AND POLICIES

The primary investment objective of each Portfolio of the Fund is to obtain the highest level of current income as is consistent with the investment policies of such Portfolio. As a secondary objective, each Portfolio seeks capital appreciation when consistent with its primary objective. These investment objectives are fundamental policies of each Portfolio and may not be changed without a vote of the majority of the outstanding voting securities of such Portfolio as defined in the Investment Company Act of 1940, as amended (the “Investment Company Act”). See “Investment Restrictions.” Each Portfolio seeks to achieve its objectives by investing in a diversified portfolio of fixed-income securities, such as corporate bonds and notes, mortgage-backed securities, asset-backed securities, convertible securities, preferred stock and government obligations. There can be no assurance that the objective of any Portfolio can be achieved.

The securities in each Portfolio of the Fund will be changed from time to time depending upon Portfolio management’s judgment as to prevailing conditions in the economy and the securities markets and the prospects for interest rate changes among different categories of fixed-income securities. Each Portfolio normally invests more than 90% of its net assets in fixed-income securities. The Portfolios of the Fund do not intend to invest in common stock, rights or other equity securities (other than preferred stock), but the Portfolios may acquire or hold such securities when such securities are acquired in unit offerings with fixed-income securities, in connection with an amendment, waiver, or conversion or exchange of fixed-income securities, in connection with the bankruptcy or workout of a distressed security, or upon the exercise of a right or warrant obtained on account of a fixed-income security.

Each Portfolio is permitted to use derivatives, including indexed and inverse securities, options, futures, options on futures and swaps for hedging purposes, as well as to increase the return on its portfolio investments. For a more complete description of futures and options transactions, see “Risk Factors in Transactions in Futures and Options Thereon” below and “Other Portfolio Strategies—Options on Debt Securities” below.

Each Portfolio pursues its investment objectives through the separate investment policies described below:

High Income Portfolio:    The High Income Portfolio seeks high current income by investing at least 80% of its net assets in fixed-income securities that are rated in the lower rating categories of the established rating services (Baa or lower by Moody’s Investors Service, Inc. (“Moody’s”) and BBB or lower by Standard & Poor’s (“S&P”) or Fitch Ratings (“Fitch”)), or in unrated securities of comparable quality. For these purposes, net assets includes any borrowings for investment purposes. See “Appendix A: Description of Bond Ratings” for additional information concerning rating categories. Junk bonds may constitute as much as 100% of the Portfolio’s investments. Although junk bonds can be expected to provide higher yields, such securities may be subject to greater market fluctuations and risk of loss of income and principal than lower-yielding, higher-rated fixed-income securities. See “Risk Factors in Transactions in Junk Bonds.” Because investment in such junk bonds entails relatively greater risk of loss of income or principal, an investment in the High Income Portfolio may not constitute a complete investment program and may not be appropriate for all investors. Purchasers should carefully assess the risks associated with an investment in this Portfolio.

Selection and supervision of portfolio investments by Portfolio management involve continuous analysis of individual issuers, general business conditions and other factors that may be too time-consuming or too costly for the average investor. The furnishing of these services does not, of course, guarantee successful results. Fund Asset Management, L.P.’s (“FAM” or the “Investment Adviser”) analysis of issuers includes, among other things, historic and current financial conditions, current and anticipated cash flow and borrowing requirements, value of assets in relation to historical cost, strength of management, responsiveness to business conditions, credit standing, and current and anticipated results of operations. Analysis of general business conditions and other factors may include anticipated change in economic activity and interest rates, the availability of new investment opportunities, and the economic outlook for specific industries. While the Investment Adviser considers as one factor in its credit analysis the ratings assigned by the rating services, the Investment Adviser performs its own independent credit analysis of issuers and consequently, the Portfolio may invest, without limit, in unrated securities. As a result, the High Income Portfolio’s ability to achieve its investment objective may depend to a greater extent on the

Investment Adviser’s own credit analysis than funds that invest in higher-rated securities. Although the High Income Portfolio will invest primarily in lower-rated securities, other than with respect to Distressed Securities (which are discussed below) it will not invest in securities in the lowest rating categories (Ca or below for Moody’s and CC or below for S&P or Fitch) unless the Investment Adviser believes that the financial condition of the issuer or the protection afforded to the particular securities is stronger than would otherwise be indicated by such low ratings. Securities that are subsequently downgraded may continue to be held and will be sold only if, in the judgment of the Investment Adviser, it is advantageous to do so.

The High Income Portfolio may invest up to 15% of its net assets in secondary market purchases of loans extended to corporate borrowers by commercial banks and other financial institutions (“Corporate Loans”). As in the case of junk bonds, the Corporate Loans in which the High Income Portfolio may invest may be rated in the lower rating categories of the established rating services (Baa or lower by Moody’s and BBB or lower by S&P or Fitch), or may be unrated investments of comparable quality. As in the case of junk bonds, such Corporate Loans can be expected to provide higher yields than higher-rated fixed-income securities but may be subject to greater risk of loss of principal and income. As discussed below under “Risk Factors in Transactions in Corporate Loans,” however, there are some significant differences between Corporate Loans and junk bonds.

The High Income Portfolio may also from time to time invest up to 10% of its net assets in securities which are the subject of bankruptcy proceedings or otherwise in default or in significant risk of being in default (“Distressed Securities”). Distressed Securities that are in default or in risk of being in default but not yet in bankruptcy proceedings may be the subject of a pre-bankruptcy exchange offer pursuant to which holders of the Distressed Securities receive securities or assets in exchange for the Distressed Securities. Holders of Distressed Securities that are the subject of bankruptcy proceedings may, following approval of a plan of reorganization by the bankruptcy court, receive securities or assets in exchange for the Distressed Securities. Generally, the Portfolio will invest in Distressed Securities when the Investment Adviser anticipates that it is reasonably likely that the securities will be subject to such an exchange offer or plan of reorganization, as to which there can be no assurance. Normally, the Portfolio will invest in Distressed Securities at a price that represents a significant discount from the principal amount due on maturity of the securities. The Portfolio will invest in Distressed Securities when the Investment Adviser believes that, based on its analysis of the asset values of the issuer of the Distressed Securities and the issuer’s overall business prospects, upon completion of an exchange offer or plan of reorganization with respect to the Distressed Securities the Portfolio would receive, in exchange for its Distressed Securities, securities or assets with terms and credit characteristics which offer the Portfolio significant opportunities for capital appreciation or future high rates of current income. See “Risk Factors in Transactions in Distressed Securities.”

When changing economic conditions and other factors cause the yield difference between lower-rated and higher-rated securities to narrow, the High Income Portfolio may purchase higher-rated securities if the Investment Adviser believes that the risk of loss of income and principal may be substantially reduced with only a relatively small reduction in yield. In addition, under unusual market or economic conditions, the High Income Portfolio, for temporary defensive or other purposes, may invest up to 100% of its assets in securities issued or guaranteed by the U.S. Government or its instrumentalities or agencies, certificates of deposit, bankers’ acceptances and other bank obligations, commercial paper rated in the highest category by an established rating agency, or other fixed-income securities deemed by the Investment Adviser to be consistent with a defensive posture, or may hold its assets in cash. The yield on such securities may be lower than the yield on lower-rated fixed-income securities.

Investments in high yield debt securities, including high yield bonds, Corporate Loans or other privately placed securities, may result in the High Income Portfolio receiving material nonpublic information (“inside information”) concerning the borrower or issuer. Accordingly, the High Income Portfolio has established certain procedures reasonably designed to prevent the unauthorized access, dissemination or use of such inside information. Receipt of inside information concerning a borrower or issuer may, under certain circumstances, prohibit the High Income Portfolio or other funds or accounts managed by the same portfolio managers, from trading in the public securities of the borrower or issuer. Conversely, the portfolio managers for the High Income Portfolio may, under certain circumstances, decline to receive inside information made available by the borrower or issuer in order to allow the High Income Portfolio or other funds or accounts managed by the same portfolio managers, to continue to trade in the public securities of such borrower or issuer.

Core Bond Portfolio:    Under normal circumstances, the Core Bond Portfolio invests at least 80% of its net assets in fixed-income securities. For this purpose, net assets includes any borrowings for investment purposes. The Fund will invest primarily in fixed-income securities rated in the four highest rating categories of either S&P, Fitch or Moody’s. Bonds rated in the lowest of these categories are considered to have some speculative characteristics. The Portfolio may invest up to 10% of its net assets in securities that are rated below the four highest rating categories of S&P, Fitch and Moody’s (i.e., junk bonds) or in unrated securities of equivalent credit quality. The financial risk of the Portfolio should be reduced by the quality of the bonds in which it will invest, but the long maturities that typically provide the best yields will subject the Portfolio to possible substantial price changes resulting from market yield fluctuations. Portfolio management strategy will attempt to mitigate adverse price changes and optimize favorable price changes through active trading that shifts the maturity and/or quality structure of the Portfolio within the Portfolio’s overall investment guidelines. Under unusual market or economic conditions, the Portfolio, for temporary defensive or other purposes, may invest up to 100% of its net assets in obligations issued or guaranteed by the U.S. Government or its instrumentalities or agencies, certificates of deposit, bankers’ acceptances and other bank obligations, commercial paper rated in the highest category by an established rating agency or other fixed-income securities deemed by the Investment Adviser to be consistent with the objectives of the Portfolio, or the Portfolio may hold its assets in cash.

Intermediate Term Portfolio:    The Intermediate Term Portfolio invests at least 80% of its net assets in fixed-income securities. For this purpose, net assets includes any borrowings for investment purposes. The Fund will invest primarily in fixed-income securities rated in the four highest rating categories of either S&P, Fitch or Moody’s. Bonds rated in the lowest of these categories are considered to have some speculative characteristics. The Portfolio may invest up to 10% of its net assets in securities that are rated below the four highest rating categories of S&P, Fitch and Moody’s (i.e., junk bonds) or in unrated securities of equivalent credit quality. Under normal circumstances, the average maturity of the Portfolio will be between three and ten years. Because the securities in which this Portfolio invests may on average have shorter maturities, changes in the general level of interest rates could result in less change in the net asset value per share of the Intermediate Term Portfolio than for the other two Portfolios. In addition, the Intermediate Term Portfolio may offer a lower yield than the other two Portfolios.

Despite the inherently greater defensive characteristics of the shorter average maturity of the Intermediate Term Portfolio, during periods of unusually high yields on money market instruments the prices of intermediate-term maturity securities may be adversely affected to a substantial degree. Therefore, Portfolio management may seek to mitigate the effect of any such interest rate development by shortening the average maturity of securities held by the Portfolio during such periods. Active management strategy within the overall investment guidelines will thus seek to provide an attractive total return. As in the other two Portfolios, under unusual market or economic conditions, the Intermediate Term Portfolio, for temporary defensive or other purposes, may invest up to 100% of its net assets in obligations issued or guaranteed by the U.S. Government or its instrumentalities or agencies, certificates of deposit, bankers’ acceptances and other bank obligations, commercial paper rated in the highest category by an established rating agency or other fixed-income securities deemed by the Investment Adviser to be consistent with the objectives of the Portfolio, or the Portfolio may hold its assets in cash.

Each Portfolio of the Fund may invest in securities issued by foreign governments (or political subdivisions or instrumentalities thereof) or foreign companies (collectively, “Foreign Securities”). A Portfolio may only invest in Foreign Securities if, at the time of acquisition, no more than 25% (30% in the case of the High Income Portfolio) of the net assets of such Portfolio (taken at market value at the time of the investment) would be invested in Foreign Securities following such investment. Investments in Foreign Securities may involve additional risks beyond those of securities issued by U.S. companies. See “Risk Factors in Transactions in Foreign Securities.”

Maturity of Fixed Income Investments

The Intermediate Term Portfolio has a target range for the average remaining maturity of the portfolio. For purposes of applying this target, the Portfolio will consider a fixed-income security’s maturity to be its stated maturity (the date the issuer is scheduled to make its final payment of principal), except that

•	for a security with an unconditional put entitling the Portfolio to receive the security’s approximate amortized cost, the maturity will be considered to be the next put date;

•	for mortgage-backed and other amortizing securities, the maturity will be considered to be the average life remaining (the length of time it is expected to take to retire half of the remaining principal through amortizing payments) based on prepayment assumptions that Portfolio management believes to be reasonable; and

•	for a variable or floating rate investment grade security that Portfolio management reasonably believes will have a market value approximating amortized cost on the next interest reset date, the maturity will be considered to be the next reset date.

RISK FACTORS AND SPECIAL CONSIDERATIONS

Risk Factors in Transactions in Junk Bonds

The High Income Portfolio intends to invest at least 80% of its net assets in junk bonds. The Core Bond and Intermediate Term Portfolios each may invest up to 10% of its net assets in junk bonds. Junk bonds are regarded as being predominantly speculative as to the issuer’s ability to make payments of principal and interest. Investment in such securities involves substantial risk. Issuers of junk bonds may be highly leveraged and may not have available to them more traditional methods of financing. Therefore, the risks associated with acquiring the securities of such issuers generally are greater than is the case with higher rated securities. For example, during an economic downturn or a sustained period of rising interest rates, issuers of junk bonds may be more likely to experience financial stress, especially if such issuers are highly leveraged. During such periods, such issuers may not have sufficient revenues to meet their interest payment obligations. The issuer’s ability to service its debt obligations also may be adversely affected by specific issuer developments, or the issuer’s inability to meet specific projected business forecasts, or the unavailability of additional financing. The risk of loss due to default by the issuer is significantly greater for the holders of junk bonds because such securities are often unsecured and subordinated to other creditors of the issuer. Other than Distressed Securities, most of the junk bonds in which the High Income Portfolio may invest do not include securities that, at the time of investment, are in default or the issuers of which are in bankruptcy; however, there can be no assurance that such events will not occur after the Portfolio purchases a particular security, in which case the Portfolio may experience losses and incur costs.

Junk bonds frequently have call or redemption features that would permit an issuer to repurchase the security from a Portfolio. If a call were exercised by the issuer during a period of declining interest rates, the Portfolio likely would have to replace such called security with a lower yielding security, thus decreasing the net investment income to the Portfolio and dividends to shareholders.

Junk bonds tend to be more volatile than higher rated fixed-income securities, so that adverse economic events may have a greater impact on the prices of junk bonds than on higher rated fixed-income securities. Like higher rated fixed-income securities, junk bonds are generally purchased and sold through dealers who make a market in such securities for their own accounts. However, there are fewer dealers in the junk bond market, which may be less liquid than the market for higher rated fixed-income securities, even under normal economic conditions. Also, there may be significant disparities in the prices quoted for junk bonds by various dealers.

Adverse economic conditions or investor perceptions (whether or not based on economic fundamentals) may impair the liquidity of this market, and may cause the prices a Portfolio receives for its junk bonds to be reduced, or the Portfolio may experience difficulty in liquidating a portion of its portfolio when necessary to meet the Portfolio’s liquidity needs or in response to a specific economic event such as a deterioration in the creditworthiness of the issuer. Under such conditions, judgment may play a greater role in valuing certain of the Portfolio’s portfolio securities than in the case of securities trading in a more liquid market. Adverse publicity and investor perceptions, which may not be based on fundamental analysis, also may decrease the value and liquidity of junk bonds, particularly in a thinly traded market. Factors adversely affecting the market value of such securities are likely to affect adversely a Portfolio’s net asset value. In addition, a Portfolio may incur additional expenses to the extent that it is required to seek recovery upon a default on a portfolio holding or to participate in the restructuring of the obligation.

Risk Factors in Transactions in Distressed Securities

Investment in Distressed Securities involves significant risk. The High Income Portfolio will make such investments only when the Investment Adviser believes it is reasonably likely that the issuer of the securities will make an exchange offer or will be the subject of a bankruptcy plan of reorganization; however, there can be no assurance that such an exchange offer will be made or that such a plan of reorganization will be adopted. In addition, a significant period of time may pass between the time at which the Portfolio makes its investment in Distressed Securities and the time that any such exchange offer or plan of reorganization is completed. During this period, it is unlikely that the Portfolio will receive any interest payments on the Distressed Securities, the Portfolio will be subject to significant uncertainty as to whether or not the exchange offer or plan of reorganization will be completed, and the Portfolio may be required to bear certain expenses to protect its interest in the course of negotiations surrounding any potential exchange offer or plan of reorganization. In addition, even if an exchange offer is made or a plan of reorganization is adopted with respect to Distressed Securities held by the Portfolio, there can be no assurance that the securities or other assets received by the Portfolio in connection with such exchange offer or plan of reorganization will not have a lower value or income potential than anticipated when the investment was made. Moreover, any securities received by the Portfolio upon completion of an exchange offer or plan of reorganization may be restricted as to resale. In addition, as a result of the Portfolio’s participation in negotiations with respect to any exchange offer or plan of reorganization with respect to an issue of Distressed Securities, the Portfolio may be precluded from disposing of such securities.

Risk Factors in Transactions in Corporate Loans

As in the case of junk bonds, the Corporate Loans in which the High Income Portfolio may invest can be expected to provide higher yields than higher-rated fixed income securities but may be subject to greater risk of loss of principal and income. There are, however, some significant differences between Corporate Loans and junk bonds. Corporate Loans are frequently secured by pledges of liens and security interests in the assets of the borrower, and the holders of Corporate Loans are frequently the beneficiaries of debt service subordination provisions imposed on the borrower’s bondholders. These arrangements are designed to give Corporate Loan investors preferential treatment over junk bond investors in the event of a deterioration in the credit quality of the issuer. Even when these arrangements exist, however, there can be no assurance that the principal and interest owed on the Corporate Loans will be repaid in full. Corporate Loans generally bear interest at rates set at a margin above a generally recognized base lending rate that may fluctuate on a day-to-day basis, in the case of the Prime Rate of a U.S. bank, or that may be adjusted on set dates, typically 30 days but generally not more than one year, in the case of the London Interbank Offered Rate (“LIBOR”). Consequently, the value of Corporate Loans held by the High Income Portfolio may be expected to fluctuate significantly less than the value of fixed rate junk bond instruments as a result of changes in the interest rate environment. On the other hand, the secondary dealer market for Corporate Loans is not as well developed as the secondary dealer market for junk bonds, and therefore presents increased market risk relating to liquidity and pricing concerns.

The High Income Portfolio may acquire interests in Corporate Loans by means of a novation, assignment or participation. In a novation, the High Income Portfolio would succeed to all the rights and obligations of the assigning institution and become a contracting party under the credit agreement with respect to the debt obligation. As an alternative, the High Income Portfolio may purchase an assignment, in which case the High Income Portfolio may be required to rely on the assigning institution to demand payment and enforce its rights against the borrower but would otherwise typically be entitled to all of such assigning institution’s rights under the credit agreement. Participation interests in a portion of a debt obligation typically result in a contractual relationship only with the institution participating out the interest and not with the borrower. In purchasing a loan participation, the High Income Portfolio generally will have no right to enforce compliance by the borrower with the terms of the loan agreement, nor any rights of set-off against the borrower, and the High Income Portfolio may not directly benefit from the collateral supporting the debt obligation in which it has purchased the participation. As a result, the High Income Portfolio will assume the credit risk of both the borrower and the institution selling the participation to the High Income Portfolio.

Risk Factors in Transactions in Foreign Securities

Investments in foreign securities, particularly those of nongovernmental issuers, involve considerations which are not ordinarily associated with investing in U.S. issuers. These considerations include changes in currency rates, currency exchange control regulations, the possibility of expropriation, the unavailability of financial information or the difficulty of interpreting financial information prepared under foreign accounting standards, less liquidity and more volatility in foreign securities markets, the impact of political, social or diplomatic developments, and the difficulty of assessing economic trends in foreign countries. If it should become necessary, the Portfolios could encounter greater difficulties in invoking legal processes abroad than would be the case in the U.S. Transaction costs in foreign securities may be higher. With respect to certain foreign countries, there is the possibility of expropriation of assets, confiscatory taxation, political or social instability or diplomatic developments which could affect investment in those countries. There may be less publicly available information about a foreign security than about a comparable U.S. instrument issued by a U.S. entity, and foreign entities may not be subject to accounting, auditing and financial reporting standards and requirements comparable to those of U.S. entities. In addition, certain foreign securities may be subject to non-U.S. withholding taxes. The Investment Adviser will consider these and other factors before investing in foreign securities, and will not make such investments unless, in its opinion, such investments will meet the Portfolio’s standards and objectives. No Portfolio will concentrate its investments in any particular foreign country. Each Portfolio may purchase securities issued in dollar or foreign currency denominations. In the case of any such investment in a security denominated in a foreign currency, the Portfolio making the investment would be subject to the risk of changes in currency exchange rates.

Risk Factors in Transactions in Mortgage-Backed and Asset-Backed Securities

Asset-Backed Securities.    Each Portfolio may invest in asset-backed securities. Asset-backed securities are “pass through” securities, meaning that principal and interest payments made by the borrower on the underlying assets (such as credit card receivables) are passed through to the Portfolio. The value of asset-backed securities, like that of traditional fixed income securities, typically increases when interest rates fall and decreases when interest rates rise. However, asset-backed securities differ from traditional fixed income securities because of their potential for prepayment. The price paid by a Portfolio for its asset-backed securities, the yield the Portfolio expects to receive from such securities and the average life of the securities are based on a number of factors, including the anticipated rate of prepayment of the underlying assets. In a period of declining interest rates, borrowers may prepay the underlying assets more quickly than anticipated, thereby reducing the yield to maturity and the average life of the asset-backed securities. Moreover, when a Portfolio reinvests the proceeds of a prepayment in these circumstances, it will likely receive a rate of interest that is lower than the rate on the security that was prepaid. To the extent that a Portfolio purchases asset-backed securities at a premium, prepayments may result in a loss to the extent of the premium paid. If a Portfolio buys such securities at a discount, both scheduled payments and unscheduled prepayments will increase current and total returns and will accelerate the recognition of income which, when distributed to shareholders, will be taxable as ordinary income. In a period of rising interest rates, prepayments of the underlying assets may occur at a slower than expected rate, creating maturity extension risk. This particular risk may effectively change a security that was considered short or intermediate term at the time of purchase into a long term security. Since longer term securities generally fluctuate more widely in response to changes in interest rates than shorter term securities, maturity extension risk could increase the inherent volatility of a Portfolio. Certain asset-backed securities may be illiquid.

Mortgage-Backed Securities.    Mortgage-backed securities are “pass through” securities, meaning that principal and interest payments made by the borrower on the underlying mortgages are passed through to a Portfolio. The value of mortgage-backed securities, like that of traditional fixed income securities, typically increases when interest rates fall and decreases when interest rates rise. However, mortgage-backed securities differ from traditional fixed income securities because of their potential for prepayment without penalty. The price paid by a Portfolio for its mortgage-backed securities, the yield the Portfolio expects to receive from such securities and the average life of the securities are based on a number of factors, including the anticipated rate of prepayment of the underlying mortgages. In a period of declining interest rates, borrowers may prepay the underlying mortgages more quickly than anticipated, thereby reducing the yield to maturity and the average life of the mortgage-backed securities. Moreover, when a Portfolio reinvests the proceeds of a prepayment in these circumstances, it will likely receive a rate of interest that is lower than the rate on the security that was prepaid.

To the extent that a Portfolio purchases mortgage-backed securities at a premium, mortgage foreclosures and principal prepayments may result in a loss to the extent of the premium paid. If a Portfolio buys such securities at a discount, both scheduled payments of principal and unscheduled prepayments will increase current and total returns and will accelerate the recognition of income which, when distributed to shareholders, will be taxable as ordinary income. In a period of rising interest rates, prepayments of the underlying mortgages may occur at a slower than expected rate, creating maturity extension risk. This particular risk may effectively change a security that was considered short or intermediate term at the time of purchase into a long-term security. Since long term securities generally fluctuate more widely in response to changes in interest rates than do short term securities, maturity extension risk could increase the inherent volatility of a Portfolio.

Risk Factors in Transactions in Futures and Options Thereon

Each Portfolio may engage in transactions in interest rate, bond and bond index futures contracts and options thereon. Each Portfolio will limit transactions in futures and options on futures to financial futures contracts (i.e., contracts for which the underlying commodity is a bond, bond index or interest rate index). In order to comply with current applicable regulations of the Commodity Futures Trading Commission (“CFTC”) pursuant to which the Fund avoids being deemed a “commodity pool operator”, each Portfolio is limited in its futures trading activities to positions which constitute “bona fide hedging” positions within the meaning and intent of applicable CFTC rules, or to non-hedging positions for which the aggregate initial margin and premiums will not exceed 5% of the liquidation value of such Portfolio’s assets.

Futures.    Each Portfolio may engage in transactions in futures contracts and options thereon. Futures are standardized, exchange-traded derivatives contracts which obligate a purchaser to take delivery, and a seller to make delivery, of a specific amount of a commodity at a specified future date at a specified price. Options on futures are options to either buy (call) or sell (put) a futures contract at a specified price prior to a specified date. No price is paid upon entering into a futures contract (although a fee, or option premium, is generally paid to the seller of an option on a futures contract at the initiation of the transaction). Rather, upon purchasing or selling a futures contract a Portfolio is required to deposit collateral (“margin”) equal to a percentage (generally less than 10%) of the contract value. Each day thereafter until the futures position is closed, the Portfolio will pay additional margin representing any loss experienced as a result of the futures position the prior day or be entitled to a payment representing any profit experienced as a result of the futures position the prior day.

A Portfolio may sell futures contracts or purchase a put option on futures contracts in anticipation of an increase in interest rates. Generally, as interest rates rise, the market value of the fixed-income securities held by the Portfolio will fall, reducing the net asset value of the Portfolio. The sale of futures contracts may limit the Portfolio’s risk of loss through a decline in the market value of portfolio holdings correlated with the futures contracts prior to the futures contracts’ expiration date. In the event the market value of the portfolio holdings correlated with the futures contracts increases rather than decreases, however, the Portfolio will realize a loss on the futures position and a lower overall return than would have been realized without the purchase of the futures contracts.

A Portfolio may purchase futures contracts or purchase a call option on futures contracts in anticipation of a decrease in interest rates. Generally, as interest rates decrease, the market value of fixed-income securities which the Portfolio may be considering purchasing will increase. The purchase of futures contracts may protect a Portfolio from having to pay more for such securities when it identifies specific securities it wishes to purchase. In the event that such securities decline in value or the Portfolio determines not to purchase any additional securities, however, the Portfolio may realize a loss relating to the futures position.

Each Portfolio may purchase and sell interest rate, bond and bond index futures contracts (“futures contracts”), including, but not limited to, for the purpose of hedging its portfolio of fixed-income securities against the adverse effects of anticipated movements in interest rates. The Portfolios may also purchase and sell exchange-traded call and put options on such futures contracts. Set forth below is information concerning options and futures contracts.

Each Portfolio will deal only in standardized contracts on recognized exchanges. The clearing members of an exchange’s clearing corporation guarantee the performance of their futures contracts through the clearing corporation, a nonprofit organization managed by the exchange membership which is also responsible for handling daily accounting of deposits or withdrawals of margin.

Call Options on Futures Contracts.    A call option on a futures contract provides the purchaser (the “holder”) with the right, but not the obligation, to enter into a “long” position in the underlying futures contract at any time up to the expiration of the option. The holder pays a non-refundable purchase price for the option, known as the “premium.” The maximum amount of risk the purchaser of the option assumes is equal to the premium, the transaction costs and the unrealized profits, if any, although this entire amount may be lost. Upon exercise of the option by the holder, the contract market clearing corporation establishes a corresponding short position for the seller, or “writer” of the option in the case of a call option, or a corresponding long position in the case of a put option, at the strike price. In the event that an option is exercised, the holder will be subject to all the risks associated with the trading of futures contracts. An option becomes worthless when it expires. The purchase of an option on a futures contract presents more limited risk than the trading of the underlying futures contract, although, depending on the price of the option compared to either the futures contract upon which it is based, or the underlying debt securities, exercise of the option may or may not be less risky than ownership of the futures contract or underlying debt securities. Like the purchase of a futures contract, a Portfolio may purchase a call option on a futures contract for the purposes including, but not limited to, hedging against a market advance resulting from declining interest rates when the Portfolio is not fully invested.

The writing of a call option on a futures contract may constitute a partial hedge against declining prices of fixed-income securities of the Portfolios, if the futures price at expiration is below the exercise price of the option. In such event, the Portfolio will retain the full amount of the option premium, which provides a partial hedge against any decline that may have occurred in the Portfolio’s fixed-income investments. Conversely, if the futures price is above the exercise price at any point prior to expiration, the option may be exercised and the Portfolio would be required to enter into the underlying futures contract at an unfavorable price.

A position in an option may be terminated by the purchaser or seller prior to its expiration by effecting a closing purchase or sale transaction, which requires the purchase or writing of an option of the same series (i.e., the same exercise price and expiration date) as the option previously written or purchased. The premium received from the holder on the closing transaction may be more or less than the premium paid for the option, resulting in a gain or loss on the transactions.

Exercise prices of options are set at specified intervals in relation to the price of the underlying futures contract by the exchange on which they are traded. Exercise prices are initially established when a new expiration cycle commences and additional exercise prices may subsequently be introduced as the futures contract price fluctuates. The expiration of an option is generally based on the expiration of the underlying futures contract.

The holder of an option exercises it by notifying his broker of his intention to exercise. The broker tenders the exercise notice to the clearing house of the applicable exchange which assigns the notice on a random basis to a broker with a customer who has written an option of the same series. That broker then assigns the exercise notice to such customer, generally on a random basis, and the customer is then obligated to enter into the underlying futures contract upon exercise. At that time, the contract market clearing house establishes appropriate long and short futures positions for the holder and writer. A corresponding short position for the writer would be established in the case of a call option, or a corresponding long position would be established in the case of a put option. The parties will then be subject to initial and variation margin requirements with respect to the underlying futures contract. By interposing itself between options writers and purchasers, the clearing house in effect guarantees the performance of the other side to each option purchased or sold.

Put Options on Futures Contracts.    A put option on a futures contract provides the purchaser with the right, but not the obligation, to enter into a “short” position in the futures contract at any time up to the expiration of the option. A Portfolio will purchase a put option on a futures contract to hedge its securities against the risk of a decline in market value as a result of rising interest rates.

The writing of a put option on a futures contract may constitute a partial hedge against increasing prices of fixed-income securities which a Portfolio intends to purchase, if the futures price at expiration is higher than the exercise price. In such event, the Portfolio will retain the full amount of the option premium, which provides a partial hedge against any increase in the price of fixed-income securities which the Portfolio intends to purchase. Conversely, if the futures price is below the exercise price at any point prior to expiration, the option may be exercised and the Portfolio would be required to enter into the underlying futures contract at an unfavorable price.

The trading of futures contracts and options thereon involves the risk of imperfect correlation between movements in the price of the futures contracts or option and the price of the security being hedged. The hedge will not be fully effective where there is imperfect correlation between the movements in the two financial instruments. For example, if the price of the option or futures contract moves more than the price of the hedged security, the Portfolio would experience either a loss or gain on the option or future which is not completely offset by movements in the price of the hedged securities. To compensate for imperfect correlations, the Portfolio may purchase or sell options or futures contracts in a greater dollar amount than the hedged securities if the volatility of the hedged securities is historically greater than the volatility of the futures contracts. Conversely, the Portfolio may purchase or sell fewer futures contracts if the volatility of the price of the hedged securities is historically less than that of the futures contracts, although such transactions will in any event be entered into solely for hedging purposes.

The Portfolio may also purchase futures contracts or options thereon to hedge against a possible increase in the price of securities before the Portfolio is able to invest its cash in fixed-income securities. In such instances, it is possible that the market may instead decline. If the Portfolio does not then invest in such securities because of concern as to possible further market decline or for other reasons, the Portfolio may realize a loss on the futures or option contract that is not offset by a reduction in the price of securities purchased.

Because of low initial margin deposits made upon the opening of a futures position, futures transactions involve substantial leverage. As a result, relatively small movements in the price of the futures contract can result in substantial unrealized gains or losses.

The anticipated offsetting movements between the price of the futures or option contracts and the hedged security may be distorted due to differences in the nature of the markets, such as differences in initial and variation margin requirements, the liquidity of such markets and the participation of speculators in such markets.

The amount of risk the Portfolio assumes when it purchases an option on a futures contract is the premium paid for the option plus related transaction costs. In order to profit from an option purchased, however, it may be necessary to exercise the option and to liquidate the underlying futures contract, subject to the risks of the availability of a liquid offset market. In addition to the correlation risks discussed above, the purchase of an option also entails the risk that changes in the value of the underlying futures contract will not be fully reflected in the value of the option purchased. The writer of an option on a futures contract is subject to the risks of commodity futures trading, including the requirement of variation margin payments, as well as the additional risk that movements in the price of the option may not correlate with movements in the price of the underlying security or futures contract.

“Trading Limits” may also be imposed on the maximum number of contracts which any person may trade on a particular trading day. A contract market may order the liquidation of positions found to be in violation of these limits and it may impose other sanctions or restrictions. The Investment Adviser does not believe that trading limits will have any adverse impact on the portfolio strategies for hedging a Portfolio’s investments.

The trading of futures contracts and options thereon also is subject to certain market risks, such as trading halts, suspensions, exchange or clearing house equipment failures, government intervention, insolvency of a brokerage firm or clearing corporation or other disruptions of normal trading activity, which could at times make it difficult or impossible to liquidate existing positions.

The successful use of transactions in futures contracts and options thereon also depends on the ability of the management of the Portfolio correctly to forecast the direction and extent of interest rate movements within a given time frame. To the extent interest rates remain stable during the period in which a futures contract or option is held by the Portfolio or such rates move in a direction opposite to that anticipated, the Portfolio may realize a loss on the hedging transaction which is not fully or partially offset by an increase in the value of portfolio securities. As a result, the Portfolio’s total return for such period may be less than if it had not engaged in the hedging transaction.

The Fund has obtained an order from the Commission exempting it from certain provisions of the Investment Company Act, in connection with its transactions in interest rate futures contracts and related options. In applying for this exemptive order, the Fund made a number of representations to the Commission regarding the manner in which such trading will be conducted.

Options on Debt Securities.    The Portfolios may write call and put options on securities in order to increase the return on their investments and in order to hedge optionable securities held by the Portfolios. The Portfolios will write only covered call and put options on debt securities (i.e., options in which it owns the underlying security) or fully funded put options on debt securities (i.e., options in which an amount of liquid securities with a value at least equal to the Portfolio’s exposure, on a marked-to-market basis, to the transaction as calculated pursuant to Commission requirements has been segregated with the Fund’s custodian). By writing covered options on securities, a Portfolio will be able to increase its return on the underlying securities by the amount of the premium, if the option expires unexercised, or by the amount of any profits earned by closing out the option position. The Portfolio may be required, however, to forego benefits which could have been obtained from an increase in the value of securities on which a call is written or a decrease in the value of securities on which a put is written. As a result, the Portfolio may receive less total return, and at other times greater total return, than if it had not written options.

The Portfolios also may purchase put options on optionable securities held in a Portfolio and, under certain limited circumstances, call options on such instruments. Purchases of put options may enable the Portfolios to limit the risk of declines in the value of the portfolio security underlying the put, until the expiration of the option or the closing of the option transaction. By purchasing a put, however, a Portfolio will be required to pay the premium, which will reduce the benefits obtained from the transaction.

Although options written by a Portfolio may be terminated prior to exercise or expiration by entering into an offsetting transaction, the ability to do so depends upon the presence of a liquid secondary market on the exchange on which the option is traded. If no such market is available, the Portfolio may be unable to terminate existing positions and may be subject to exercise of the option under unfavorable circumstances. The Portfolios will enter into transactions in options on debt securities only when the management of the Fund believes that a liquid secondary market for such options is available. See Appendix A “Interest Rate Futures, Options Thereon and Options on Debt Securities attached hereto.”

A Portfolio may write call options which give the holder the right to buy the underlying security covered by the option from the Portfolio at the stated exercise price. A Portfolio also may write put options that give the holder the right to sell the underlying security to the Portfolio at the stated exercise price. A Portfolio will write only covered options, which means that so long as the Portfolio is obligated as the writer of a call option, it will own the underlying securities subject to the options and, in the case of put options, that the Portfolio will, through its Custodian, have deposited and maintained short-term U.S. Treasury obligations with a securities depository with a value equal to or greater than the exercise price of the underlying securities. The writer of a covered call option has no control over when he may be required to sell his securities since he may be assigned an exercise notice at any time prior to the termination of his obligation as a writer. If an option expires unexercised, the writer realizes a gain in the amount of the premium. Such a gain, of course, may be offset by a decline in the market value of the underlying security during the option period. If a call option is exercised, the writer realizes a gain or loss from the sale of the underlying security.

A Portfolio will receive a premium from writing a put or call option, which increases the Portfolio’s return on the underlying security in the event the option expires unexercised or is closed out at a profit. In the former instance, the Portfolio increases its return by retaining the premium without being required to purchase or sell the underlying security. In the latter case, the Portfolio increases its return by liquidating the option position at a profit. The amount of the premium will reflect, among other factors, the current market price of the underlying security, the relationship of the exercise price to the market price, the time period until the expiration of the option and interest rates. By writing a call, the Portfolio limits its opportunity to profit from an increase in the market value of the underlying security above the exercise price of the option for so long as the Portfolio’s obligation as a writer continues. By writing a put, the Portfolio will be obligated to purchase the underlying security at a price that may be higher than the market value of that security at the time of exercise for as long as the option is outstanding. In addition, in closing out an option position, the Fund may incur a loss. Thus, in some periods the Portfolio will receive less total return and in other periods greater total return from its option positions than it otherwise would have received from the underlying securities. To the extent that such transactions are engaged in for hedging purposes, any gain (or loss) thereon may offset, in whole or in part, gains (or losses) on securities held in a Portfolio or increases in the value of securities the Portfolio intends to acquire. The Portfolio will attempt to achieve, through the receipt of premiums on covered options, a more consistent average total return than it would otherwise realize from holding the underlying securities alone. To facilitate closing transactions, as described below, the Portfolio will ordinarily only write options for which a liquid secondary market appears to exist.

A Portfolio may engage in closing transactions in order to terminate outstanding options that it has written. To effect a closing transaction, the Portfolio purchases, prior to the exercise of an outstanding option that it has written, an option of the same series as that on which it desires to terminate its obligation. Profit or loss from a closing purchase transaction will depend on whether the cost of the transaction is more or less than the premium received on the sale of the option plus the related transaction costs.

A Portfolio will typically purchase a call option only where the market price of the underlying security declines substantially following the writing of a call option, and the Portfolio either re-hedges the security by writing a second call option at a lower exercise price or disposes of the security. In such event, the Portfolio would usually enter into a closing transaction in connection with the first option it wrote. However, if the first option has been held less than three months, the Portfolio may desire not to enter into a closing transaction in order to comply with certain provisions of the Internal Revenue Code. In such circumstances, the Portfolio may purchase a call option in an opening transaction with the same exercise price and expiration date as the option it sold.

Other Portfolio Strategies

Each Portfolio may engage in the additional Portfolio strategies described below.

Repurchase Agreements.    Each Portfolio may invest in repurchase agreements. Repurchase agreements may be entered into only with a member bank of the Federal Reserve System or primary dealer in U.S. government securities or an affiliate thereof. Under such agreements, the seller agrees, upon entering into the contract, to repurchase the security at a mutually agreed-upon time and price, thereby determining the yield during the term of the agreement. This results in a fixed rate of return for the Portfolio insulated from market fluctuations during such period. Such agreements usually cover short periods, such as under one week. Repurchase agreements may be construed to be collateralized loans by the purchaser to the seller secured by the securities transferred to the purchaser. The Portfolio will require the seller to provide additional collateral if the market value of the securities falls below the repurchase price at any time during the term of the repurchase agreement. In the event of default by the seller under a repurchase agreement construed to be a collateralized loan, the underlying securities are not owned by the Portfolio but only constitute collateral for the seller’s obligation to pay the repurchase price. Therefore, the Portfolio may suffer time delays and incur costs or possible losses in connection with the disposition of the collateral. Instead of the contractual fixed rate of return, the rate of return to the Portfolio will be dependent upon intervening fluctuations of the market value of such security and the accrued interest on the security. In such event, the Portfolio would have rights against the seller for breach of contract with respect to any losses arising from market fluctuations following the failure of the seller to perform. From time to time, each Portfolio also may invest in securities pursuant to purchase and sale contracts. While the substance of purchase and sale contracts is similar to repurchase agreements, because of the different treatment with respect to accrued interest and additional collateral, management believes that purchase and sale contracts are not repurchase agreements as such term is understood in the banking and brokerage community. A Portfolio will not enter into repurchase agreements or purchase and sale contracts with greater than seven days to maturity if, at the time of such investment, more than 10% of the total assets of the Portfolio would be so invested.

When-Issued and Delayed-Delivery Securities and Forward Commitments.    Each Portfolio may purchase securities on a when-issued basis or forward commitment basis, and may purchase or sell securities for delayed-delivery. These transactions occur when securities are purchased or sold by the Portfolio with payment and delivery taking place in the future to secure what is considered an advantageous yield and price to the Portfolio at the time of entering into the transaction. The value of the security on the delivery date may be more or less than its purchase price. A Portfolio will establish a segregated account in connection with such transactions in which the Portfolio will deposit liquid securities with a value at least equal to the Portfolio’s exposure, on a mark-to-market basis, to the transaction (as calculated pursuant to requirements of the Commission). Such segregation will ensure that the Portfolio has assets available to satisfy its obligations with respect to the transaction, but will not limit the Portfolio’s exposure to loss).

U.S. Government securities and corporate debt obligations may be purchased on a forward commitment basis at fixed purchase terms with periods of up to 45 days between the commitment and settlement dates. The purchase will be recorded on the date the Portfolio enters into the commitment and the value of the security will thereafter be reflected in the calculation of the Portfolio’s net asset value. Although the Portfolio will generally enter into forward commitments with the intention of acquiring securities for its portfolio, the Portfolio may dispose of a commitment prior to settlement if the Investment Adviser deems it appropriate to do so. There can, of course, be no assurance that the judgments upon which these techniques are based will be accurate or that such techniques when applied will be effective. The Portfolio will enter into forward commitment arrangements only with respect to securities in which it may otherwise invest pursuant to its investment objectives and policies.

Restricted Securities.    From time to time, a Portfolio may invest in securities the disposition of which is subject to legal restrictions, such as restrictions imposed by the Securities Act of 1933, as amended (the “Securities Act”), on the resale of securities acquired in private placements. If registration of such securities under the Securities Act is required, such registration may not be readily accomplished, and if such securities may be resold without registration, such resale may be permissible only in limited quantities. In either event, a Portfolio may not be able to sell its restricted securities at a time which, in the judgment of the Investment Adviser, would be most opportune.

Standby Commitment Agreements.    The High Income Portfolio may from time to time enter into standby commitment agreements. Such agreements commit the Portfolio, for a stated period of time, to purchase a stated amount of a fixed-income security, which may be issued and sold to the Portfolio at the option of the issuer. The price and coupon of the security is fixed at the time of the commitment. At the time of entering into the agreement, the Portfolio may be paid a commitment fee, regardless of whether or not the security is ultimately issued. The Portfolio will enter into such agreements only for the purpose of investing in the security underlying the commitment at a yield and price which is considered advantageous to the Portfolio. The Portfolio will limit its investment in such commitments so that the aggregate purchase price of the securities subject to such commitments, together with the value of portfolio securities subject to legal restrictions on resale, will not exceed 10% of its assets taken at the time of acquisition of such commitment or security. The Portfolio will at all times maintain a segregated account with its custodian of liquid securities in an amount equal to the purchase price of the securities underlying the commitment.

There can be no assurance that the securities subject to a standby commitment will be issued and the value of the security, if issued, on the delivery date may be more or less than its purchase price. Since the issuance of the security underlying the commitment is at the option of the issuer, the Portfolio may bear the risk of a decline in the value of such security and may not benefit from an appreciation in the value of the security during the commitment period.

The purchase of a security subject to a standby commitment agreement and the related commitment fee will be recorded on the date on which the security can reasonably be expected to be issued and the value of the security will thereafter be reflected in the calculation of the Portfolio’s net asset value. The cost basis of the security will be adjusted by the amount of the commitment fee. In the event the security is not issued, the commitment fee will be recorded as income on the expiration date of the standby commitment.

Securities Lending.    Each Portfolio may lend securities with a value not exceeding 33 1/3% of its total assets or the limit prescribed by applicable law to banks, brokers and other financial institutions. In return, the Portfolio receives collateral in cash or securities issued or guaranteed by the U.S. Government, which will be maintained at all times in an amount equal to at least 100% of the current market value of the loaned securities. Each Portfolio maintains the ability to obtain the right to vote or consent on proxy proposals involving material events affecting securities loaned. The Portfolio receives the income on the loaned securities. Where a Portfolio receives securities as collateral, the Portfolio receives a fee for its loans from the borrower and does not receive the income on the collateral. Where a Portfolio receives cash collateral, it may invest such collateral and retain the amount earned, net of any amount rebated to the borrower. As a result, a Portfolio’s yield may increase. Loans of securities are terminable at any time and the borrower, after notice, is required to return borrowed securities within the standard time period for settlement of securities transactions. Each Portfolio is obligated to return the collateral to the borrower at the termination of the loan. A Portfolio could suffer a loss in the event the Portfolio must return the cash collateral and there are losses on investments made with the cash collateral. In the event the borrower defaults on any of its obligations with respect to a securities loan, the Portfolio could suffer a loss where there are losses on investments made with the cash collateral or, where the value of the securities collateral falls below the market value of the borrowed securities. A Portfolio could also experience delays and costs in gaining access to the collateral. Each Portfolio may pay reasonable finder’s, lending agent, administrative and custodial fees in connection with its loans. The Fund has received an exemptive order from the Commission permitting it to lend portfolio securities to Merrill Lynch, Pierce, Fenner & Smith Incorporated (“Merrill Lynch”) or its affiliates and to retain an affiliate of the Fund as lending agent. See “Portfolio Transactions and Brokerage”.

Investment in Other Investment Companies.    Each Portfolio may invest in other investment companies whose investment objectives and policies are consistent with those of the Portfolio. In accordance with the Investment Company Act, each Portfolio may invest up to 10% of its total assets in securities of other investment companies. In addition, under the Investment Company Act a Portfolio may not own more than 3% of the total outstanding voting stock of any investment company and not more than 5% of the value of the Portfolio’s total assets may be invested in securities of any investment company. The Fund has received an exemptive order from the Commission permitting it to invest in affiliated registered money market funds and in an affiliated private investment company without regard to such limitations, provided however, that in all cases a Portfolio’s aggregate investment of cash in shares of such investment companies shall not exceed 25% of the Portfolio’s total assets at any time. If a Portfolio acquires shares in investment companies, shareholders would bear both their proportionate share of expenses in the Portfolio (including management and advisory fees) and, indirectly, the expenses of such investment companies (including management and advisory fees). Investments by a the Portfolio in wholly owned investment entities created under the laws of certain countries will not be deemed an investment in other investment companies.

Swaps.    Each Portfolio may enter into swap agreements, including interest rate and index swap agreements, for purposes of attempting to obtain a particular desired return at a lower cost to the Portfolio than if the Portfolio had invested directly in an instrument that yielded the desired return. Swap agreements are two party contracts entered into primarily by institutional investors for periods ranging from a few weeks to more than one year. In a standard “swap” transaction, two parties agree to exchange the returns (or differentials in rates of return) earned or realized on particular predetermined investments or instruments. The gross returns to be exchanged or “swapped” between the parties are calculated with respect to a “notional amount,” i.e., the dollar amount invested at a particular interest rate, in a particular foreign currency, or in a “basket” of securities representing a particular index. The “notional amount” of the swap agreement is only a fictive basis on which to calculate the obligations which the parties to a swap agreement have agreed to exchange. Each Portfolio’s obligations (or rights) under a swap agreement will generally be equal only to the net amount to be paid or received under the agreement based on the relative values of the positions held by each party to the agreement (the “net amount”). Each Portfolio’s obligations under a swap agreement will be accrued daily (offset against any amounts owing to the Portfolio) and any accrued but unpaid net amounts owed to a swap counter-party will be covered by marking as segregated cash, U.S. government securities, equity securities or other liquid, unencumbered assets, marked-to-market daily, to avoid any potential leveraging of the Portfolio’s portfolio. No Portfolio will enter into a swap agreement with any single party if the net amount owed or to be received under existing contracts with that party would exceed 5% of the Portfolio’s assets.

Each Portfolio may also enter into credit default swap agreements. The “buyer” in a credit default contract is obligated to pay the “seller” a periodic stream of payments over the term of the contract provided that no credit event with respect to any underlying reference obligation has occurred. If a credit event occurs, the seller typically must pay the buyer the “par value” (full notional value) of the reference obligation in exchange for the reference obligation. The Portfolio may either be the buyer or the seller in the transaction. If a Portfolio is a buyer and no credit event occurs, the Portfolio loses its investment and recovers nothing. However, if a credit event occurs, the buyer receives full notional value for a reference obligation that may have little or no value. As a seller, the Portfolio typically receives a fixed rate of income throughout the term of the contract, which typically is between six months and three years, provided a credit event does not occur. If a credit event occurs, the seller typically must pay the buyer the full notional amount of the reference obligation. Credit default swaps involve more risk than if the Portfolio had invested in the reference obligation directly.

Whether each Portfolio’s use of swap agreements will be successful in furthering its investment objective will depend on the Investment Adviser’s ability to correctly predict whether certain types of investments are likely to produce greater returns than other investments. Because they are two party contracts and because they may have terms of greater than seven days, swap agreements may be considered to be illiquid. Moreover, the Portfolio bears the risk of loss of the amount expected to be received under a swap agreement in the event of the default or bankruptcy of a swap agreement counterparty. Restrictions imposed by the Internal Revenue Code of 1986, as amended (the “Code”), may limit the Fund’s ability to use swap agreements. The swaps market is largely unregulated. It is possible that development in the swap market, including potential government regulation, could adversely affect each Portfolio’s ability to terminate existing swap agreements or to realize amounts to be received under such agreements.

Indexed and Inverse Floating Rate Securities.    Each Portfolio may invest in securities whose potential returns are directly related to changes in an underlying index or interest rate, known as indexed securities. The return on indexed securities will rise when the underlying index or interest rate rises and fall when the index or interest rate falls. Each Portfolio may also invest in securities whose return is inversely related to changes in an interest rate (“inverse floaters”). In general, inverse floaters change in value in a manner that is opposite to most bonds—that is, interest rates on inverse floaters will decrease when short-term rates increase and increase when short-term rates decrease. Investments in indexed securities and inverse floaters may subject each Portfolio to the risk of reduced or eliminated interest payments. Investments in indexed securities also may subject each Portfolio to loss of principal. In addition, certain indexed securities and inverse floaters may increase or decrease in value at a greater rate than the underlying interest rate, which effectively leverages each Portfolio’s investment. As a result, the market value of such securities will generally be more volatile than that of fixed rate securities. Both indexed securities and inverse floaters can be derivative securities and can be considered speculative.

Suitability

The economic benefit of an investment in a Portfolio depends upon many factors beyond the control of the Fund, the Investment Adviser and its affiliates. Each Portfolio should be considered a vehicle for diversification and not as a balanced investment program. The suitability for any particular investor of a purchase of shares in a Portfolio will depend, among other things, on such investor’s ability to accept the risks associated with investing in fixed-income securities, including the risk of loss of principal.

INVESTMENT RESTRICTIONS

The Fund has adopted the following fundamental and non-fundamental restrictions and policies relating to the investment of the Portfolios’ assets and their activities. The fundamental policies set forth below may not be changed without the approval of the holders of a majority of the Fund’s outstanding voting securities, including a majority of the shares of each Portfolio affected (which for this purpose and under the Investment Company Act means the lesser of (i) 67% of the shares represented at a meeting at which more than 50% of the outstanding shares are represented or (ii) more than 50% of the outstanding shares).

Under the fundamental investment restrictions, none of the Portfolios may:

1.  Make any investment inconsistent with the Fund’s classification as a diversified company under the Investment Company Act.

2.  Invest more than 25% of its total assets, taken at market value, in the securities of issuers in any particular industry (excluding the U.S. Government and its agencies and instrumentalities).

3.  Make investments for the purpose of exercising control or management.

4.  Purchase or sell real estate, except that, to the extent permitted by applicable law, each Portfolio of the Fund may invest in securities directly or indirectly secured by real estate or interests therein or issued by companies which invest in real estate or interests therein.

5.  Make loans to other persons, except that the acquisition of bonds, debentures or other corporate debt securities and investment in government obligations, commercial paper, pass-through instruments, certificates of deposit, bankers’ acceptances, repurchase agreements or any similar instruments shall not be deemed to be the making of a loan, and except further that each Portfolio of the Fund may lend its portfolio securities, provided that the lending of portfolio securities may be made only in accordance with applicable law and the guidelines set forth in the Fund’s Prospectus and Statement of Additional Information, as they may be amended from time to time. (For purposes of this restriction, corporate debt securities includes corporate loans purchased in the secondary market).

6.  Issue senior securities to the extent such issuance would violate applicable law.

7.  Borrow money, except that (i) each Portfolio of the Fund may borrow from banks (as defined in the Investment Company Act) in amounts up to 33 1/3% of its total assets (including the amount borrowed), (ii) each Portfolio of the Fund may borrow up to an additional 5% of its total assets for temporary purposes, (iii) each Portfolio of the Fund may obtain such short-term credit as may be necessary for the clearance of purchases and sales of portfolio securities, and (iv) each Portfolio of the Fund may purchase securities on margin to the extent permitted by applicable law. The Fund may not pledge its assets other than to secure such borrowings or, to the extent permitted by the Fund’s investment policies as set forth in its Prospectus and Statement of Additional Information, as they may be amended from time to time, in connection with hedging transactions, short sales, when-issued and forward commitment transactions and similar investment strategies.

8.  Underwrite securities of other issuers except insofar as a Portfolio of the Fund technically may be deemed an underwriter under the Securities Act in selling portfolio securities.

9.  Purchase or sell commodities or contracts on commodities, except to the extent that a Portfolio of the Fund may do so in accordance with applicable law and the Fund’s Prospectus and Statement of Additional Information, as they may be amended from time to time, and without registering as a commodity pool operator under the Commodity Exchange Act.

Under the Fund’s non-fundamental investment restrictions which may be changed by the Board of Directors without shareholder approval, none of the Portfolios may:

a.  Change its investment strategy to invest at least 80% of its assets in certain fixed-income securities, as set forth in the Prospectus, without providing shareholders with at least 60 days prior written notice of such change.

b.  Purchase securities of other investment companies, except to the extent such purchases are permitted by applicable law. As a matter of policy, however, the Fund will not purchase shares of any registered open-end investment company or registered unit investment trust, in reliance on Section 12(d)(1)(F) or (G) (the “fund of funds” provisions) of the Investment Company Act at any time the Fund’s shares are owned by another investment company that is part of the same group of investment companies as the Fund.

c.  Make short sales of securities or maintain a short position, except to the extent permitted by applicable law. The Fund currently does not intend to engage in short sales, except short sales “against the box.”

d.  Invest in securities which cannot be readily resold because of legal or contractual restrictions or which cannot otherwise be marketed, redeemed or put to the issuer or a third party, if at the time of acquisition more than 15% of its net assets would be invested in such securities. This restriction shall not apply to securities that mature within seven days or securities that the Board of Directors of the Fund has otherwise determined to be liquid pursuant to applicable law. Securities purchased in accordance with Rule 144A under the Securities Act (a “Rule 144A Security”) and determined to be liquid by the Fund’s Board of Directors are not subject to the limitations set forth in this investment restriction.

e.  Notwithstanding fundamental investment restriction (7) above, the Fund will not borrow amounts in any Portfolio in excess of 5% of the total assets of such Portfolio, taken at market value, and then only from banks as a temporary measure for extraordinary or emergency purposes such as the redemption of Fund shares. In addition, the Fund will not purchase securities while borrowings are outstanding.

If a percentage restriction on the investment or use of assets set forth above is adhered to at the time a transaction is effected, later changes in percentages resulting from changing values will not be considered a violation.

For purposes of investment restriction (2) above, industry means any one or more of the industry sub-classifications used by one or more widely recognized market indices or ratings group indices, and/or as defined by Portfolio Management.

Each Portfolio’s investments will be limited in order to allow the Portfolio to qualify as a “regulated investment company” for purposes of the Internal Revenue Code of 1986, as amended (the “Code”). See “Dividends and Taxes—Taxes.” To qualify, among other requirements, the Portfolio will limit its investments so that, at the close of each quarter of the taxable year, (i) not more than 25% of the market value of the Portfolio’s total assets will be invested in the securities of a single issuer, and (ii) with respect to 50% of the market value of the Portfolio’s total assets, not more than 5% of the market value of its total assets will be invested in the securities of a single issuer and the Portfolio will not own more than 10% of the outstanding voting securities of a single issuer. These tax-related limitations may be changed by the Directors of the Fund to the extent necessary to comply with changes to the Federal tax requirements. Each Portfolio is “diversified” under the Investment Company Act and must satisfy at all times the foregoing 5% and 10% requirements with respect to 75% of its total assets.

MANAGEMENT OF THE FUND

Directors and Officers

The Board of Directors of the Fund consists of eight individuals, seven of whom are not “interested persons” of the Fund as defined in the Investment Company Act (the “non-interested Directors”). The Directors are responsible for the overall supervision of the operations of the Fund and perform the various duties imposed on the directors of investment companies by the Investment Company Act.

Each non-interested Director is a member of the Fund’s Audit and Oversight Committee (the “Committee”). The principal responsibilities of the Committee are the appointment, compensation and oversight of the Fund’s independent accountants, including the resolution of disagreements regarding financial reporting between Fund management and such independent accountants. The Committee’s responsibilities include, without limitation, to (i) review with the independent accountants the arrangements for and scope of annual and special audits and any other services provided by the independent accountants to the Fund; (ii) discuss with the independent accountants certain matters relating to the Fund’s financial statements, including any adjustment to such financial statements recommended by such independent accountants or any other results of any audit; (iii) ensure that the independent accountants submit on a periodic basis a formal written statement with respect to their independence, discuss with the independent accountants any relationships or services disclosed in the statement that may impact the objectivity and independence of the Fund’s independent accountants and recommend that the Board take appropriate action in response thereto to satisfy itself of the independent accountants’ independence; and (iv) consider the comments of the independent accountants with respect to the quality and adequacy of the Fund’s accounting and financial reporting policies and practices and internal controls and Fund management’s responses thereto. The Board of the Fund has adopted a written charter for the Committee. The Committee also reviews and nominates candidates to serve as non-interested Directors. The Committee generally will not consider nominees recommended by shareholders. The Committee has retained independent legal counsel to assist them in connection with these duties. The Committee met four times during the fiscal year ended September 30, 2002.

Biographical Information.    Certain biographical and other information relating to the non-interested Directors of the Fund is set forth below, including their ages, their principal occupations for at least the last five years, the length of time served, the total number of portfolios overseen in the complex of funds advised by Fund Asset Management L.P. and its affiliate, Merrill Lynch Investment Managers, L.P. (“MLIM”) (“MLIM/FAM-advised Funds”) and other public directorships.

Name, Address* and Age of Director	Position(s) Held with the Fund	Term of Office** and Length of Time Served	Principal Occupation(s) During Past Five Years	Number of MLIM/FAM- Advised Funds and Portfolios Overseen	Public Directorships
Ronald W. Forbes (62)	Director	Director since 1978	Professor Emeritus of Finance, School of Business, State University of New York at Albany since 2000; and Professor thereof from 1989 to 2000; International Consultant, Urban Institute, Washington D.C., from 1995 to 1999.	45 registered investment companies consisting of 54 portfolios	None
Cynthia A. Montgomery (50)	Director	Director since 1995	Professor, Harvard Business School since 1989; Associate Professor, J.L. Kellogg Graduate School of Management, Northwestern University from 1985 to 1989: Associate Professor, Graduate School of Business Administration, the University of Michigan from 1979 to 1985.	45 registered investment companies consisting of 54 portfolios	UnumProvident Corporation (insurance products): Newell Rubbermaid Inc.

Charles C. Reilly (71)	Director	Director since 1990	Self employed financial consultant since 1990; President and Chief Financial Officer of Verus Capital Inc. from 1979 to 1990; Senior Vice President of Amhold and S. Bleichroeder, Inc. from 1973 to 1990; Adjunct Professor, Columbia University Graduate School of Business from 1990 to 1991; Adjunct Professor, Wharton School, University of Pennsylvania from 1989 to 1990; Partner, Small Cities Cable Television from 1986 to 1997.	45 registered investment companies consisting of 54 portfolios	None

Name, Address* and Age of Director	Position(s) Held with the Fund	Term of Office** and Length of Time Served	Principal Occupation(s) During Past Five Years	Number of MLIM/FAM- Advised Funds and Portfolios Overseen	Public Directorships

Kevin A. Ryan (70)	Director	Director since 1992	Founder and currently Director Emeritus of The Boston University Center for the Advancement of Ethics and Character and Director thereof from 1989 to 1999; Professor from 1982 to 1999 and currently Professor Emeritus of Education of Boston University; formerly taught on the faculties of The University of Chicago, Stanford University and Ohio State University.	45 registered investment companies consisting of 54 portfolios	None

Roscoe S. Suddarth (67)	Director	Director since 2000	Former President, Middle East Institute from 1995 to 2001; Foreign Service Officer, United States Foreign Service from 1961 to 1995; Deputy Inspector General, U.S. Department of State, from 1991 to 1994; U.S. Ambassador to the Hashemite Kingdom of Jordan, from 1987 to 1990.	45 registered investment companies consisting of 54 portfolios	None

Richard R. West (64)	Director	Director since 1992	Professor of Finance since 1984, and currently Dean Emeritus of New York University Leonard N. Stern School of Business Administration.	45 registered investment companies consisting of 54 portfolios	Bowne & Co., Inc. (financial printers); Vornado Operating Company (real estate company); Vornado Realty Trust (real estate holding company); Alexander’s Inc. (real estate company)

Edward D. Zinbarg (68)	Director	Director since 2000	Self employed financial consultant since 1994; Executive Vice President of the Prudential Insurance Company of America from 1988 to 1994; Former Director of Prudential Reinsurance Company and former Trustee of the Prudential Foundation.	45 registered investment companies consisting of 54 portfolios	None

*	The address of each non-interested Director is P.O. Box 9095, Princeton, New Jersey 08543-9095.
**	Each Director serves until his or her successor is elected and qualified, until December 31 of the year in which he or she turns 72, or until his or her death, resignation, or removal as provided in the Fund’s by-laws, charter or by statute.

Certain biographical and other information relating to the Director who is an officer and an “interested person” of the Fund as defined in the Investment Company Act (the “interested Director”) and the other officers of the Fund is set forth below, including their ages, their principal occupations for at least the last five years, the length of time served, the total number of portfolios overseen in MLIM/FAM-advised funds and public directorships held.

Name, Address* and Age	Position(s) Held with the Fund	Term of Office† and Length of Time Served	Principal Occupation(s) During Past Five Years	Number of MLIM/FAM- Advised Funds and Portfolios Overseen	Public Directorships
Terry K. Glenn (62)**	President and Director	President and Director†† since 1999	President and Chairman of the MLIM/FAM advised Funds since 1999; Chairman (Americas Region) of the Investment Adviser from 2000 to 2002; Executive Vice President of the Investment Adviser and FAM (which terms as used herein include their corporate predecessors) from 1983 to 2000; President of FAM Distributors, Inc. (“FAMD” or the “Distributor”) from 1986 to 2002 and Director thereof from 1991 to 2002; Executive Vice President and Director of Princeton Services, Inc. (“Princeton Services”) from 1993 to 2002; President of Princeton Administrators, L.P. from 1988 to 2002; Director of Financial Data Services, Inc. from 1985 to 2002.	117 registered investment companies consisting of 162 portfolios	None

Donald C. Burke (42)	Vice President and Treasurer	Vice President since 1993 and Treasurer since 1999	First Vice President of the Investment Adviser and FAM since 1997 and the Treasurer thereof since 1999; Senior Vice President and Treasurer of Princeton Services since 1999; Vice President of FAMD since 1999; Vice President of the Investment Adviser and FAM from 1990 to 1997; Director of Taxation of the Investment Adviser since 1990.	117 registered investment companies consisting of 162 portfolios	None

Daniel B. Evans (58)	Portfolio Manager	Vice President since 2002	Director of MLIM since 2000; Vice President of MLIM from 1995 to 2000.	18 registered investment companies consisting of 15 portfolios	None

Name, Address* and Age	Position(s) Held with the Fund	Term of Office† and Length of Time Served	Principal Occupation(s) During Past Five Years	Number of MLIM/FAM- Advised Funds and Portfolios Overseen	Public Directorships

Patrick Maldari (40)	Vice President and Portfolio Manager	Vice President since 2002	Vice President and Portfolio Manager of the Core Bond Portfolio and Intermediate Term Portfolio since 2002; Managing Director of Americas Fixed Income Managers since 2000; Director of Fixed Income Institutional Business from 1997 to 2000.	7 registered investment companies consisting of 6 portfolios	None

Bradley J. Lucido (37)	Secretary	Secretary since 2002	Vice President of MLIM since 1999; attorney with MLIM since 1995; attorney in private practice from 1991 to 1995	9 registered investment companies consisting of 10 portfolios	None

*	The address for each officer listed is P.O. Box 9011, Princeton, New Jersey 08543-9011.
**	Mr. Glenn is an “interested person,” as defined in the Investment Company Act, of the Fund based on his former positions with MLIM and FAM; FAMD; Princeton Services; and Princeton Administrators.
†	Elected by and serves at the pleasure of the Board of Directors of the Fund.
††	As a Director, Mr. Glenn serves until his successor is elected and qualified, until December 31 of the year in which he turns 72, or until earlier of his death, resignation, or removal as provided in the Fund’s by-laws, charter or by statute.

Share Ownership.    Information relating to each Director’s share ownership in the Fund and in all registered funds in the Merrill Lynch family of funds that are overseen by the respective Director (“Supervised Merrill Lynch Funds”) as of December 31, 2002 is set forth in the chart below.

Name	Aggregate Dollar Range of Equity in the Fund	Aggregate Dollar Range of Securities in Supervised Merrill Lynch Funds
Interested Director:
Terry K. Glenn	over $100,000	over $100,000
Non-Interested Directors:
Ronald W. Forbes	$50,001-$100,000	over $100,000
Cynthia A. Montgomery	None	$50,001-$100,000
Charles C. Reilly	over $100,000	over $100,000
Kevin A. Ryan	$0-$10,000	over $100,000
Roscoe S. Suddarth	None	over $100,000
Richard R. West	None	over $100,000
Edward D. Zinbarg	over $100,000	over $100,000

As of January 3, 2003, the Directors and officers of the Fund as a group owned an aggregate of less than 1% of the outstanding shares of the Fund. As of December 31, 2002, none of the non-interested Directors of the Fund or their immediate family members owned beneficially or of record any securities in Merrill Lynch & Co., Inc. (“ML & Co.”).

Compensation of Directors

The Fund pays each non-interested Director for service on the Board and the Committee a combined fee of $5,900 plus a fee of $325 for each in-person Board meeting attended and $325 per in-person Committee meeting attended. The Co-Chairmen of the Committee each receives an additional fee of $1,000 per year. The Fund also pays each non-interested Director’s actual out-of-pocket expenses relating to attendance at meetings.

The following table shows the compensation earned by the non-interested Directors for the Fund’s fiscal year ended September 30, 2002 and the aggregate compensation paid to them by all “MLIM/FAM-Advised Funds” for the calendar year ended December 31, 2002:

Director	Compensation from Fund	Pension or Retirement Benefits Accrued as Part of Fund Expense	Aggregate Compensation from Fund and Other MLIM/FAM-Advised Funds**
Ronald W. Forbes*	$9,250	None	$308,400
Cynthia A. Montgomery	$8,250	None	$266,400
Charles C. Reilly*	$9,250	None	$308,400
Kevin A. Ryan	$8,250	None	$266,400
Roscoe S. Suddarth	$8,250	None	$266,400
Richard R. West	$8,250	None	$275,400
Edward D. Zinbarg	$8,250	None	$266,400

*Co-chairman of the Committee.

** For the number of MLIM/FAM-advised Funds from which each Director receives compensation, see the table on p. 21.

Directors of the Fund may purchase Class A shares of each Portfolio at net asset value. See “Purchase of Shares—Reduced Initial Sales Charges—Purchase Privilege of Certain Persons.”

Management and Advisory Arrangements

Investment Advisory Services.    FAM acts as the investment adviser for the Fund and provides the Fund with management services. Subject to the supervision of the Board of Directors of the Fund, FAM is responsible for the actual management of each Portfolio and constantly reviews the holdings of each Portfolio in light of its own research analysis and analyses from other relevant sources. The responsibility for making decisions to buy, sell or hold a particular security rests with FAM. FAM provides the portfolio managers for each Portfolio, who consider analyses from various sources, make the necessary investment decisions and place transactions accordingly. FAM is also obligated to perform certain administrative management services for the Fund and provides all the office space, facilities, equipment and personnel necessary to perform its duties under the Agreement.

Investment Advisory Fee.    The Fund on behalf of each Portfolio has entered into an investment advisory agreement with FAM (the “Investment Advisory Agreement”) pursuant to which FAM receives as compensation for its services to the Portfolios, at the end of each month a fee with respect to each Portfolio. The fee for each Portfolio is determined based on the annual advisory fee rates for that Portfolio set forth in the table below. These fee rates are applied to the average daily net assets of each Portfolio, with the reduced rates shown below applicable to portions of the assets of each Portfolio to the extent that the aggregate average daily net assets of the three combined Portfolios exceeds $250 million, $500 million and $750 million (each such amount being a “breakpoint level”). The portion of the assets of a Portfolio to which the rate at each breakpoint level applies will be determined on a “uniform percentage” basis. The uniform percentage applicable to a breakpoint level is determined by dividing the amount of the aggregate average daily net assets of the three combined Portfolios that falls within that breakpoint level by the aggregate average daily net assets of the three combined Portfolios. The amount of the fee for a Portfolio at each breakpoint level is determined by multiplying the average daily net assets of that Portfolio by the uniform percentage applicable to that breakpoint level and multiplying the product by the advisory fee rate.

	Rates of Advisory Fee
Aggregate average daily net assets of the three combined Portfolios	High Income Portfolio	Core Bond Portfolio	Intermediate Term Portfolio
Up to $250 million	0.55%	0.50%	0.50%
Over $250 million up to $500 million	0.50	0.45	0.45
Over $500 million up to $750 million	0.45	0.40	0.40
Over $750 million	0.40	0.35	0.35

For the fiscal year ended September 30, 2002, FAM received advisory fees from the Fund in the amount of $15,594,319, of which $8,774,103 was received with respect to the High Income Portfolio (representing 0.42% of its average daily net assets), $5,161,476 was received with respect to the Core Bond Portfolio (representing 0.37% of its average daily net assets) and $1,658,740 was received with respect to the Intermediate Term Portfolio (representing 0.37% of its average daily net assets). The Investment Advisory Agreement obligates each Portfolio to pay certain expenses incurred in its operation and a portion of the Fund’s general administrative expenses allocated on the basis of the asset size of the respective Portfolios. The Fund’s total expenses for the year ended September 30, 2002 were $41,544,512, of which $24,288,058 was attributable to the High Income Portfolio, $13,468,814 was attributable to the Core Bond Portfolio, and $3,787,640 was attributable to the Intermediate Term Portfolio. The table below sets forth information about the total management fees paid by each Portfolio to the Investment Advisor for the periods indicated.

Fiscal Year Ended September 30,	Investment Advisory Fee
	High Income Portfolio	Core Bond Portfolio	Intermediate Term Portfolio
2002	$8,774,103	$5,161,476	$1,658,740
2001	$11,183,440	$4,449,922	$1,511,946
2000	$16,426,144	$4,497,413	$1,535,381

The Investment Adviser did not reimburse any portion of its investment advisory fee for the fiscal years ended September 30, 2002, 2001 and 2000.

The Investment Adviser has entered into a sub-advisory agreement (the “Sub-Advisory Agreement”) with MLAM U.K., an indirect, wholly owned subsidiary of ML & Co. and an affiliate of the Investment Adviser, pursuant to which the Investment Adviser pays MLAM U.K. a fee for providing investment advisory services to the Investment Adviser with respect to the Fund in an amount to be determined from time to time by the Investment Adviser and MLAM U.K. but in no event in excess of the amount that the Investment Adviser actually receives for providing services to the Fund pursuant to the Investment Advisory Agreement. For the fiscal years ended September 30, 2002, 2001 and 2000, the Investment Adviser paid no fees to MLAM U.K. pursuant to this agreement.

Organization of the Investment Adviser.    The Investment Adviser is a limited partnership, the partners of which are ML & Co. and Princeton Services. ML & Co. and Princeton Services are “controlling persons” of the Investment Adviser as defined under the Investment Company Act because of their ownership of its voting securities or their power to exercise a controlling influence over its management or policies. Similarly, the following entities may be considered “controlling persons” of Merrill Lynch Asset Management U.K. (“MLAM U.K.”): Merrill Lynch Europe Limited (MLAM U.K.’s parent), a subsidiary of ML International Holdings, a subsidiary of Merrill Lynch International, Inc., a subsidiary of ML & Co.

Payment of Fund Expenses.    The Investment Advisory Agreement obligates FAM to provide investment advisory services and to pay all compensation of and furnish office space for officers and employees of the Fund connected with investment and economic research, trading and investment management of the Fund, as well as the fees of all Directors of the Fund who are affiliated persons of ML & Co. or any of its affiliates. Each Portfolio pays all other expenses incurred in its operation and a portion of the Fund’s general administrative expenses allocated on the basis of the asset size of the respective Portfolios. Expenses that will be borne directly by the Portfolios include redemption expenses, expenses of portfolio transactions, shareholder servicing costs, expenses of registering the shares under Federal, state or foreign laws, pricing costs (including the daily calculation of net asset value), interest, certain taxes, charges of the custodian and Transfer Agent and other expenses attributable to a particular Portfolio. Expenses that will be allocated on the basis of size of the respective Portfolios include Directors’ fees, legal expenses, state franchise taxes, auditing services, costs of preparing, printing and mailing proxies, stock certificates, shareholder reports and prospectuses, except to the extent paid by FAM Distributors, Inc. (“FAMD” or the “Distributor”), Commission fees, accounting costs and other expenses properly payable by the Fund and allocable on the basis of the size of the respective Portfolios. Depending upon the nature of the lawsuit, litigation costs may be directly applicable to the Portfolios or allocated on the basis of the size of the respective Portfolios. The Board of Directors has determined that this is an appropriate method of allocation of expenses. Certain accounting services are provided for the Fund by State Street Bank and Trust Company (“State Street”) pursuant to an agreement between State Street and the Fund. The Fund pays a fee for these services. In addition, the Fund reimburses the Investment Adviser for certain other accounting services.

The Distributor will pay certain promotional expenses of each Portfolio incurred in connection with the offering of shares of each Portfolio, including the expenses of printing the prospectuses used in connection with the continuous offering of shares by each Portfolio. Certain expenses are financed by the Fund pursuant to distribution plans in compliance with Rule 12b-1 under the Investment Company Act. See “Purchase of Shares—Distribution Plans.”

Duration and Termination.    Unless earlier terminated as described herein, the Investment Advisory Agreement and Sub-Advisory Agreement will each continue in effect from year to year if approved annually (a) by the Board of Directors of the Fund or by a majority of the outstanding voting shares of the Fund and (b) by a majority of the Directors who are not parties to such contract or interested persons (as defined in the Investment Company Act) of any such party. Such contract terminates upon assignment and may be terminated without penalty on 60 days’ written notice at the option of either party thereto or by the vote of the shareholders of the Fund.

In connection with its consideration of the Investment Advisory Agreement, the Board reviewed information derived from a number of sources and covering a range of issues. The Board considered the services provided to the Fund by the Investment Adviser under the Investment Advisory Agreement, as well as other services provided by the Investment Adviser and its affiliates under other agreements, and the personnel who provide these services. In addition to investment advisory services, the Investment Adviser and its affiliates provide administrative services, shareholders services, oversight of fund accounting, marketing services, assistance in meeting legal and regulatory requirements, and other services necessary for the operation of the Fund. The Board also considered the Investment Adviser’s costs of providing services, and the direct and indirect benefits to the Investment Adviser from its relationship with the Fund. The benefits considered by the Board included not only the Investment Adviser’s compensation for investment advisory services and the Fund’s profitability to the Investment Adviser under the Investment Advisory Agreement, but also compensation paid to the Investment Adviser or its affiliates for other, non-advisory, services provided to the Fund. The Directors also considered the Investment Adviser’s access to research services from brokers to which the Investment Adviser may have allocated Fund brokerage in a “soft dollar” arrangement. In connection with its consideration of the Investment Advisory Agreement, the Board also compared the Fund’s advisory fee rate, expense ratios and historical performance to those of comparable funds. Based in part on this comparison, and taking into account the various services provided to the Fund by the Investment Adviser and its affiliates, the Board concluded that the management fee rate was reasonable. The Board considered whether there should be changes in the advisory fee rate or structure in order to enable the Fund to participate in any economies of scale that the Investment Adviser may experience as a result of growth in the Fund’s assets.

Based on the information reviewed and discussions, the Board, including a majority of the non-interested Directors, concluded that the management fee rate was reasonable in relation to the services provided. The non-interested Trustees were represented by independent counsel who assisted them in their deliberations.

Transfer Agency Services.    Financial Data Services, Inc. (the “Transfer Agent”), a subsidiary of ML & Co., acts as the Fund’s Transfer Agent pursuant to a Transfer Agency, Dividend Disbursing Agency and Shareholder Servicing Agency Agreement (the “Transfer Agency Agreement”). Pursuant to the Transfer Agency Agreement, the Transfer Agent is responsible for the issuance, transfer and redemption of shares and the opening and maintenance of shareholder accounts. The Fund currently pays between $16.00 and $20.00 for each Class A or Class D shareholder account, between $19.00 and $23.00 for each Class B or Class C shareholder account, depending on the level of service required, and $16.00 for each Class R shareholder account. The Fund also reimburses the Transfer Agent’s reasonable out-of-pocket expenses and pays a fee of 0.10% of account assets for certain accounts that participate in the Merrill Lynch Mutual Fund Advisor (Merrill Lynch MFASM Program (the “MFA Program”). For purposes of the Transfer Agency Agreement, the term “account” includes a shareholder account maintained directly by the Transfer Agent and any other account representing the beneficial interest of a person in the relevant share class on a recordkeeping system, provided the recordkeeping system is maintained by a subsidiary of ML & Co.

The table below sets forth information about the total amounts paid by each Portfolio to the Transfer Agent for the periods indicated:

	High Income Portfolio	Core Bond Portfolio	Intermediate Term Portfolio
2002	$3,180,599	$2,390,380	$996,732
2001*	$3,518,539	$2,186,480	$1,602,008
2000*	$3,693,894	$2,304,808	$1,636,153

*	For the fiscal year ended September 30, 2000 and the period October 1, 2000 to June 30, 2001, the Fund paid transfer agency fees at lower rates than the rates currently in effect. If the current rates had been in effect, these fees may have been higher. The current rates became effective on July 1, 2001.

Accounting Services.    The Fund has entered into an agreement with State Street, pursuant to which State Street provides certain accounting services to the Fund. The Fund pays a fee for these services. Prior to January 1, 2001, the Investment Adviser provided accounting services to each Portfolio and was reimbursed by the Portfolio at its cost in connection with such services. The Investment Adviser continues to provide certain accounting services to each Portfolio and each Portfolio reimburses the Investment Adviser for these services.

The table below shows the amounts paid by each Portfolio to State Street and to the Investment Adviser for accounting services for the periods indicated:

Fiscal Year Ended September 30	2002		2001		2000
	Paid to State Street	Paid to Investment Adviser	Paid to State Street*	Paid to Investment Adviser	Paid to State Street	Paid to Investment Adviser
High Income Portfolio	$572,492	$74,373	$536,375	$251,877	N/A	$270,958
Core Bond Portfolio	$375,098	$42,588	$244,725	$139,888	N/A	$100,752
Intermediate Term Portfolio	$120,441	$13,843	$83,408	$49,695	N/A	$30,390

*	Represents payments pursuant to the agreement with State Street commencing January 1, 2001.

Distribution Expenses.    The Fund has entered into a distribution agreement with the Distributor in connection with the continuous offering of shares of the Fund (the “Distribution Agreement”). The Distribution Agreement obligates the Distributor to pay certain expenses in connection with the offering of each class of shares of each Portfolio. After the prospectuses, statements of additional information and periodic reports have been prepared, set in type and mailed to shareholders, the Distributor pays for the printing and distribution of copies thereof used in connection with the offering to dealers and investors. The Distributor also pays for other supplementary sales literature and advertising costs. The Distribution Agreement is subject to the same renewal requirements and termination provisions as the Investment Advisory Agreement described above.

Code of Ethics

The Board of Directors of the Fund has approved a Code of Ethics under Rule 17j-1 under the Investment Company Act that covers the Fund, the Investment Adviser, MLAM U.K. and the Distributor. The Code of Ethics establishes procedures for personal investing and restricts certain transactions. Employees subject to the Code of Ethics may invest in securities for their personal investment accounts, including securities that may be purchased or held by the Fund.

PURCHASE OF SHARES

Reference is made to “Your Account—How to Buy, Sell, Transfer and Exchange Shares” in the Prospectus.

Core Bond Portfolio and Intermediate Term Portfolio each offers five classes of shares and High Income Portfolio offers four classes of shares under the Merrill Lynch Select PricingSM System, which permits each investor to choose the method of purchasing shares that the investor believes is most beneficial given the amount of the purchase, the length of time the investor expects to hold the shares and other relevant circumstances.

Class A and Class D shares are sold to investors choosing the initial sales charge alternatives, Class B and Class C shares are sold to investors choosing the deferred sales charge alternatives and for Core Bond Portfolio and Intermediate Term Portfolio Class R shares are sold only to certain retirement plans. High Income Portfolio does not offer Class R shares.

Investors should determine whether under their particular circumstances it is more advantageous to incur the initial sales charge or to have the initial purchase price invested with the Portfolio with the investment thereafter being subject to the contingent deferred sales charge (“CDSC”) and/or ongoing distribution fees. Each Class A, Class B, Class C, Class D and Class R share of a Portfolio represents an identical interest in the Portfolio and has the same rights, except that Class B, Class C, Class D and Class R shares bear the expenses of the ongoing account maintenance fees (also known as service fees) and Class B, Class C and Class R shares bear the expenses of the ongoing distribution fees. Class B and Class C shares also bear the additional incremental transfer agency costs resulting from the deferred sales charge arrangements. The contingent deferred sales charges (“CDSCs”) imposed on Class B and C shares, the distribution fees imposed on Class B, Class C and Class R shares, and the account maintenance fees imposed on Class B, Class C, Class D and Class R shares are imposed directly against those classes and not against all assets of a Portfolio and, accordingly, such charges will not affect the net asset value of any other class or have any impact on investors choosing another sales charge option.

Dividends paid by a Portfolio for each class of shares will be calculated in the same manner at the same time and will differ only to the extent that account maintenance and distribution fees and any incremental transfer agency costs relating to a particular class are borne exclusively by that class. Class B, Class C, Class D and Class R shares each has exclusive voting rights with respect to the Rule 12b-1 distribution plan adopted with respect to such class pursuant to which account maintenance and/or distribution fees are paid (except that Class B shareholders may vote upon any material changes to expenses charged under the Class D Distribution Plan). See “Purchase of Shares—Distribution Plans” below. Each class has different exchange privileges. See “Shareholder Services—Exchange Privilege.”

Investors should understand that the purpose and function of the initial sales charges with respect to Class A and Class D shares are the same as those of the CDSCs and the distribution fees with respect to Class B and Class C shares and the distribution fees with respect to Class R shares in that the sales charges and distribution fees applicable to each class provide for the financing of the distribution of the shares of the Fund. The distribution-related revenues paid with respect to a class will not be used to finance the distribution expenditures of another class. Sales personnel may receive different compensation for selling different classes of shares.

The Merrill Lynch Select PricingSM System is used by more than 50 registered investment companies advised by MLIM or FAM. Funds advised by MLIM or FAM that use the Merrill Lynch Select PricingSM System are referred to herein as “Select Pricing Funds.”

Each Portfolio offers its shares at a public offering price equal to the next determined net asset value per share plus any sales charge applicable to the class of shares selected by the investor. The applicable offering price for purchase orders is based upon the net asset value of the Portfolio next determined after receipt of the purchase order by the Distributor. As to purchase orders received by securities dealers or other financial intermediaries prior to the close of business on the New York Stock Exchange (the “NYSE”) (generally 4:00 p.m., Eastern time) which includes orders received after the determination of net asset value on the previous day, the applicable offering price will be based on the net asset value on the day the order is placed with the Distributor, provided that the orders are received by the Distributor prior to 30 minutes after the close of business on the NYSE on that day. If the purchase orders are not received prior to 30 minutes after the close of business on the NYSE on that day, such orders shall be deemed received on the next business day. Dealers or other financial intermediaries have the responsibility of submitting purchase orders to the Fund not later than 30 minutes after the close of business on the NYSE in order to purchase Portfolio shares at that day’s offering price.

The Fund or the Distributor may suspend the continuous offering of a Portfolio’s shares of any class at any time in response to conditions in the securities markets or otherwise and may thereafter resume such offering from time to time. Any order may be rejected by the Fund or the Distributor. Neither the Distributor, the securities dealers nor other financial intermediaries are permitted to withhold placing orders to benefit themselves by a price change. Certain securities dealers or other financial intermediaries may charge a processing fee to confirm a purchase of shares. For example, the fee currently charged by Merrill Lynch is $5.35. Purchases made directly through the Transfer Agent are not subject to the processing fee.

Initial Sales Charge Alternatives—Class A and Class D Shares

Investors who prefer an initial sales charge alternative may elect to purchase Class D shares or, if an eligible investor, Class A shares. Investors choosing the initial sales charge alternative who are eligible to purchase Class A shares should purchase Class A shares rather than Class D shares because there is an account maintenance fee imposed on Class D shares. Investors qualifying for significantly reduced initial sales charges may find the initial sales charge alternative particularly attractive because similar sales charge reductions are not available with respect to the deferred sales charges imposed in connection with purchases of Class B or Class C shares. Investors not qualifying for reduced initial sales charges who expect to maintain their investment for an extended period of time also may elect to purchase Class A or Class D shares, because over time the accumulated ongoing account maintenance and distribution fees on Class B, Class C or Class R shares may exceed the initial sales charge and, in the case of Class D shares, the account maintenance fee. Although some investors who previously purchased Class A shares may no longer be eligible to purchase Class A shares of other Select Pricing Funds, those previously purchased Class A shares, together with Class B, Class C, and Class D share holdings, will count toward a right of accumulation that may qualify the investor for reduced initial sales charge on new initial sales charge purchases. In addition, the ongoing Class B, Class C and Class R account maintenance and distribution fees will cause Class B, Class C and Class R shares to have higher expense ratios, pay lower dividends and have lower total returns than the initial sales charge shares. The ongoing Class D account maintenance fees will cause Class D shares to have a higher expense ratio, pay lower dividends and have a lower total return than Class A shares.

The term “purchase,” as used in the Prospectus and this Statement of Additional Information in connection with an investment in Class A and Class D shares of a Portfolio, refers to a single purchase by an individual, or to concurrent purchases, which in the aggregate are at least equal to the prescribed amounts, by an individual, his spouse and their children under the age of 21 years purchasing shares for his or their own account and to single purchases by a trustee or other fiduciary purchasing shares for a single trust estate or single fiduciary account (including a pension, profit-sharing or other employee benefit trust created pursuant to a plan qualified under Section 401 of the Code) although more than one beneficiary is involved. The term “purchase” also includes purchases by any “company,” as that term is defined in the Investment Company Act, but does not include purchases by any such company that has not been in existence for at least six months or that has no purpose other than the purchase of shares of a Portfolio or shares of other registered investment companies at a discount; provided, however, that it does not include purchases by any group of individuals whose sole organizational nexus is that the participants therein are credit cardholders of a company, policyholders of an insurance company, customers of either a bank or broker-dealer or clients of an investment adviser.

Eligible Class A Investors.    Class A shares are offered to a limited group of investors and also will be issued upon reinvestment of dividends from outstanding Class A shares. Investors that currently own Class A shares of a Portfolio in a shareholder account, including participants in the Merrill Lynch BlueprintSM Program, are entitled to purchase additional Class A shares of that Portfolio in that account. Class A shares are available at net asset value to corporate warranty insurance reserve fund programs and U.S. branches of foreign banking institutions, provided that the program or branch has $3 million or more initially invested in MLIM/FAM-advised funds. Also eligible to purchase Class A shares at net asset value are participants in certain investment programs, including TMASM Managed Trusts to which Merrill Lynch Trust Company provides discretionary trustee services, collective investment trusts for which Merrill Lynch Trust Company serves as trustee, certain Merrill Lynch investment programs that offer pricing alternatives for securities transactions and purchases made in connection with certain fee-based programs. In addition, Class A shares will be offered at net asset value to ML & Co. and its subsidiaries and their directors and employees and to members of the Boards of MLIM/FAM-advised funds, including the Fund. Certain persons who acquired shares of certain MLIM/FAM-advised closed-end funds in their initial offerings who wish to reinvest the net proceeds from a sale of their closed-end fund shares of common stock in shares of a Portfolio also may purchase Class A shares of the Portfolio if certain conditions set forth below are met (for closed-end funds that commenced operations prior to October 21, 1994). In addition, Class A shares of each Portfolio and certain other MLIM/FAM-

advised funds are offered at net asset value to shareholders of Merrill Lynch Senior Floating Rate Fund, Inc. who wish to reinvest the net proceeds from a sale of certain of their shares of common stock pursuant to a tender offer conducted by such fund in shares of a Portfolio and certain other MLIM/FAM-advised funds.

Class A and Class D Sales Charge Information

Class A Shares
For the fiscal year ended September 30,	Gross Sales Charges Collected	Sales Charges Retained by Distributor	Sales Charges Paid to Merrill Lynch	CDCSs Received on Redemption of Load- Waived Shares
High Income Portfolio
2002	$51,759	$5,144	$46,615	$0
2001	$64,686	$6,507	$58,179	$0
2000	$63,894	$7,140	$56,754	$556
Core Bond Portfolio
2002	$18,739	$1,694	$17,045	$0
2001	$12,623	$1,133	$11,490	$0
2000	$8,587	$855	$7,732	$515
Intermediate Term Portfolio
2002	$2,517	$177	$2,340	$0
2001	$1,251	$103	$1,148	$78
2000	$877	$42	$835	$4,151

Class D Shares
For the fiscal year ended September 30,	Gross Sales Charges Collected	Sales Charges Retained by Distributor	Sales Charges Paid to Merrill Lynch	CDCSs Received on Redemption of Load-Waived Shares
High Income Portfolio
2002	$189,725	$14,673	$175,052	$17,536
2001	$408,888	$39,389	$369,499	$58,153
2000	$89,486	$9,550	$79,936	$1,231
Core Bond Portfolio
2002	$122,145	$9,668	$112,477	$1,402
2001	$134,588	$10,195	$123,673	$30,000
2000	$30,406	$3,118	$27,288	$8,094
Intermediate Term Portfolio
2002	$9,586	$768	$8,818	$0
2001	$6,903	$302	$6,601	$4,000
2000	$3,192	$202	$2,990	$1,552

The Distributor may reallow discounts to selected securities dealers and other financial intermediaries and retain the balance over such discounts. At times the Distributor may reallow the entire sales charge to such dealers. Since securities dealers and other financial intermediaries selling Class A and Class D shares of a Portfolio will receive a concession equal to most of the sales charge, they may be deemed to be underwriters under the Securities Act.

Reduced Initial Sales Charges

Reductions in or exemptions from the imposition of a sales charge are due to the nature of the investors and/or the reduced sales efforts that will be needed to obtain such investments.

Reinvested Dividends.    No initial sales charges are imposed upon Class A and Class D shares issued as a result of the automatic reinvestment of dividends.

Right of Accumulation.    Reduced sales charges are applicable through a right of accumulation under which eligible investors are permitted to purchase shares of the Fund subject to an initial sales charge at the offering price applicable to the total of (a) the public offering price of the shares then being purchased plus (b) an amount equal to the then current net asset value or cost, whichever is higher, of the purchaser’s combined holdings of all classes of shares of the Fund and of any other Select Pricing Funds. For any such right of accumulation to be made available, the Distributor must be provided at the time of purchase, by the purchaser or the purchaser’s securities dealer or other financial intermediary, with sufficient information to permit confirmation of qualification. Acceptance of the purchase order is subject to such confirmation. The right of accumulation may be amended or terminated at anytime. Shares held in the name of a nominee or custodian under pension, profit-sharing or other employee benefit plans may not be combined with other shares to qualify for the right of accumulation.

Letter of Intent.    Reduced sales charges are applicable to purchases aggregating $25,000 or more (with respect to High Income Portfolio or Core Bond Portfolio) or $100,000 or more (with respect to Intermediate Term Portfolio) of Class A or Class D shares of a Portfolio or any Select Pricing Funds made within a 13-month period starting with the first purchase pursuant to a Letter of Intent. The Letter of Intent is available only to investors whose accounts are established and maintained at the Fund’s Transfer Agent. The Letter of Intent is not available to employee benefit plans for which Merrill Lynch provides plan participant recordkeeping services. The Letter of Intent is not a binding obligation to purchase any amount of Class A or Class D shares; however, its execution will result in the purchaser paying a lower sales charge at the appropriate quantity purchase level. A purchase not originally made pursuant to a Letter of Intent may be included under a subsequent Letter of Intent executed within 90 days of such purchase if the Distributor is informed in writing of this intent within such 90-day period. The value of Class A and Class D shares of the Fund and of other Select Pricing Funds presently held, at cost or maximum offering price (whichever is higher), on the date of the first purchase under the Letter of Intent, may be included as a credit toward the completion of such Letter, but the reduced sales charge applicable to the amount covered by such Letter will be applied only to new purchases. If the total amount of shares does not equal the amount stated in the Letter of Intent, the investor will be notified and must pay, within 20 days of the expiration of such Letter, the difference between the sales charge on the Class A or Class D shares purchased at the reduced rate and the sales charge applicable to the shares actually purchased through the Letter. Class A or Class D shares equal to at least 5.0% of the intended amount will be held in escrow during the 13-month period (while remaining registered in the name of the purchaser) for this purpose. The first purchase under the Letter of Intent must be at least 5.0% of the dollar amount of such Letter. If a purchase during the term of such Letter would otherwise be subject to a further reduced sales charge based on the right of accumulation, the purchaser will be entitled on that purchase and subsequent purchases to the further reduced percentage sales charge that would be applicable to a single purchase equal to the total dollar value of the Class A or Class D shares then being purchased under such Letter, but there will be no retroactive reduction of the sales charge on any previous purchase.

The value of any shares redeemed or otherwise disposed of by the purchaser prior to termination or completion of the Letter of Intent will be deducted from the total purchases made under such Letter. An exchange from the Summit Cash Reserves Fund (“Summit”), a series of Financial Institutions Series Trust, into the Fund that creates a sales charge will count toward completing a new or existing Letter of Intent from the Fund.

Merrill Lynch BlueprintSM Program.    Class D shares of the Fund are offered to participants in the Merrill Lynch BlueprintSM Program (“Blueprint”). In addition, participants in Blueprint who own Class A shares of the Fund may purchase additional Class A shares of the Fund through Blueprint. Blueprint is directed to small investors, group IRAs and participants in certain affinity groups such as credit unions and trade associations. Investors placing orders to purchase Class A or Class D shares of the Fund through Blueprint will acquire the Class A or Class D shares at net asset value plus a sales charge calculated in accordance with the Blueprint sales charge schedule (i.e., up to $300 at 4.25%, from $300.01 to $5,000 at 3.25% plus $3.00, and $5,000.01 or more at the standard sales charge rates disclosed in the Prospectus). In addition, Class A or Class D shares of the Fund are being offered at net asset value plus a sales charge of .50% of 1% for corporate or group IRA programs placing orders to purchase their Class A or Class D shares through Blueprint. Services, including the exchange privilege, available to Class A or Class D investors through Blueprint, however, may differ from those available to other investors in Class A or Class D shares.

Class A and Class D shares are offered at net asset value to Blueprint participants through the Merrill Lynch Directed IRA Rollover Program (the “IRA Rollover Program”) available from Merrill Lynch Business Financial Services, a business unit of Merrill Lynch. The IRA Rollover Program is available to custodian rollover assets from employer-sponsored retirement and savings plans whose trustee and/or plan sponsor has entered into a Merrill Lynch Directed IRA Rollover Program Service Agreement.

Orders for purchases and redemptions of Class A or Class D shares of the Fund may be grouped for execution purposes which, in some circumstances, may involve the execution of such orders two business days following the day such orders are placed. The minimum initial purchase price is $100, with a $50 minimum for subsequent purchases through Blueprint. There are no minimum initial or subsequent purchase requirements for participants who are part of an automatic investment plan. Additional information concerning purchases through Blueprint, including any annual fees and transaction charges, is available from Merrill Lynch, Pierce, Fenner & Smith Incorporated, The BlueprintSM Program, P.O. Box 30441, New Brunswick, New Jersey 08989-0441.

TMASM Managed Trusts.    Class A shares are offered at net asset value to TMASM Managed Trusts to which Merrill Lynch Trust Company provides discretionary trustee services.

Employer-Sponsored Retirement or Savings Plans and Certain Other Arrangements.    Certain employer-sponsored retirement or savings plans and certain other arrangements may purchase Class A or Class D shares at net asset value, based on the number of employees or number of employees eligible to participate in the plan, the aggregate amount invested by the plan in specified investments and/or the services provided by Merrill Lynch to the plan. Additional information regarding purchases by employer-sponsored retirement or savings plans and certain other arrangements is available toll-free from Merrill Lynch Business Financial Services at 1-800-237-7777.

Purchase Privilege of Certain Persons.    Directors of the Fund, members of the Boards of other MLIM/FAM-advised investment companies, ML & Co. and its subsidiaries (the term “subsidiaries,” when used herein with respect to ML & Co., includes MLIM, FAM and certain other entities directly or indirectly wholly owned and controlled by ML & Co.) and their directors and employees, and any trust, pension, profit-sharing or other benefit plan for such persons, may purchase Class A shares of the Fund at net asset value. The Fund realizes economies of scale and reduction of sales-related expenses by virtue of the familiarity of these persons with the Fund. Employees and directors or trustees wishing to purchase shares of the Fund must satisfy the Fund’s suitability standards.

Class D shares of the Fund are offered at net asset value, without a sales charge, to an investor that has a business relationship with a Financial Advisor who joined Merrill Lynch from another investment firm within six months prior to the date of purchase by such investor, if the following conditions are satisfied: first, the investor must advise Merrill Lynch that it will purchase Class D shares of the Fund with proceeds from a redemption of shares of a mutual fund that was sponsored by the Financial Advisor’s previous firm and was subject to a sales charge either at the time of purchase or on a deferred basis; and, second, the investor must establish that such redemption had been made within 60 days prior to the investment in the Fund and the proceeds from the redemption had been maintained in the interim in cash or a money market fund.

Class D shares of the Fund are also offered at net asset value, without a sales charge, to an investor that has a business relationship with a Merrill Lynch Financial Advisor and that has invested in a mutual fund sponsored by a non-Merrill Lynch company for which Merrill Lynch has served as a selected dealer and where Merrill Lynch has either received or given notice that such arrangement will be terminated (“notice”) if the following conditions are satisfied: first, the investor must purchase Class D shares of the Fund with proceeds from a redemption of shares of such other mutual fund and the shares of such other fund were subject to a sales charge either at the time of purchase or on a deferred basis; and, second, such purchase of Class D shares must be made within 90 days after such notice.

Class D shares of the Fund are offered at net asset value, without a sales charge, to an investor that has a business relationship with a Merrill Lynch Financial Advisor and that has invested in a mutual fund for which Merrill Lynch has not served as a selected dealer if the following conditions are satisfied: first, the investor must advise Merrill Lynch that it will purchase Class D shares of the Fund with proceeds from the redemption of shares of such other mutual fund and that such shares have been outstanding for a period of no less than six months; and, second, such purchase of Class D shares must be made within 60 days after the redemption and the proceeds from the redemption must be maintained in the interim in cash or a money market fund.

Acquisition of Certain Investment Companies.    Class D shares may be offered at net asset value in connection with the acquisition of the assets of or merger or consolidation with a personal holding company or a public or private investment company.

Purchases Through Certain Financial Intermediaries.    Reduced sales charges may be applicable for purchases of Class A or Class D shares of the Fund through certain financial advisers, selected securities dealers and other financial intermediaries that meet and adhere to standards established by the Investment Adviser from time to time.

Deferred Sales Charge Alternatives—Class B and Class C Shares

Class B and Class C shares are sold without an initial sales charge so that the Fund will receive the full amount of the investor’s purchase payment. Merrill Lynch compensates its Financial Advisors for selling Class B and Class C shares at the time of purchase from its own funds. The public offering price of Class B and Class C shares is the next determined net asset value per share. As discussed below, Class B shares of the High Income Portfolio and Core Bond Portfolio are subject to a six-year CDSC and Class B shares of the Intermediate Term Portfolio are subject to a three year CDSC, while Class C shares are subject only to a one-year CDSC. On the other hand, approximately ten years after Class B shares are issued, such Class B shares, together with shares issued upon dividend reinvestment with respect to those shares, are automatically converted into Class D shares of the same Portfolio and thereafter will be subject to lower continuing fees. See “Conversion of Class B Shares to Class D Shares.” Both Class B and Class C shares of each Portfolio are subject to an account maintenance fee of 0.25% of net assets. Class B and Class C shares of the High Income Portfolio and Core Bond Portfolio are subject to distribution fees of 0.50% and 0.55%, respectively, of net assets. Both Class B and Class C shares of the Intermediate Term Portfolio are subject to distribution fees of 0.25% of net assets. The proceeds from the account maintenance fees are used to compensate the Distributor and Merrill Lynch (pursuant to a sub-agreement) for providing continuing account maintenance activities.

Proceeds from the CDSC and the distribution fee are paid to the Distributor and are used in whole or in part by the Distributor to defray the expenses of dealers (including Merrill Lynch) related to providing distribution-related services to the Fund in connection with the sale of the Class B and Class C shares, such as the payment of compensation to Financial Advisors for selling Class B and Class C shares, from its own funds. The combination of the CDSC and the ongoing distribution fee facilitates the ability of the Fund to sell the Class B and Class C shares without a sales charge being deducted at the time of purchase. Approximately ten years after issuance, Class B shares of a Portfolio will convert automatically into Class D shares of that Portfolio, which are subject to an account maintenance fee but no distribution fee; Class B shares of certain other MLIM/FAM-advised funds into which exchanges may be made convert into Class D shares automatically after approximately eight years. If Class B shares of the Fund are exchanged for Class B shares of another MLIM-advised mutual fund, the conversion period applicable to the Class B shares acquired in the exchange will apply, and the holding period for the shares exchanged will be tacked onto the holding period for the shares acquired.

Imposition of the CDSC and the distribution fee on Class B and Class C shares is limited by the NASD asset-based sales charge rule. See “Limitations on the Payment of Deferred Sales Charges”. The proceeds from the ongoing account maintenance fee are used to compensate Merrill Lynch for providing continuing account maintenance activities. Class B shareholders of the Fund exercising the exchange privilege will continue to be subject to the Fund’s CDSC schedule if such schedule is higher than the CDSC schedule relating to the Class B shares acquired as a result of the exchange.

Contingent Deferred Sales Charges—Class B Shares.    Class B shares that are redeemed within six years of purchase for the High Income Portfolio and Core Bond Portfolio, or within three years of purchase for the Intermediate Term Portfolio, may be subject to a CDSC at the rates set forth below charged as a percentage of the dollar amount subject thereto. The charge will be assessed on an amount equal to the lesser of the proceeds of redemption or the cost of the shares being redeemed. Accordingly, no CDSC will be imposed on increases in net asset value above the initial purchase price. In addition, no CDSC will be assessed on shares derived from reinvestment of dividends.

The following table sets forth the rates of the CDSC on Class B shares:

High Income Portfolio and Core Bond Portfolio:

Year Since Purchase Payment Made	CDSC as a Percentage of Dollar Amount Subject to Charge*
0-1	4.0%
1-2	4.0%
2-3	3.0%
3-4	3.0%
4-5	2.0%
5-6	1.0%
6 and thereafter	None

*	For Class B Shares of the Portfolio purchased before December 1, 2002, the four-year CDSC schedule in effect at that time will apply.

To provide an example, assume an investor purchased 100 shares at $10 per share (at a cost of $1,000) and in the third year after purchase, the net asset value per share is $12 and during such time, the investor has acquired 10 additional shares upon dividend reinvestment. If at such time the investor makes his or her first redemption of 50 shares (proceeds of $600), 10 shares will not be subject to a CDSC because they were issued through dividend reinvestment. With respect to the remaining 40 shares, the charge is applied only to the original cost of $10 per share and not to the increase in net asset value of $2 per share. Therefore, $400 of the $600 redemption proceeds will be charged at a rate of 3.0% (the applicable rate in the third year after purchase).

Intermediate Term Portfolio:

Year Since Purchase Payment Made	Contingent Deferred Sales Charge as a Percentage of Dollar Amount Subject to Charge*
0-1	1.00%
1-2	0.50%
2-3	0.25%
3 and Thereafter	None

*	For Class B shares of the Portfolio purchased before December 1, 2002, the one-year CDSC schedule in effect at that time will apply.

For the fiscal year ended September 30, 2002, the Distributor received $1,702,306 in CDSCs with respect to redemptions of Class B shares, amounting to $839,684 and $862,622 for the High Income Portfolio and Core Bond Portfolio, respectively, all of which were paid to Merrill Lynch. For the fiscal year ended September 30, 2001, the Distributor received $1,982,450 in CDSC’s with respect to redemptions of Class B shares amounting to $1,423,913 and $558,537 in the High Income Portfolio and the Core Bond Portfolio, respectively, all of which were paid to Merrill Lynch. For the fiscal year ended September 30, 2000, the Distributor received $6,425,638 in CDSCs with respect to redemptions of Class B shares, amounting to $5,187,490 and $1,238,148 in the High Income Portfolio and the Core Bond Portfolio, respectively, all of which were paid to Merrill Lynch. For the fiscal year ended September 30, 2002, the Distributor received CDSCs of $54,890 for the Intermediate Term Portfolio with respect to redemptions of Class B shares all of which were paid to Merrill Lynch. For the fiscal year ended September 30, 2001, the Distributor received $43,999 in CDSCs with respect to redemptions of Class B shares in the Intermediate Term Portfolio all of which were paid to Merrill Lynch. For the fiscal year ended September 30, 2000, the Distributor received $91,717 in CDSCs with respect to redemptions of Class B shares with respect to the Intermediate Term Portfolio all of which was paid to Merrill Lynch. Additional CDSCs payable to the Distributor may have been waived or converted to a contingent obligation in connection with a shareholder’s participation in certain fee-based programs.

In determining whether a CDSC is applicable to a redemption, the calculation will be determined in the manner that results in the lowest possible applicable rate being charged. Therefore, with respect to the High Income Portfolio and Core Bond Portfolio, it will be assumed that the redemption is first of shares held for over six years or shares acquired pursuant to reinvestment of dividends or distributions and then of shares held longest during the six-year period. It will be assumed, with respect to the Intermediate Term Portfolio, that the redemption is of shares held for over three years or shares acquired pursuant to reinvestment of dividends or distributions and then of shares held longest during the three-year period. The CDSC will not be applied to dollar amounts representing an increase in the net asset value since the time of purchase. A transfer of shares from a shareholder’s account to another account will be assumed to be made in the same order as a redemption.

Class B shareholders of a Portfolio exercising the exchange privilege described under “Shareholder Services Exchange Privilege” will continue to be subject to such Portfolio’s CDSC schedule if such schedule is higher than the CDSC schedule relating to the Class B shares acquired as a result of the exchange.

Any retirement plan that does not meet the qualifications to purchase Class A or Class D shares at net asset value may purchase Class B shares with a waiver of the CDSC upon redemption if the following qualifications are met. The CDSC is waived for any Eligible 401(k) Plan redeeming Class B shares and is also waived for Class B redemptions from a 401(a) plan qualified under the Code, provided that each such plan has the same or an affiliated sponsoring employer as an Eligible 401(k) Plan purchasing Class B shares (“Eligible 401(a) Plan”). Other tax qualified retirement plans within the meaning of Section 401(a) and 403(b) of the Code which are provided specialized services (e.g., plans whose participants may direct on a daily basis their plan allocations among a menu of investments) by independent administration firms contracted through Merrill Lynch may also purchase Class B shares with a waiver of the CDSC. The CDSC is also waived for any Class B shares which are purchased by an Eligible 401(k) Plan or Eligible 401(a) Plan and are rolled over into a Merrill Lynch or Merrill Lynch Trust Company custodied IRA and held in such account at the time of redemption. The Class B CDSC is also waived for shares purchased by a Merrill Lynch rollover IRA that was funded by a rollover from a terminated 401(k) plan managed by the MLIM Private Investors and held in such account at the time of redemption. The minimum initial and subsequent purchase requirements are waived in connection with all the above-referenced retirement plans.

Redemptions for which the waiver applies in the case of such withdrawals are: (a) any partial or complete redemption in connection with a distribution following retirement under a tax-deferred retirement plan or attaining age 59 1/2 in the case of an IRA or other retirement plan, or part of a series of equal periodic payments (not less frequently than annually) made for the life (or life expectancy) or any redemption resulting from the tax-free return of an excess contribution to an IRA; or (b) any partial or complete redemption following the death or disability (as defined in the Internal Revenue Code) of a Class B shareholder (including one who owns the Class B shares as joint tenant with his or her spouse), provided the redemption is requested within one year of the death or initial determination of disability.

Merrill Lynch BlueprintSM Program.    Class B shares are offered to certain participants in Blueprint. Blueprint is directed to small investors, group IRAs and participants in certain affinity groups such as trade associations and credit unions. Class B Shares of the Fund are offered through Blueprint only to members of certain affinity groups. The CDSC is waived in connection with purchase orders placed through Blueprint by members of such affinity groups. Services, including the exchange privilege, available to Class B investors through Blueprint, however, may differ from those available to other Class B investors. Orders for purchases and redemptions of Class B shares of the Fund will be grouped for execution purposes which, in some circumstances, may involve the execution of such orders two business days following the day such orders are placed. The minimum initial purchase price is $100, with a $50 minimum for subsequent purchases through Blueprint. There is no minimum initial or subsequent purchase requirement for investors who are part of a Blueprint automatic investment plan. Additional information concerning these Blueprint programs, including any annual fees or transaction charges, is available from Merrill Lynch, The BlueprintSM Program, P.O. Box 30441, New Brunswick, New Jersey 08989-0441.

Conversion of Class B Shares to Class D Shares.    After approximately ten years (the “Conversion Period”), Class B shares will be converted automatically into Class D shares of the relevant Portfolio. Class D shares are subject to an ongoing account maintenance fee of 0.25% of average daily net assets for the High Income Portfolio and Core Bond Portfolio and 0.10% of net assets for the Intermediate Term Portfolio, but are not subject to the distribution fee that is borne by Class B shares. Automatic conversion of Class B shares into Class D shares will occur at least once each month (on the “Conversion Date”) on the basis of the relative net asset values of the shares of the two classes on the Conversion Date, without the imposition of any sales load, fee or other charge. Conversion of Class B shares to Class D shares will not be deemed a purchase or sale of the shares for federal income tax purposes.

In addition, shares purchased through reinvestment of dividends on Class B shares also will convert automatically to Class D shares. The Conversion Date for dividend reinvestment shares will be calculated taking into account the length of time the shares underlying such dividend reinvestment shares were outstanding. If at a Conversion Date the conversion of Class B shares to Class D shares of a Portfolio in a single account will result in less than $50 worth of Class B shares being left in the account, all of the Class B shares of that Portfolio held in the account on the Conversion Date will be converted to Class D shares of the same Portfolio.

Class B shareholders holding share certificates must deliver such certificates to the Transfer Agent at least one week prior to the Conversion Date applicable to those shares. Shares evidenced by certificates that are not received by the Transfer Agent at least one week prior to the Conversion Date will be converted into Class D shares on the next scheduled Conversion Date after such certificates are delivered.

In general, Class B shares of MLIM-advised equity mutual funds will convert approximately eight years after initial purchase, and Class B shares of MLIM-advised taxable and tax-exempt fixed-income mutual funds will convert approximately ten years after initial purchase. If, during the Conversion Period, a shareholder exchanges Class B shares with an eight-year Conversion Period for Class B shares with a ten-year Conversion Period, or vice versa, the Conversion Period applicable to the Class B shares acquired in the exchange will apply, and the holding period for the shares exchanged will be tacked onto the holding period for the shares acquired.

The Conversion Period is modified for shareholders who purchased Class B shares through certain retirement plans which qualified for a waiver of the CDSC normally imposed on purchases of Class B shares (“Class B Retirement Plans”). When the first share of any MLIM-advised mutual fund purchased by a Class B Retirement Plan has been held for ten years (i.e., ten years from the date the relationship between MLIM-advised mutual funds and the Class B Retirement Plan was established), all Class B shares of all MLIM-advised mutual funds held in that Class B Retirement Plan will be converted into Class D shares of the appropriate funds. Subsequent to such conversion, that Class B Retirement Plan will be sold Class D shares of the appropriate funds at net asset value per share.

In the event that all Class B shares of a Portfolio held in a single account are converted to Class D shares on a Conversion Date, shares representing reinvestment of declared but unpaid dividends on those Class B shares also will be converted to Class D shares; otherwise, only Class B shares purchased through reinvestment of dividends paid will convert to Class D shares on the Conversion Date.

The Conversion Period may also be modified for retirement plan investors who participate in certain fee-based programs.

Contingent Deferred Sales Charges—Class C Shares.    Class C shares that are redeemed within one year of purchase may be subject to a 1.0% CDSC charged as a percentage of the dollar amount subject thereto. In determining whether a Class C CDSC is applicable to a redemption, the calculation will be determined in the manner that results in the lowest possible rate being charged. The charge will be assessed on an amount equal to the lesser of the proceeds of redemption or the cost of the shares being redeemed. Accordingly, no Class C CDSC will be imposed on increases in net asset value above the initial purchase price. In addition, no Class C CDSC will be assessed on shares derived from reinvestment of dividends. It will be assumed that the redemption is first of shares held for over one year or shares acquired pursuant to reinvestment of dividends or distributions and then of shares held longest during the one-year period. The charge will not be applied to dollar amounts representing an increase in the net asset value since the time of purchase. A transfer of shares from a shareholder’s account to another account will be assumed to be made in the same order as a redemption. The Class C CDSC may be waived in connection with the involuntary termination of an account in which Fund shares are held, withdrawals through the Merrill Lynch Systematic Withdrawal Plan, or in connection with the redemption of Class C shares by certain retirement plans.

The following table sets forth the rates of the CDSC on Class C shares of the High Income Portfolio, Core Bond Portfolio and Intermediate Term Portfolios:

Year Since Purchase Payment Made	CDSC as a Percentage of Dollar Amount Subject to Charge
0-1	1.00%
Thereafter	None

For the fiscal year ended September 30, 2002, the Distributor received CDSCs of $55,900 for the High Income Portfolio, $48,419 for the Core Bond Portfolio, and $830 for the Intermediate Term Portfolio with respect to redemptions of Class C shares, all of which were paid to Merrill Lynch. For the fiscal year ended September 30, 2001, the Distributor received CDSCs of $39,649 for the High Income Portfolio, $16,681 for the Core Bond Portfolio and $1,384 for the Intermediate Term Portfolio with respect to redemptions of Class C shares, all of which were paid to Merrill Lynch. For the fiscal year ended September 30, 2000, the Distributor received CDSCs of $14,085 for the High Income Portfolio, $27,697 for the Core Bond Portfolio and $748 for the Intermediate Term Portfolio with respect to redemptions of Class C shares, all of which were paid to Merrill Lynch.

Class R Shares

Core Bond Portfolio and Intermediate Term Portfolio also offer Class R Shares. Class R shares are available only to certain retirement plans. Class R shares are not subject to an initial sales charge or a contingent deferred sales charge but are subject to an ongoing distribution fee of 0.25% and an ongoing account maintenance fee of 0.25%. Distributions fees are used to support the Fund’s marketing and distribution efforts, such as compensating Merrill Lynch Financial Advisors and other financial intermediaries, advertising and promotion. Account maintenance fees are used to compensate securities dealers and other financial intermediaries for account maintenance activities. If Class R shares are held over time, these fees may exceed the maximum sales charge that an investor would have paid as a shareholder of one of the other share classes.

Closed-End Fund Reinvestment Option

Class A shares of the Fund and certain other Select Pricing Funds (“Eligible Class A Shares”) are offered at net asset value to shareholders of certain closed-end funds advised by FAM or MLIM who purchased such closed-end fund shares prior to October 21, 1994 (the date the Merrill Lynch Select PricingSM System commenced operations) and wish to reinvest the net proceeds from a sale of their closed-end fund shares of common stock in Eligible Class A Shares, if the conditions set forth below are satisfied. Alternatively, closed-end fund shareholders who purchased such shares on or after October 21, 1994 and wish to reinvest the net proceeds from a sale of their closed-end fund shares are offered Class A shares (if eligible to buy Class A shares) or Class D shares of the Fund and other Select Pricing Funds (“Eligible Class D Shares”), if the following conditions are met. First, the sale of closed-end fund shares must be made through Merrill Lynch, and the net proceeds therefrom must be immediately reinvested in Eligible Class A or Eligible Class D Shares. Second, the closed-end fund shares must either have been acquired in the initial public offering or be shares representing dividends from shares of common stock acquired in such offering. Third, the closed-end fund shares must have been continuously maintained in a Merrill Lynch securities account. Fourth, there must be a minimum purchase of $250 to be eligible for the investment option.

Shareholders of certain MLIM/FAM-advised continuously offered closed-end funds may reinvest at net asset value the net proceeds from a sale of certain shares of common stock of such funds in shares of the Fund. Upon exercise of this investment option, shareholders of Merrill Lynch Senior Floating Rate Fund, Inc. will receive Class A shares of the Fund and shareholders of Merrill Lynch Senior Floating Rate Fund II, Inc. will receive Class C shares of the Fund.

In order to exercise this investment option, a shareholder of one of the above-referenced continuously offered closed-end funds (an “eligible fund”) must sell his or her shares of common stock of the eligible fund (the “eligible shares”) back to the eligible fund in connection with a tender offer conducted by the eligible fund and reinvest the proceeds immediately in the designated class of shares of the Fund. This investment option is available only with respect to eligible shares as to which no Early Withdrawal Charge or CDSC (each as defined in the eligible fund’s prospectus) is applicable. Purchase orders from eligible fund shareholders wishing to exercise this investment option will be accepted only on the day that the related tender offer terminates and will be effected at the net asset value of the designated class of the Fund on such day. The Class C CDSC may be waived upon redemption of Class C shares purchased by an investor pursuant to this closed-end fund investment option. Such waiver is subject to the requirement that the tendered shares shall have been held by the investor for a minimum of one year and to such other conditions as are set forth in the prospectus for the related closed-end fund.

Distribution Plans

The Fund has adopted separate distribution plans for Class B, Class C, Class D and Class R shares pursuant to Rule 12b-1 under the Investment Company Act (each a “Distribution Plan”) with respect to the account maintenance and/or distribution fees paid by the Fund to the Distributor with respect to such classes. The Class B, Class C and Class R Distribution Plans provide for the payment of account maintenance fees and distribution fees, and the Class D Distribution Plan provides for the payment of account maintenance fees.

The Distribution Plans for Class B, Class C, Class D and Class R shares each provide that the Fund pays the Distributor an account maintenance fee relating to the shares of the relevant class of a Portfolio, accrued daily and paid monthly, at the annual rate of 0.25% of average daily net assets of the relevant class and Portfolio for Class B, Class C, and Class R shares of each applicable Portfolio, and 0.25% for Class D shares of High Income Portfolio and Core Bond Portfolio and 0.10% for Class D shares of the Intermediate Term Portfolio. The account maintenance fee is used to compensate the Distributor, Merrill Lynch, a selected securities dealer or other financial intermediary (pursuant to a sub-agreement) in connection with account maintenance activities.

The Distribution Plans for Class B and Class C shares each provide that the Fund also pays the Distributor a distribution fee relating to the shares of the relevant class, accrued daily and paid monthly, at the annual rate of 0.50% and 0.55%, respectively, of average daily net assets attributable to the relevant class and Portfolio for Class B and Class C shares of the High Income Portfolio and Core Bond Portfolio, and 0.25% of average daily net assets attributable to the relevant class and Portfolio for Class B and Class C shares of the Intermediate Term Portfolio. The Class R shares Distribution Plan provides that the Fund pays the Distributor a distribution fee at the annual rate of 0.25% of the average daily net assets attributable to Class R shares of each Portfolio. These distribution fees are intended to compensate the Distributor and Merrill Lynch (pursuant to a sub-agreement) for providing shareholder and distribution services, and bearing certain distribution-related expenses of the Fund, including payments to financial advisors or other financial intermediaries for selling Class B, Class C or Class R shares of the Portfolio. The Distribution Plans relating to Class B, Class C or Class R shares are designed to permit an investor to purchase Class B, Class C or Class R shares through selected securities dealers and other financial intermediaries without the assessment of an initial sales charge and at the same time permit the dealer to compensate its financial advisors, selected securities dealers or other financial intermediaries in connection with the sale of the Class B, Class C or Class R shares. In this regard, the purpose and function of the ongoing distribution fees and, where applicable, the CDSC are the same as those of the initial sales charge with respect to the Class A and Class D shares of the Fund in that the CDSC and/or ongoing distribution fees provide for the financing of the distribution of the Fund’s Class B, Class C or Class R shares.

The Fund’s Distribution Plans are subject to the provisions of Rule 12b-1 under the Investment Company Act. In their consideration of each Distribution Plan, the Directors must consider all factors they deem relevant, including information as to the benefits of the Distribution Plan to the Fund and each related class of shareholders. Each Distribution Plan further provides that, so long as the Distribution Plan remains in effect, the selection and nomination of non-interested Directors shall be committed to the discretion of the non-interested Directors then in office. In approving each Distribution Plan in accordance with Rule 12b-1, the non-interested Directors concluded that there is reasonable likelihood that each Distribution Plan will benefit the Fund and its related class of shareholders. Each Distribution Plan can be terminated at any time, without penalty, by the vote of a majority of the non-interested Directors or by the vote of the holders of a majority of the outstanding related class of voting securities of the Fund. A Distribution Plan cannot be amended to increase materially the amount to be spent by the Fund without the approval of the related class of shareholders and all material amendments are required to be approved by the vote of Directors, including a majority of the non-interested Directors who have no direct or indirect financial interest in the Distribution Plan, cast in person at a meeting called for that purpose. Rule 12b-1 further requires that the Fund preserve copies of the Distribution Plan and any report made pursuant to such plan for a period of not less than six years from the date of the Distribution Plan of such report, the first two years in an easily accessible place.

Among other things, each Distribution Plan provides that the Distributor shall provide and the Directors shall review quarterly reports of the disbursement of the account maintenance and/or distribution fees paid to the Distributor. Payments under the Distribution Plans are based on a percentage of average daily net assets attributable to the shares regardless of the amount of expenses incurred and, accordingly, distribution-related revenues from the Distribution Plans may be more or less than distribution-related expenses. Information with respect to the distribution-related revenues and expenses is presented to the Directors for their consideration quarterly and in connection with their deliberations as to the continuance of the Class B, Class C and Class R Distribution Plans annually. Distribution-related revenues consist of the account maintenance fees, distribution fees and CDSCs and distribution-related expenses consist of financial adviser compensation, branch office and regional operation center selling and transaction processing expenses, advertising, sales promotion and marketing expense and interest expense.

For the fiscal year ended September 30, 2002, the High Income Portfolio, Core Bond Portfolio and Intermediate Term Portfolio paid the Distributor $8,985,133, $3,701,867 and $641,565, respectively, pursuant to the Class B Distribution Plan (based on average daily net assets subject to such Class B Distribution Plan of approximately $1.2 billion, $493.6 million and $128.3 million, respectively), all of which were paid to Merrill Lynch for providing account maintenance and distribution-related activities and services in connection with Class B shares. For the fiscal year ended September 30, 2002, the High Income Portfolio, the Core Bond Portfolio and the Intermediate Term Portfolio, paid the Distributor $1,415,290, $756,676 and $29,907, respectively, pursuant to the Class C Distribution Plan (based on average daily net assets subject to such Class C Distribution Plan of approximately $176.9 million, $94.6 million and $6.0 million, respectively) all of which were paid to Merrill Lynch for providing account maintenance and distribution-related activities and services in connection with Class C shares. For the fiscal year ended September 30, 2002, the High Income Portfolio, the Core Bond Portfolio and the Intermediate Term Portfolio, paid the Distributor $717,128, $609,421 and $131,603, respectively, pursuant to the Class D Distribution Plan (based on average daily net assets subject to such Class D Distribution Plan of approximately $286.9 million, $243.8 million and $131.6 million, respectively), all of which were paid to Merrill Lynch for providing account maintenance activities in connection with Class D shares.

As of September 30, 2002, direct cash distribution revenues received with respect to the Class B shares of the High Income Portfolio for the period since October 21, 1988 (commencement of operations) exceeded direct cash distribution expenses by $164,045,697 (representing 13.69% of High Income Portfolio’s Class B average net assets at that date). As of September 30, 2002, direct cash distribution revenues received with respect to the  Class B shares of the Core Bond Portfolio for the period since October 21, 1988 (commencement of operations) exceeded direct cash distribution expenses by $36,881,802 (representing 7.47% of Core Bond Portfolio’s Class B average net assets at that date). As of September 30, 2002, direct cash distribution revenues received with respect to the Class B shares of the Intermediate Term Portfolio for the period since November 13, 1992 (commencement of operations) exceeded direct cash distribution expenses by $5,743,583 (representing 4.48% of Intermediate Term Portfolio’s Class B average net assets at that date).

As of September 30, 2002, direct cash distribution revenues received with respect to the Class C shares of the High Income Portfolio for the period since October 21, 1994 (commencement of operations) exceeded direct cash distribution expenses by $14,076,202 (representing 7.96% of High Income Portfolio’s Class C average net assets at that date). As of September 30, 2002, direct cash distribution revenues received with respect to the Class C shares of the Core Bond Portfolio for the period since October 21, 1994 (commencement of operations) exceeded direct cash distribution expenses by $2,703,441 (representing 2.86% of Core Bond Portfolio’s Class C average net assets at that date). As of September 30, 2002, direct cash distribution revenues received with respect to the Class C shares of the Intermediate Term Portfolio for the period since October 21, 1994 (commencement of operations) exceeded direct cash distribution expenses by $154,061 (representing 2.58% of Intermediate Term Portfolio’s Class C average net assets at that date).

Since the inception date for Class R shares was January 1, 2003, no account maintenance fees or distribution fees were paid pursuant to the Class R Distribution Plan for the fiscal year ended September 30, 2002.

Limitations on the Payment of Deferred Sales Charges

The maximum sales charge rule in the NASD Conduct Rules of the NASD imposes a limitation on certain asset-based sales charges, such as the distribution fee on Class B, Class C and Class R shares, and the CDSC borne by the Class B and Class C shares but not the account maintenance fees. The maximum sales charge rule is applied separately by each class of a Portfolio. As applicable to the Fund, the maximum sales charge rule limits the aggregate of distribution fee payments and CDSCs payable by a Portfolio to the sum of (1) 6.25% of eligible gross sales of Class B shares, Class C and Class R shares of that Portfolio, computed separately (defined to exclude shares issued pursuant to dividend reinvestment and exchanges) and (2) interest on the unpaid balance for the respective class and portfolio computed separately at the prime rate plus 1% (the unpaid balance being the maximum amount payable minus amounts received from the payment of the distribution fee and the CDSC). In connection with the Class B shares, the Distributor has voluntarily agreed to waive interest charges on the unpaid balance in excess of 0.50% of eligible gross sales. Consequently, the maximum amount payable to the Distributor (referred to as the “voluntary maximum”) in connection with Class B shares in each Portfolio is 6.75% of eligible gross sales. The Distributor retains the right to stop waiving the interest charge at any time. To the extent payments would exceed the voluntary maximum, the Fund will not make further payments of the distribution fee with respect to Class B shares, and any CDSCs will be paid to the Fund rather than to the Distributor; however, the Fund will continue to make payments of the account maintenance fees. In certain circumstances the amount payable pursuant to the voluntary maximum may exceed the amount payable under the NASD formula. In such circumstances, payment in excess of the amount payable under the NASD formula will not be made.

The following tables set forth comparative information as of September 30, 2002 with respect to the Class B and Class C shares of each Portfolio indicating the maximum allowable payments that can be made under the NASD maximum sales charge rule and the Distributor’s voluntary maximum for the period October 21, 1988 (commencement of Class B operations) to September 30, 2002 for the High Income Portfolio and Core Bond Portfolio, for the period November 13, 1992 (commencement of Class B operations) to September 30, 2002 for the Intermediate Term Portfolio, and for the period October 21, 1994 (commencement of operations) to September 30, 2002 for Class C shares of each Portfolio. Since the inception date for Class R shares was January 1, 2003, information for Class R shares is not included.

	Data Calculated as of September 30, 2002
	High Income Portfolio
	(in thousands)
	Eligible Gross Sales	Allowable Aggregate Sales Charges	Allowable Interest on Unpaid Balance(2)	Maximum Amount Payable	Amounts Previously Paid to Distributor(3)	Aggregate Unpaid Balance	Annual Distribution Fee at Current Net Asset Level(4)
Class B
Under NASD Rule as Adopted	$6,565,577	$406,744	$240,770	$647,514	$204,785	$442,729	$4,632
Under Distributor’s Voluntary Waiver	$6,565,577	$406,744	$36,432	$443,176	$204,785	$238,391	$4,632
Class C
Under NASD Rule as Adopted	$975,408	$60,475	$31,400	$91,875	$15,343	$76,532	$834

	Core Bond Portfolio
	(in thousands)
	Eligible Gross Sales	Allowable Aggregate Sales Charges	Allowable Interest on Unpaid Balance(2)	Maximum Amount Payable	Amounts Previously Paid to Distributor(3)	Aggregate Unpaid Balance	Annual Distribution Fee at Current Net Asset Level(4)
Class B
Under NASD Rule as Adopted	$1,488,350	$92,620	$49,480	$142,100	$45,533	$96,567	$2,426
Under Distributor’s Voluntary Waiver	$1,488,350	$92,620	$7,844	$100,464	$45,533	$54,931	$2,426
Class C
Under NASD Rule as Adopted	$218,649	$13,641	$4,805	$18,446	$3,007	$15,439	$602

	Intermediate Term Portfolio
	(in thousands)
	Eligible Gross Sales	Allowable Aggregate Sales Charges	Allowable Interest on Unpaid Balance(2)	Maximum Amount Payable	Amounts Previously Paid to Distributor(6)	Aggregate Unpaid Balance	Annual Distribution Fee at Current Net Asset Level(4)
Class B
Under NASD Rule as Adopted	$328,865	$20,531	$10,580	$31,111	$5,504	$25,607	$348
Under Distributor’s Voluntary Waiver	$328,865	$20,531	$1,667	$22,198	$5,504	$16,694	$348
Class C
Under NASD Rule as Adopted	$8,877	$553	$220	$773	$111	$662	$28

(1)	Purchase price of all eligible Class B shares sold since October 21, 1988 (commencement of Class B operations) other than shares acquired through dividend reinvestment and the exchange privilege.
(2)	Interest is computed on a monthly average Prime Rate basis based upon the prime rate, as reported in The Wall Street Journal, plus 1.0%, as permitted under the NASD Rule.
(3)	Consists of CDSC payments, distribution fee payment and accruals. Of these distribution fee payments made on Class B shares prior to July 3, 1993 under the Prior Plan at the 0.75% rate, 0.50% of average daily net assets has been treated as a distribution fee and 0.25% of average daily net assets has been deemed to have been a service fee and not subject to the NASD maximum sales charge rule. See “Key Facts—Fees and Expenses” in the Prospectus. This figure may include CDSCs that were deferred when a shareholder redeemed shares prior to the expiration of the applicable CDSC period and invested the proceeds, without the imposition of a sales charge, in Class A shares in conjunction with the shareholder’s participation in the Merrill Lynch Mutual Funds Advisor (“MFA”) program. The CDSC is booked as a contingent obligation that may be payable if the shareholder terminates participation in the MFA program.
(4)	Provided to illustrate the extent to which the current level of distribution fee payments (not including any CDSC payments) is amortizing the unpaid balance. No assurance can be given that payments of the distribution fee will reach either the voluntary maximum or the NASD maximum.
(5)	Purchase price of all eligible Class B shares sold since November 13, 1992 (commencement of Class B operations) other than shares acquired through dividend reinvestment and the exchange privilege.
(6)	Consists of CDSC payments, distribution fee payments and accruals. Of these distribution fee payments made prior to July 6, 1993 on Class B shares under the Prior Plan at the 0.50% rate, 0.25% of average daily net assets has been treated as a distribution fee and 0.25% of average daily net assets has been deemed to have been a service fee and not subject to the NASD maximum sales charge rule.

REDEMPTION OF SHARES

Reference is made to “Your Account—How to Buy, Sell, Transfer and Exchange Shares” in the Prospectus.

The Fund is required to redeem for cash all shares of each Portfolio upon receipt of a written request in proper form. The redemption price is the net asset value per share next determined after the initial receipt of proper notice of redemption in the case of Class A, Class D or Class R shares of a Portfolio, and is the net asset value per share next determined after the initial receipt of proper notice of redemption, less the applicable CDSC, if any, in the case of Class B or Class C shares of the Portfolios. Except for any contingent deferred sales load which may be applicable to Class B or Class C shares of the Portfolios, there will be no charge for redemption if the redemption request is sent directly to the Transfer Agent. Shareholders liquidating their total holdings also will receive upon redemption all dividends declared through the date of redemption. If a shareholder redeems all of the shares in his account, he will receive, in addition to the net asset value of the shares redeemed, a separate check representing all dividends declared but unpaid. If a shareholder redeems a portion of the shares in his account, the dividends declared but unpaid on the shares redeemed will be distributed on the next dividend payment date.

The right to redeem shares or to receive payment with respect to any redemption may only be suspended for any period during which trading on the New York Stock Exchange (the “NYSE”) is restricted as determined by the Commission or such Exchange is closed (other than customary weekend and holiday closings), for any period during which an emergency exists as defined by the Commission as a result of which disposal of portfolio securities or determination of the net asset value of any Portfolio is not reasonably practicable, and for such other periods as the Commission may by order permit for the protection of shareholders of each Portfolio.

The value of shares at the time of redemption may be more or less than the shareholder’s cost, depending on the market value of the securities held by each Portfolio at such time.

The Fund has entered into a joint committed line of credit with other investment companies advised by the Investment Adviser and its affiliates and a syndicate of banks that is intended to provide the Fund with a temporary source of cash to be used to meet redemption requests from Fund shareholders in extraordinary or emergency circumstances.

Redemption

A shareholder wishing to redeem shares held with the Transfer Agent may do so by tendering the shares directly to the Transfer Agent, Financial Data Services, Inc., P.O. Box 45289, Jacksonville, Florida 32232-5289. Redemption requests delivered other than by mail should be delivered to Financial Data Services, Inc., 4800 Deer Lake Drive East, Jacksonville, Florida 32246-6484. Proper notice of redemption in the case of shares deposited with the Transfer Agent may be accomplished by a written letter requesting redemption. Proper notice of redemption in the case of shares for which certificates have been issued may be accomplished by a written letter as noted above accompanied by certificates for the shares to be redeemed. The notice in either event requires the signature(s) of all persons in whose name(s) the shares are registered, signed exactly as their name(s) appears on the Transfer Agent’s register. The signature(s) on the redemption request must be guaranteed by an “eligible guarantor institution” as such is defined in Rule 17Ad-15 under the Securities Exchange Act of 1934 (the “Exchange Act”), the existence and validity of which may be verified by the Transfer Agent through the use of industry publications. In the event a signature guarantee is required, notarized signatures are not sufficient. In general, signature guarantees are waived on redemptions of less than $50,000 as long as the following requirements are met: (i) all requests require the signature(s) of all persons in whose name(s) shares are recorded on the Transfer Agent’s register; (ii) all checks must be mailed to the address of record on the Transfer Agent’s register; and (iii) the address must not have changed within 30 days. Certain rules may apply regarding certain account types such as but not limited to UGMA/UTMA accounts, Joint Tenancies With Rights of Survivorship, contra broker transactions, and institutional accounts. In certain instances, the Transfer Agent may require additional documents such as, but not limited to, trust instruments, death certificates, appointments as executor or administrator, or certificates of corporate authority.

A shareholder may also redeem shares held with the Transfer Agent by telephone request. To request a redemption from your account, call the Transfer Agent at 1-800-MER-FUND. The request must be made by the shareholder of record and be for an amount less than $50,000. Before telephone requests will be honored, signature approval from all shareholders of record on the account must be obtained. The shares being redeemed must have been held for at least 15 days. Telephone redemption requests will not be honored in the following situations: the accountholder is deceased, the proceeds are to be sent to someone other than the shareholder of record, funds are to be wired to the client’s bank account, a systematic withdrawal plan is in effect, the request is by an individual other than the accountholder of record, the account is held by joint tenants who are divorced, the address on the account has changed within the last 30 days or share certificates have been issued on the account.

Since this account feature involves a risk of loss from unauthorized or fraudulent transactions, the Transfer Agent will take certain precautions to protect your account from fraud. Telephone redemption may be refused if the caller is unable to provide: the account number, the name and address registered on the account and the social security number registered on the account. The Fund or the Transfer Agent may temporarily suspend telephone transactions at any time.

For shareholders redeeming directly with the Transfer Agent, payments will generally be mailed within seven days of receipt of proper notice of redemption. At various times the Fund may be requested to redeem shares for which it has not yet received good payment (e.g., cash, Federal funds or certified check drawn on a U.S. bank). The Fund may delay or cause to be delayed the mailing of a redemption check until such time as it has assured itself that good payment (e.g., cash, Federal funds or certified check drawn on a U.S. bank) has been collected for the purchase of such Fund shares, which will not usually exceed 10 days. In the event that a shareholder account held directly with the Transfer Agent contains a fractional share balance, such fractional share balance will be automatically redeemed by the Fund.

Repurchase

The Fund will also repurchase shares of each Portfolio through a selected securities dealer or other financial intermediary. The Fund will normally accept orders to repurchase shares by wire or telephone from dealers for their customers at the net asset value next computed after receipt of the order by the selected securities dealer or other financial intermediary, provided that the request for repurchase is received by the selected securities dealer or other financial intermediary prior to the close of business on the New York Stock Exchange (generally the NYSE closes at 4:00 p.m., Eastern time) and such request is received by the Fund from the selected securities dealer or other financial intermediary not later than 30 minutes after the close of business on the NYSE on the same day. Dealers have the responsibility of submitting such repurchase requests to the Fund not later than 30 minutes after the close of business on the NYSE, in order to obtain that day’s closing price.

The foregoing repurchase arrangements are for the convenience of shareholders and do not involve a charge by the Fund (other than any applicable CDSC). Securities firms that do not have selected dealer agreements with the Distributor, however, may impose a transaction charge on the shareholder for transmitting the notice of repurchase to the Fund. Merrill Lynch, selected securities dealers or other financial intermediaries may charge customers a processing fee (Merrill Lynch currently charges $5.35) to confirm a repurchase of shares. Redemptions made directly through the Transfer Agent on accounts held at the Transfer Agent are not subject to the processing fee. The Fund reserves the right to reject any order for repurchase, which right of rejection might adversely affect shareholders seeking redemption through the repurchase procedure. However, a shareholder whose order for repurchase is rejected by the Fund may redeem Fund shares as set forth above.

For shareholders redeeming through their listed securities dealer, payment for full and fractional shares will be made by the securities dealer within seven days of the proper tender of the certificates, if any, and stock power or letter requesting redemption, in each instance with signatures guaranteed as noted above.

Reinstatement Privilege—Class A and Class D Shares

Shareholders who have redeemed Class A or Class D shares of any Portfolio, including redemption through repurchase by the Fund, have a privilege to reinstate their accounts by purchasing Class A or Class D shares, as the case may be, of such Portfolio at the net asset value of such shares without a sales charge up to the dollar amount redeemed. The reinstatement privilege may be exercised as follows. A notice to exercise this privilege along with a check for the amount to be reinstated must be received by the Transfer Agent within 30 days after the date the request for redemption was accepted by the Transfer Agent or the Distributor. The reinstatement will be made at the net asset value per share next determined after the notice of reinstatement is received and cannot exceed the amount of the redemption proceeds. A redemption resulting in a gain is a taxable event whether or not the reinstatement privilege is exercised. A redemption resulting in a loss will not be a taxable event to the extent the reinstatement privilege is exercised, and an adjustment will be made to the shareholder’s tax basis in shares acquired pursuant to the reinstatement to reflect the disallowed loss.

If a shareholder disposes of shares within 90 days of their acquisition and subsequently reacquires shares of the Fund pursuant to the reinstatement privilege, then the shareholder’s tax basis in those shares disposed of will be reduced to the extent the load charge paid to the Fund upon the shareholder’s initial purchase reduces any load charge such shareholder would have been required to pay on the subsequent acquisition in absence of the reinstatement privilege. Instead, such load charge will be treated as an amount paid for the subsequently acquired shares and will be included in the shareholder’s tax basis for such shares.

PRICING OF SHARES

Determination of Net Asset Value

Reference is made to “Your Account—How Shares are Priced” in the Prospectus.

The net asset value of the shares of all classes of each Portfolio is determined once daily Monday through Friday as of the close of business on the NYSE on each day the NYSE is open for trading based on prices at the time of closing. The NYSE generally closes at 4:00 p.m., Eastern time. Any assets or liabilities initially expressed in terms of non-U.S. dollar currencies are translated into U.S. dollars at the prevailing market rates as quoted by one or more banks or dealers on the day of valuation. The NYSE is not open for business on the following holidays: New Year’s Day, Martin Luther King, Jr. Day, Presidents’ Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day.

The net asset value per share of a Portfolio is computed by dividing the sum of the value of the securities held by such Portfolio plus any cash or other assets minus all liabilities by the total number of shares of such Portfolio outstanding at such time, rounded to the nearest cent. Expenses, including the investment advisory fee payable to the Investment Adviser and any account maintenance and/or distribution fees payable to the Distributor, are accrued daily.

The per share net asset value of Class B, Class C, Class D and Class R shares generally will be lower than the per share net asset value of Class A shares, reflecting the daily expense accruals of the account maintenance, distribution and higher transfer agency fees applicable to Class B and Class C shares, the daily expense accruals of the account maintenance fees applicable to the Class D shares and the daily expense accruals of the account maintenance and distribution fees applicable to Class R shares. The per share net asset value of the Class B, Class C and Class R shares generally will be lower than the per share net asset value of Class D shares, reflecting the daily expense accruals of the distribution fees and higher transfer agency fees applicable to Class B and Class C shares and the daily expense accruals of the distribution fees applicable to Class R shares. Moreover, the per share net asset value of Class B and Class C shares generally will be lower than the per share net asset value of Class R shares due to the daily expense accruals of the distribution fees and higher transfer agency fees applicable to Class B and Class C shares. It is expected, however, that the per share net asset value of the five classes will tend to converge (although not necessarily meet) immediately after the payment of dividends, which will differ by approximately the amount of the expense accrual differentials among the classes.

Portfolio securities that are traded on stock exchanges are valued at the last sale price on the exchange on which such securities are traded as of the close of business on the day the securities are being valued or, lacking any sales, at the last available bid price for long positions, and at the last available ask price for short positions. In cases where securities are traded on more than one exchange, the securities are valued on the exchange designated by or under the authority of the Directors as the primary market. Long positions in securities traded in the over-the-counter (“OTC”) market are valued at the last available bid price or yield equivalent obtained from one or more dealers or pricing services approved by the Directors. Portfolio securities that are traded in both the OTC market and on a stock exchange are valued according to the broadest and most representative market. Short positions in securities traded in the OTC market are valued at the last available ask price. When the Fund writes an option, the amount of the premium received is recorded on the books of the Fund as an asset and an equivalent liability. The amount of the liability is subsequently valued to reflect the current market value of the option written, based upon the last sale price in the case of exchange-traded options or, in the case of options traded in the OTC market, the last asked price. Options purchased by the Fund are valued at their last sale price in the case of exchange-traded options or, in the case of options traded in the OTC market, the last bid price. The value of swaps, including interest rate swaps, caps and floors, will be determined by obtaining dealer quotations. Other investments, including futures contracts and related options, are stated at market value. Obligations with remaining maturities of 60 days or less are valued at amortized cost unless this method no longer produces fair valuations. Repurchase agreements will be valued at cost plus accrued interest. The Fund employs certain pricing services to provide securities prices for the Fund. Securities and assets for which market quotations are not readily available are valued at fair value as determined in good faith by or under the direction of the Board of Directors of the Fund, including valuations furnished by the pricing services retained by the Fund which may use a matrix system for valuations. The procedures of a pricing service and its valuations are reviewed by the officers of the Fund under the general supervision of the Directors.

Generally, trading in non-U.S. securities, as well as U.S. Government securities and money market instruments, is substantially completed each day at various times prior to the close of business on the NYSE. The values of such securities used in computing the net asset value of a Portfolio’s shares are determined as of such times. Foreign currency exchange rates are also generally determined prior to the close of business on the NYSE. Occasionally, events affecting the values of such securities and such exchange rates may occur between the times at which they are determined and the close of business on the NYSE that may not be reflected in the computation of a Portfolio’s net asset value. If events occur during such periods that are expected to materially affect the value of such securities then those securities may be valued at their fair value as determined in good faith by the Board of Directors or by the Investment Adviser using a pricing service and/or procedures approved by the Fund’s Board of Directors.

Computation of Offering Price Per Share

An illustration of the computation of the offering price for Class A, Class B, Class C and Class D shares of the High Income Portfolio, Core Bond and Intermediate Term Portfolios, based on the value of each Portfolio’s net assets and number of shares outstanding as of September 30, 2002, is as set forth below. Since the inception date of Class R shares was January 1, 2003, information for Class R shares is not included.

High Income Portfolio:

	Class A	Class B	Class C	Class D
Net Assets	$377,623,480	$894,051,057	$147,197,829	$274,069,030

Number of Shares Outstanding	93,280,026	220,803,381	36,326,163	67,658,919

Net Asset Value Per Share (net assets divided by number of shares outstanding)	$4.05	$4.05	$4.05	$4.05
Sales Charge* (for Class A and Class D shares: 4.00% of offering price (4.17% of net asset value per share))	.17	**	**	.17

Offering Price	$4.22	$4.05	$4.05	$4.22

*	Rounded to the nearest one-hundredth percent, assumes maximum sales charge is applicable.
**	Class B and Class C shares are not subject to an initial sales charge but may be subject to a CDSC on redemption of shares. See “Purchase of Shares—Deferred Sales Charge Alternatives—Class B and Class C Shares” herein.

Core Bond Portfolio:

	Class A	Class B	Class C	Class D
Net Assets	$645,819,715	$487,745,970	$110,065,164	$286,725,835

Number of Shares Outstanding	56,078,952	42,353,322	9,554,130	24,881,940

Net Asset Value Per Share (net assets divided by number of shares outstanding)	$11.52	$11.52	$11.52	$11.52
Sales Charge* (for Class A and Class D shares: 4.00% of offering price (4.17% of net asset value per share))	.48	**	**	.48

Offering Price	$12.00	$11.52	$11.52	$12.00

*	Rounded to the nearest one-hundredth percent, assumes maximum sales charge is applicable.
**	Class B and Class C shares are not subject to an initial sales charge but may be subject to a CDSC on redemption of shares. See “Purchase of Shares—Deferred Sales Charge Alternatives—Class B and Class C Shares” herein.

Intermediate Term Portfolio:

	Class A	Class B	Class C	Class D
Net Assets	$195,514,503	$141,992,517	$12,535,315	$139,659,347

Number of Shares Outstanding	16,605,347	12,058,733	1,064,421	11,861,048

Net Asset Value Per Share (net assets divided by number of shares outstanding)	$11.77	$11.78	$11.78	$11.77
Sales Charge* (for Class A and Class D shares: 1.00% of offering price (1.01% of net asset value per share))	.12	**	**	.12

Offering Price	$11.89	$11.78	$11.78	$11.89

*	Rounded to the nearest one-hundredth percent, assumes maximum sales charge is applicable.
**	Class B and Class C shares are not subject to an initial sales charge but may be subject to a CDSC on redemption of shares. See “Purchase of Shares—Deferred Sales Charge Alternatives—Class B and Class C Shares” herein.

PORTFOLIO TRANSACTIONS AND BROKERAGE

Subject to policies established by the Board of Directors of the Fund, the Investment Adviser is responsible for the portfolio decisions of each Portfolio and the placing of its portfolio transactions. With respect to such transactions, the Investment Adviser seeks to obtain the best net results for the Portfolio, taking into account such factors as price (including the applicable brokerage commission or dealer spread), size of order, difficulty of execution and operational facilities of the firm involved and the firm’s risk in positioning a block of securities. While the Investment Adviser generally seeks reasonably competitive commission rates, the Portfolio will not necessarily be paying the lowest commission or spread available. No Portfolio has any obligation to deal with any broker or group of brokers in the execution of transactions in portfolio securities and does not use any particular broker or dealer. In executing transactions with brokers and dealers, the Investment Adviser seeks to obtain the best net results for the Fund, taking into account such factors as price (including the applicable brokerage commission or dealer spread), size of order, difficulty of execution and operational facilities of the firm and the firm’s risk in positioning a block of securities. While the Investment Adviser generally seeks reasonably competitive commission rates, the Fund does not necessarily pay the lowest spread or commission available. In addition, consistent with the Conduct Rules of the NASD and policies established by the Board of Directors of the Fund, the Investment Adviser may consider sales of shares of the Fund as a factor in the selection of brokers or dealers to execute portfolio transactions for the Fund; however, whether or not a particular broker or dealer sells shares of the Fund neither qualifies nor disqualifies such broker or dealer to execute transactions for the Fund.

Section 28(e) of the Securities Exchange Act of 1934 (“Section 28(e)”) permits an investment adviser, such as the Investment Adviser, under certain circumstances, to cause an account to pay a broker or dealer a commission for effecting a transaction that exceeds the amount of commission another broker or dealer would have charged for effecting the same transaction in recognition of the value of brokerage and research services provided by that broker or dealer. This includes commissions paid on riskless principal transactions under certain conditions. Brokerage and research services include (1) furnishing advice as to the value of securities, the advisability of investing in, purchasing or selling securities, and the availability of securities or purchasers or sellers of securities; (2) furnishing analyses and reports concerning issuers, industries, securities, economic factors and trends, portfolio strategy, and the performance of accounts; and (3) effecting securities transactions and performing functions incidental to securities transactions (such as clearance, settlement, and custody). The Investment Adviser believes that access to independent investment research is beneficial to its investment decision-making processes and, therefore, to the Fund.

To the extent research services may be a factor in selecting brokers, such services may be in written form or through direct contact with individuals and may include information as to particular companies and securities as well as market, economic, or institutional areas and information which assists in the valuation of investments. Examples of research-oriented services for which the Investment Adviser might use Fund commissions include research reports and other information on the economy, industries, groups of securities, individual companies, statistical information, political developments, technical market action, pricing and appraisal services, credit analysis, risk measurement analysis, performance and other analysis. Except as noted immediately below, research services furnished by brokers may be used in servicing some or all client accounts and not all services may be used in connection with the account that paid commissions to the broker providing such services. In some cases, research information received from brokers by mutual fund management personnel or personnel principally responsible for the Investment Adviser’s individually managed portfolios is not necessarily shared by and between such personnel. Any investment advisory or other fees paid by the Fund to the Investment Adviser are not reduced as a result of the Investment Adviser’s receipt of research services.

In some cases the Investment Adviser may receive a service from a broker that has both a “research” and a “non-research” use. When this occurs, the Investment Adviser makes a good faith allocation, under all the circumstances, between the research and non-research uses of the service. The percentage of the service that is used for research purposes may be paid for with client commissions, while the Investment Adviser will use its own funds to pay for the percentage of the service that is used for non-research purposes. In making this good faith allocation, the Investment Adviser faces a potential conflict of interest, but the Investment Adviser believes that its allocation procedures are reasonably designed to ensure that it appropriately allocates the anticipated use of such services to their research and non-research uses.

The securities in which each Portfolio invests are traded primarily in the over-the-counter market. Where possible, each Portfolio will deal directly with the dealers who make a market in the securities involved unless better prices and execution are available elsewhere. Such dealers usually act as principals for their own account. On occasion, securities may be purchased directly from the issuer. Bonds and money market securities are generally traded on a net basis and do not normally involve either brokerage commissions or transfer taxes. The cost of portfolio securities transactions of each Portfolio will consist primarily of dealer or underwriter spreads.

The Fund anticipates that its brokerage transactions involving securities of issuers domiciled in countries other than the United States generally will be conducted primarily on the principal stock exchanges of such countries. Brokerage commissions and other transaction costs on foreign stock exchange transactions generally are higher than in the United States, although the Fund will endeavor to achieve the best net results in effecting its portfolio transactions. There generally is less government supervision and regulation of foreign stock exchanges and brokers than in the United States. The Fund’s ability and decision to purchase and sell portfolio securities may be affected by foreign laws and regulations relating to the convertability and repatriation of assets.

For the fiscal year ended September 30, 2002, the Fund paid total brokerage commissions of $122,367, of which $90,094 (73.6%) was paid to Merrill Lynch. For the fiscal year ended September 30, 2001, the Fund paid no brokerage commissions. For the fiscal year ended September 30, 2000, the Fund paid total brokerage commissions of $52,079, of which $17,909 was paid to Merrill Lynch.

For the fiscal year ended September 30, 2002, the brokerage commissions paid to Merrill Lynch represented 73.6% of the aggregate brokerage commissions paid and involved 3.7% of the Fund’s dollar amount of transactions involving payment of brokerage commissions during the year.

Because of the affiliation of Merrill Lynch with the Investment Adviser, the Fund is prohibited from engaging in certain transactions involving Merrill Lynch except pursuant to an exemptive order or otherwise in compliance with the provisions of the Investment Company Act and the rules and regulations thereunder. Included among such restricted transactions are (i) purchases from or sales to Merrill Lynch of securities in transactions in which Merrill Lynch acts as principal, and (ii) purchases of securities from underwriting syndicates of which Merrill Lynch is a member.

The Fund has received an exemptive order from the Commission permitting it to lend portfolio securities to Merrill Lynch or its affiliates. Pursuant to that order, the Fund also has retained an affiliated entity of the Investment Adviser as the securities lending agent (the “lending agent”) for a fee, including a fee based on a share of the returns on investment of cash collateral. The lending agent may, on behalf of the Fund, invest cash collateral received by the Fund for such loans, among other things, in a private investment company managed by that entity or in registered money market funds advised by the Investment Adviser or its affiliates. For the fiscal year ended

September 30, 2002, the lending agent received $20,452 in securities lending agent fees from the Fund, of which $18,387 was paid by High Income Portfolio, $869 was paid by Core Bond Portfolio, and $1,196 was paid by Intermediate Term Portfolio, respectively. No fees were paid to the lending agent for year ended September 30, 2001. Pursuant to the same order, each Portfolio may invest its uninvested cash in registered money market funds advised by the Investment Adviser or its affiliates or in a private investment company managed by the lending agent. If a Portfolio acquires shares in either the private investment company or an affiliated money market fund, shareholders would bear both their proportionate share of the Portfolio’s expenses and, indirectly, the expenses of such other entities. However, in accordance with the exemptive order, the investment adviser to the private investment company will not charge any advisory fees with respect to shares purchased by a Portfolio. Such shares also will not be subject to a sales load, redemption fee, distribution fee or service fee, or, in the case of the shares of an affiliated money market fund, the payment of any such sales load, redemption fee, distribution fee or service fee will be offset by the Investment Adviser’s waiver of a portion of its advisory fee.

Securities held by the Fund may also be held by other funds for which FAM or MLIM acts as an adviser or by investment advisory clients of MLIM. If purchases or sales of securities for the Fund or other funds for which FAM or MLIM acts as investment adviser or for their advisory clients arise for consideration at or about the same time, transactions in such securities will be made, insofar as feasible, for the respective funds and clients in a manner deemed equitable to all. To the extent that transactions on behalf of more than one client of the Investment Adviser or MLIM during the same period may increase the demand for securities being purchased or the supply of securities being sold, there may be an adverse effect on price.

Portfolio Turnover

The rate of portfolio turnover is not a limiting factor when Fund management deems it appropriate to purchase or sell securities held by the Portfolios. The Fund expects that the annual turnover rate for each of the Portfolios should not generally exceed 100%; however, during periods when interest rates fluctuate significantly, as they have during the past few years, the portfolio turnover rates for each of the Portfolios may be substantially higher. In any particular year, however, market conditions could result in portfolio activity of a Portfolio at a greater or lesser rate than anticipated. High portfolio turnover involves correspondingly greater transaction costs in the form of commissions and dealer spreads, which are borne directly by the Fund. The calculation of the rate of portfolio turnover does not include the purchase or sale of money market securities. High portfolio turnover can be expected to result in the recognition of capital gains and losses. To the extent the Fund distributes short-term capital gains, such distributions will be taxable as dividends. The Fund’s ability to enter into certain short-term transactions will be limited by the requirement that gains on certain securities held by the Fund for less than three months may not exceed 30% of its annual gross income for federal income tax purposes.

SHAREHOLDER SERVICES

The Fund offers a number of shareholder services described below which are designed to facilitate investment in the shares of the Portfolios. Full details as to each of such services and copies of the various plans described below can be obtained from the Fund, the Distributor, Merrill Lynch, a selected securities dealer or other financial intermediary. Certain of these services are available only to U.S. investors and certain of these services are not available to investors who place purchase orders for the Fund’s shares through the Merrill Lynch BlueprintSM Program.

Investment Account

Each shareholder whose account is maintained at the Transfer Agent has an Investment Account and will receive statements at least quarterly, from the Transfer Agent. These statements will serve as transaction confirmations for automatic investment purchases and the reinvestment of income dividends. These statements will also show any other activity in the account since the previous statement. Shareholders will receive separate transaction confirmations for each purchase or sale transaction other than automatic investment purchases and the reinvestments of income dividends. A shareholder may make additions to his Investment Account at any time by mailing a check directly to the Transfer Agent. Upon the transfer of shares out of a Merrill Lynch brokerage account or an account maintained with a securities dealer or other financial intermediary, an Investment Account in the transferring shareholder’s name will be opened automatically, at the Transfer Agent.

Share certificates are issued only for full shares and only upon the specific request of the shareholder. Issuance of certificates representing all or only part of the full shares in an Investment Account may be requested by a shareholder directly from the Transfer Agent.

Shareholders also may maintain their accounts through Merrill Lynch. Upon the transfer of shares out of a Merrill Lynch brokerage account, an Investment Account in the transferring shareholder’s name will be opened automatically, without charge, at the Transfer Agent. Shareholders considering transferring their Class A shares from Merrill Lynch to another brokerage firm or financial institution should be aware that, if the firm to which the Class A or Class D shares are to be transferred will not take delivery of shares of the Fund, a shareholder either must redeem the Class A or Class D shares (paying any applicable CDSC) so that the cash proceeds can be transferred to the account at the new firm or such shareholder must continue to maintain an Investment Account at the transfer agent for those Class A or Class D shares. Shareholders interested in transferring their Class B or Class C shares from Merrill Lynch and who do not wish to have an Investment Account maintained for such shares at the Transfer Agent may request their new brokerage firm to maintain such shares in an account registered in the name of the brokerage firm for the benefit of the shareholder at the transfer agent. If the new brokerage firm is willing to accommodate the shareholder in this manner, the shareholder must request that he or she be issued certificates for his shares, and then must turn the certificates over to the new firm for re-registration as described in the preceding sentence.

Shareholders considering transferring a tax-deferred retirement account such as an individual retirement account from Merrill Lynch to another brokerage firm or financial institution should be aware that, if the firm to which the retirement account is to be transferred will not take delivery of shares of the Fund, a shareholder must either redeem the shares (paying any applicable CDSC) so that the cash proceeds can be transferred to the account at the new firm, or such shareholder must continue to maintain a retirement account with Merrill Lynch for those shares.

Automatic Investment Plans

A shareholder may make additions to an Investment Account at any time by purchasing Class A shares (if he or she is an eligible Class A investor as described in the Prospectus) or Class B, Class C or Class D shares at the applicable public offering price either through the shareholder’s securities dealer or by mail directly to the Fund’s Transfer Agent, acting as agent for such securities dealer. Voluntary accumulation also can be made through a service known as the Fund’s Automatic Investment Plan. Under the Automatic Investment Plan, the Fund is authorized through pre-authorized checks or automated clearing house debits of $50 or more to charge the regular bank account of the shareholder on a regular basis to provide systematic additions to the Investment Account of such shareholder. For investors who buy shares of the fund through Blueprint, no minimum charge to the investors’ bank accounts is required. An investor whose shares of the Fund are held within a CMA® Account may arrange to have periodic investments made in the Fund in amounts of $100 or more ($1 for retirement accounts) through the CMA® Automatic Investment Program.

Fee-Based Programs

Certain fee-based programs offered by Merrill Lynch and other financial intermediaries, including pricing alternatives for securities transactions (each referred to in this paragraph as a “Program”), may permit the purchase of Class A shares at net asset value. Under specified circumstances, participants in certain Programs may deposit other classes of shares which will be exchanged for Class A shares. Initial or deferred sales charges otherwise due in connection with such exchanges may be waived or modified, as may the Conversion Period applicable to the deposited shares. Termination of participation in a Program may result in the redemption of shares held therein or the automatic exchange thereof to another class at net asset value, which may be shares of a money market fund. In addition, upon termination of participation in a Program, shares that have been held for less than specified periods within such Program may be subject to a fee based upon the current value of such shares. These Programs also generally prohibit such shares from being transferred to another account at Merrill Lynch, to another financial intermediary to another broker-dealer or to the Transfer Agent. Except in limited circumstances (which may also involve an exchange as described above), such shares must be redeemed and another class of shares purchased (which may involve the imposition of initial or deferred sales charges and distribution and account maintenance fees) in order for the investment not to be subject to Program fees. Additional information regarding a specific Program (including charges and limitations on transferability applicable to shares that may be held in such Program) is available in such Program’s client agreement and from the Transfer Agent at 1-800-MER-FUND or  1-800-637-3863.

Automatic Dividend Reinvestment

Unless specific instructions are given as to the method of payment of dividends and capital gains distributions, dividends and distributions will be reinvested automatically in additional shares of the Portfolio in which the shareholder is invested. Such reinvestment will be at the net asset value of shares of Portfolios, without a sales charge, determined as of the close of business on the NYSE on the ex-dividend date of such dividend. Shareholders may elect in writing to receive either their dividends or capital gains distributions, or both, in cash, in which event payment will be mailed or direct deposited on or about the payment date.

Shareholders may, at any time, notify Merrill Lynch in writing if the shareholder’s account is maintained with Merrill Lynch or notify the Transfer Agent in writing or by telephone only if the shareholder account is maintained at the Transfer Agent (1-800-MER-FUND) that they no longer wish to have their dividends and/or distributions reinvested in shares of a Portfolio or vice versa, and commencing ten days after receipt by the Transfer Agent of such notice, those instructions will be effected, except that any dividend or distribution of less than $10 payable to an account maintained directly with the Fund’s Transfer Agent will not be paid in cash but will be reinvested in shares of the Fund. If the shareholder’s account is maintained with the Transfer Agent, he or she may contact the Transfer Agent in writing or by telephone (1-800-MER-FUND). For other accounts, the shareholder should contact his or her Merrill Lynch Financial Advisor, selected securities dealer or other financial intermediary. The Fund is not responsible for any failure of delivery to the shareholder’s address of record and no interest will accrue on amounts represented by uncashed distribution or redemption checks. Cash payments can also be directly deposited to the shareholder’s bank account. No CDSC will be imposed on redemptions of shares issued as a result of the automatic reinvestment of dividends or capital gains distributions.

Systematic Withdrawal Plan

A shareholder of any of the Portfolios may elect to make systematic withdrawals from an Investment Account of Class A, Class B, Class C or Class D shares in the form of payments by check or through automatic payment by direct deposit to such shareholder’s bank account on either a monthly or quarterly basis as provided below. Quarterly withdrawals are available for shareholders who have acquired shares of the Portfolios having a value, based on cost or upon the current net asset value, of $5,000 or more, and monthly withdrawals are available for shareholders with shares having a value of $10,000 or more.

At the time of each withdrawal payment, sufficient shares are redeemed from those on deposit in the shareholder’s account to provide the withdrawal payment specified by the shareholder. The shareholder may specify the dollar amount and class of shares to be redeemed. Redemptions will be made at net asset value as determined once daily by FAM immediately after the declaration of dividends as of the close of business on the NYSE (generally 4:00 p.m., Eastern time) on the 24th day of each month or the 24th day of the last month of each quarter, whichever is applicable. If the NYSE is not open for business on that day, the shares will be redeemed at the net asset value determined as of the close of business on the following business day. The check for the withdrawal payment will be mailed or the direct deposit for withdrawal payment will be made on the next business day following redemption. When a shareholder is making systematic withdrawals, dividends on all shares in the Investment Account are reinvested automatically in shares of the applicable Portfolio. A shareholder’s systematic withdrawal plan may be terminated at any time, without charge or penalty, by the shareholder, the Fund, the Transfer Agent or the Distributor.

Withdrawal payments should not be considered as dividends, yields or income. Each withdrawal is a taxable event. If periodic withdrawals continuously exceed reinvested dividends, the shareholder’s original investment may be correspondingly reduced. Purchases of additional shares concurrent with withdrawals are ordinarily disadvantageous to the shareholder because of sales charges and tax liabilities. The Fund will not knowingly accept purchase orders for shares of the Fund from investors who maintain a systematic withdrawal plan unless such purchase is equal to at least one year’s scheduled withdrawals or $1,200, whichever is greater. Periodic investments may not be made into an Investment Account from which the shareholder has elected to make systematic withdrawals.

Alternatively, a shareholder whose shares are held within a CMA® or Retirement Account may elect to have shares redeemed on a monthly, bimonthly, quarterly, semiannual or annual basis through the CMA® Systematic Redemption Program or the redemption program of the Retirement Account. The minimum fixed dollar amount redeemable is $50. The proceeds of systematic redemptions will be posted to the shareholder’s account five business days after the date the shares are redeemed. All redemptions are made at net asset value. A shareholder may elect to have his or her shares redeemed on the first, second, third or fourth Monday of each month, in the case of monthly redemptions, or of every other month, in the case of bimonthly redemptions. For quarterly, semiannual or annual redemptions, the shareholder may select the month in which the shares are to be redeemed and may designate whether the redemption is to be made on the first, second or fourth Monday of the month. If the Monday selected is not a business day, the redemption will be processed at net asset value on the next business day. The CMA® Systematic Redemption Program is not available if shares are being purchased within the account pursuant to the Automatic Investment Program. For more information on the CMA® Systematic Redemption Program, eligible shareholders should contact their Merrill Lynch Financial Advisor.

With respect to redemptions of Class B and Class C shares pursuant to a systematic withdrawal plan, the maximum number of Class B or Class C shares that can be redeemed from an account annually shall not exceed 10% of the value of shares of such class in that account at the time the election to join the systematic withdrawal plan was made. Clients affected by a conversion from Class B shares to Class D shares, must re-elect the systematic withdrawal plan. Any CDSC that otherwise might be due on such redemption of Class B or Class C shares will be waived. Shares redeemed pursuant to a systematic withdrawal plan will be redeemed in the same order as Class B or Class C shares are otherwise redeemed.

Retirement and Education Savings Plans

Self-directed individual retirement accounts and other retirement and education savings plans are available from Merrill Lynch. Under these plans, investments may be made in the Fund and certain of the other mutual funds sponsored by Merrill Lynch as well as in other securities. Merrill Lynch may charge an initial establishment fee and an annual custodial fee for each account. There may be fees associated with investing through these plans. Information with respect to these plans is available upon request from Merrill Lynch.

Dividends received in each of the plans referred to above are exempt from Federal taxation until distributed from the plans and in the case of Roth IRA plans and education savings plans may be exempt from taxation when distributed as well. Investors considering participation in any retirement or education savings plan should review specific tax laws relating thereto and should consult their attorneys or tax advisers with respect to the establishment and maintenance of any such plan.

Exchange Privilege

U.S. shareholders of Class A, Class B, Class C and Class D shares of each Portfolio of the Fund have an exchange privilege with other Portfolios of the Fund and with certain other Select Pricing Funds and Summit, which is a Merrill Lynch sponsored money market fund specifically designated as available for exchange by holders of Class A, Class B, Class C and Class D shares of Select Pricing Funds. Shares with a net asset value of at least $100 are required to qualify for the exchange privilege and any shares utilized in an exchange must have been held by the shareholder for at least 15 days. Before effecting an exchange, shareholders should obtain a currently effective prospectus of the fund into which the exchange is to be made. Exercise of the exchange privilege is treated as a sale of the exchanged shares and a purchase of the acquired shares for Federal income tax purposes. There is currently no limitation on the number of times a shareholder may exercise the exchange privilege. The exchange privilege may be modified or terminated in accordance with the rules of the Commission.

Under the Merrill Lynch Select PricingSM System, Class A shareholders may exchange Class A shares of a Portfolio for Class A shares of another Portfolio or a second MLIM/FAM-advised fund if the shareholder holds any Class A shares of the other Portfolio or second fund in his account in which the exchange is made at the time of the exchange or is otherwise eligible to purchase Class A shares of the second fund. If the Class A shareholder wants to exchange Class A shares for shares of the other Portfolio or a second MLIM/FAM-advised fund, and the shareholder does not hold Class A shares of the other Portfolio or second fund in his account at the time of the exchange and is not otherwise eligible to acquire Class A shares of the other Portfolio or second fund, the shareholder will receive Class D shares of the other Portfolio or the second fund as a result of the exchange. Class D shares also may be exchanged for Class A shares of another Portfolio or a second MLIM/FAM-advised fund at any time as long as, at the time of the exchange, the shareholder holds Class A shares of the second fund in the account in which the exchange is made or is otherwise eligible to purchase Class A shares of the other Portfolio or second fund. Class B, Class C and Class D of a Portfolio shares will be exchangeable with shares of the same class of other MLIM/FAM-advised funds. For purposes of computing the CDSC that may be payable upon a disposition of the shares acquired in the exchange, the holding period for the previously owned shares of the Portfolio is “tacked” to the holding period of the newly acquired shares of the other Portfolio or other Fund as more fully described below. Shares with a net asset value of at least $100 are required to qualify for the exchange privilege, and any shares utilized in an exchange must have been held by the shareholder for at least 15 days. It is contemplated that the exchange privilege may be applicable to other new mutual funds whose shares may be distributed by the Distributor.

Exchanges of Class A or Class D shares outstanding (“outstanding Class A or Class D shares”) for Class A or Class D shares of another MLIM/FAM-advised fund (“new Class A or Class D shares”) are transacted on the basis of relative net asset value per Class A or Class D share, respectively, plus an amount equal to the difference, if any, between the sales charge previously paid on the outstanding Class A or Class D shares and the sales charge payable at the time of the exchange on the new Class A or Class D shares. With respect to outstanding Class A or Class D shares as to which previous exchanges have taken place, the “sales charge previously paid” shall include the aggregate of the sales charge paid with respect to such Class A or Class D shares in the initial purchase and any subsequent exchange. Class A or Class D shares issued pursuant to dividend reinvestment are sold on a no-load basis in each of the funds offering Class A or Class D shares. For purposes of the exchange privilege, Class A and Class D shares acquired through dividend reinvestment shall be deemed to have been sold with a sales charge equal to the sales charge previously paid on the Class A or Class D shares on which the dividend was paid. In addition, each of the funds with Class B and Class C shares outstanding (“outstanding Class B or Class C shares”) offers to exchange its Class B or Class C shares for Class B or Class C shares, respectively, (“new Class B or Class C shares”) of another MLIM/FAM-advised fund on the basis of relative net asset value per Class B or Class C share, without the payment of any CDSC that might otherwise be due on redemption of the outstanding shares. Class B shareholders of the fund exercising the exchange privilege will continue to be subject to the fund’s CDSC schedule if such schedule is higher than the CDSC relating to the new Class B shares acquired through use of the exchange privilege. In addition, Class B shares of the fund acquired through use of the exchange privilege will be subject to the higher of the fund’s CDSC schedule or the CDSC relating to the Class B shares of the fund from which the exchange has been made. For purposes of computing the sales load that may be payable on a disposition of the new Class B or Class C shares, the holding period for the outstanding Class B or Class C shares is “tacked” to the holding period of the new Class B or Class C shares. For example, an investor may exchange Class B shares of the High Income Portfolio of the Fund (“High Income Portfolio”) for those of Merrill Lynch Special Value Fund, Inc. (“Special Value Fund”) after having held the High Income Portfolio’s Class B shares for two and a half years. The 3.0% sales load that generally would apply to a redemption would not apply to the exchange. Two years later the investor may decide to redeem the Class B shares of Special Value Fund and receive cash. There will be no CDSC due on this redemption, since by “tacking” the two and a half year holding period of High Income Portfolio Class B shares to the four year holding period for the special Value Fund Class B shares, the investor will be deemed to have held the new Class B shares for more than six years.

Exchanges of Class B and Class C Shares. Certain Select Pricing Funds with Class B or Class C shares outstanding (“outstanding Class B or Class C shares”) offer to exchange their Class B or Class C shares for Class B or Class C shares, respectively, of certain other Select Pricing Funds or for Class B shares of Summit (“new Class B or Class C shares”) on the basis of relative net asset value per Class B or Class C share, without the payment of any CDSC that might otherwise be due on the redemption of the outstanding shares. Class B shareholders of a Fund exercising the exchange privilege will continue to be subject to that Fund’s CDSC schedule if such schedule is higher than the CDSC schedule relating to the new Class B shares acquired through use of the exchange privilege. In addition, Class B shares of the Fund acquired through use of the exchange privilege will be subject to the Fund’s CDSC schedule if such schedule is higher than the CDSC schedule relating to the Class B shares of the fund from which the exchange has been made. For purposes of computing the CDSC that may be payable on a disposition of the new Class B or Class C shares, the holding period for the outstanding Class B or Class C shares is “tacked” to the holding period of the new Class B or Class C shares. The length of the CDSC period of certain MLIM/FAM-advised equity funds (“equity funds”) was extended from four years to six years on June 1, 2001. A shareholder who purchased the Fund’s Class B shares on or after June 1, 2001, and who wishes to exchange those shares for Class B shares of an equity fund will be subject to the equity fund’s six-year CDSC schedule. For example, an investor may exchange Class B shares of the Fund purchased on or after June 1, 2001 for those of Merrill Lynch Small Cap Value Fund, Inc. (“Small Cap Value Fund”) after having held the Fund’s Class B shares for two and a half years. The 3.0% CDSC that generally would apply to a redemption would not apply to the exchange. Four years later the investor may decide to redeem the Class B shares of Small Cap Value Fund and receive cash. There will be no CDSC due on this redemption, since by “tacking” the two and a half year holding period of the Fund Class B shares to the four-year holding period for the Small Cap Value Fund Class B shares, the investor will be deemed to have held the Small Cap Value Fund Class B shares for more than six years. A Fund shareholder who purchased Class B shares prior to June 1, 2001 who wishes to exchange those shares for Class B shares of an equity fund will continue to be subject to the four-year CDSC schedule in effect prior to June 1, 2001 and will have his or her holding period “tacked” to the holding period for the new Class B shares. A shareholder who purchased the Fund’s Class B shares prior to December 1, 2002 who wishes to exchange those shares for Class B shares of another fixed income fund will continue to be subject to the four-year CDSC schedule in affect prior to December 1, 2002 and will have his or her holding period “tacked” to the holding period for the new Class B shares. More information on exchanges of Class B and Class C shares can be obtained by calling 1-800-MER-FUND or by writing the Trust at the above address.

Exchanges for Shares of a Money Market Fund.    Class A and Class D shares are exchangeable for Class A shares of Select Pricing Funds and Summit, and Class B and Class C shares are exchangeable for Class B shares of Summit. Class A shares of Summit have an exchange privilege back into Class A or Class D shares of Select Pricing Funds; Class B shares of Summit have an exchange privilege back into Class B or Class C shares of Select Pricing Funds and, in the event of such an exchange, the period of time that Class B shares of Summit are held will count toward satisfaction of the holding period requirement for purposes of reducing any CDSC and toward satisfaction of any conversion period with respect to Class B shares. Class B shares of Summit will be subject to a distribution fee at an annual rate of 0.75% of average daily net assets of such Class B shares. This exchange privilege does not apply with respect to certain Merrill Lynch fee-based programs for which alternative exchange arrangements may exist. Please contact your Merrill Lynch Financial Advisor for further information.

Prior to October 12, 1998, exchanges from the Fund and other Select Pricing Funds into a money market fund were directed to certain Merrill Lynch-sponsored money market funds other than Summit. Shareholders who exchanged Select Pricing Fund shares for shares of such other money market funds and subsequently wish to exchange those money market fund shares for shares of the Fund will be subject to the CDSC schedule applicable to such Fund shares, if any. The holding period for the money market fund shares will not count toward satisfaction of the holding period requirement for reduction of the CDSC imposed on such shares, if any, and, with respect to Class B shares, toward satisfaction of the Conversion Period. However, the holding period for Class B or Class C shares of a Fund received in exchange for such money market fund shares will be aggregated with the holding period for the fund shares originally exchanged for such money market fund shares for purposes of reducing the CDSC or satisfying the Conversion Period.

Exchanges by Participants in the MFA Program.    The exchange privilege is modified with respect to certain retirement plans which participate in the MFA Program. Such retirement plans may exchange Class B, Class C or Class D shares that have been held for at least one year for Class A shares of the same fund on the basis of relative net asset values in connection with the commencement of participation in the MFA Program, i.e., no CDSC will apply. The one-year holding period does not apply to shares acquired through reinvestment of dividends. Upon termination of participation in the MFA Program, Class A shares will be re-exchanged for the class of shares originally held. For purposes of computing any CDSC that may be payable upon redemption of Class B or Class C shares so reacquired, or the Conversion Period for Class B shares so reacquired, the holding period for the Class A shares will be “tacked” to the holding period for the Class B or Class C shares originally held. The Fund’s exchange privilege is also modified with respect to purchases of Class A and Class D shares by non-retirement plan investors under the MFA Program. First, the initial allocation of assets is made under the MFA Program. Then, any subsequent exchange under the MFA Program of Class A or Class D shares of a Select Pricing Fund for Class A or Class D shares of the Fund will be made solely on the basis of the relative net asset values of the shares being exchanged. Therefore, there will not be a charge for any difference between the sales charge previously paid on the shares of the other Select Pricing Fund and the sales charge payable on the shares of the Fund being acquired in the exchange under the MFA Program.

Exercise of the Exchange Privilege.    To exercise the exchange privilege, shareholders should contact their Merrill Lynch Financial Advisor who will advise the Fund of the exchange. Before effecting an exchange, shareholders should obtain a currently effective prospectus of the fund into which the exchange is to be made. Shareholders of the Fund, and shareholders of the other funds described above with shares for which certificates have not been issued, may exercise the Exchange Privilege by wire through their securities dealers or other financial intermediaries. The Fund reserves the right to require a properly completed exchange application. This exchange privilege may be modified or terminated in accordance with the rules of the Commission.

Telephone exchange requests are also available in accounts held with the Transfer Agent for amounts up to $50,000. To request an exchange from your account, call the Transfer Agent at 1-800-MER-FUND. The request must be from the shareholder of record. Before telephone requests will be honored, signature approval from all shareholders of record must be obtained. The shares being exchanged must have been held for at least 15 days. Telephone requests for an exchange will not be honored in the following situations: the account holder is deceased, the request is by an individual other than the account holder of record, the account is held by joint tenants who are divorced or the address on the account has changed within the last 30 days. Telephone exchanges may be refused if the caller is unable to provide: the account number, the name and address registered on the account and the social security number registered on the account. The Fund or the Transfer Agent may temporarily suspend telephone transactions at any time.

The Exchange Privilege may be modified or terminated at any time on 60 days’ notice. The Fund reserves the right to limit the number of times an investor may exercise the exchange privilege. The exchange privilege is available only to U.S. shareholders in states where the exchange legally may be made.

DIVIDENDS AND TAXES

Dividends

The Fund intends to distribute substantially all of the net investment income of each Portfolio, monthly, if any. The net investment income of each Portfolio is declared as dividends daily immediately prior to the determination of the net asset value of each Portfolio on that day and is reinvested monthly in additional full and fractional shares of each Portfolio at net asset value unless the shareholder elects to receive such dividends in cash. The net investment income of each Portfolio for dividend purposes consists of interest and dividends earned on portfolio securities, less expenses, in each case computed since the most recent determination of net asset value. Expenses of each Portfolio, including the advisory fee and any account maintenance and/or distribution fees (if applicable), are accrued daily. Shares will accrue dividends as long as they are issued and outstanding. From time to time, the Fund may declare a special dividend at or about the end of the calendar year in order to comply with Federal tax requirements that certain percentages of its ordinary income and capital gains be distributed during the year. If in any fiscal year, the Fund has net income from certain foreign currency transactions, such income will be distributed at least annually.

For information concerning the manner in which dividends may be reinvested automatically in shares of the Fund, see “Shareholder Services—Automatic Dividend Reinvestment Plan.” A shareholder may also elect in writing to receive any such dividends in cash. Dividends are taxable to shareholders, as discussed below, whether they are reinvested in shares of the Fund or received in cash. The per share dividends on Class B, Class C, Class D and Class R shares will be lower than the per share dividends on Class A shares as a result of the account maintenance, distribution and higher transfer agency fees applicable to Class B and Class C shares, the account maintenance fees applicable to Class D shares, and the account maintenance and distribution fees applicable to Class R shares. Similarly, the per share dividends on Class B, Class C and Class R shares will be lower than the per share dividends on Class D shares as a result of the distribution fees and higher transfer agency fees applicable to Class B and Class C shares and the distribution fees applicable to Class R shares, and the per share dividends on Class B and Class C shares will be lower than the per share dividends on Class R shares as a result of distribution fees and higher transfer agency fees applicable to Class B and Class C shares. See “Pricing of Shares—Determination of Net Asset Value.”

Taxes

The Fund intends to continue to qualify for the special tax treatment afforded regulated investment companies (“RICs”) under the Internal Revenue Code of 1986, as amended (the “Code”). As long as it so qualifies, the Fund (but not its shareholders) will not be subject to Federal income tax on the part of its net ordinary income and net realized capital gains that it distributes to Class A, Class B, Class C, Class D and Class R shareholders (together, the “shareholders”). The Fund intends to distribute substantially all of such income. If in any taxable year a Portfolio does not qualify as a regulated investment company, all of its taxable income will be taxed to the Portfolio at corporate rates. Under the Code, each Portfolio of the Fund is treated as a separate corporation for federal income tax purposes and, thus, each Portfolio will be required to satisfy the qualification requirements under the Code for regulated investment company treatment.

The Code requires a RIC to pay a non-deductible 4% excise tax to the extent the RIC does not distribute during each calendar year, 98% of its ordinary income, determined on a calendar year basis, and 98% of its capital gains, determined, in general, on an October 31 year end, plus certain undistributed amounts from previous years. While the Fund intends to distribute its income and capital gains in the manner necessary to minimize imposition of the 4% excise tax, there can be no assurance that sufficient amounts of the Fund’s taxable income and capital gains will be distributed to avoid entirely the imposition of the tax. In such event, the Fund will be liable for the tax only on the amount by which it does not meet the foregoing distribution requirements.

The Fund contemplates declaring as dividends substantially all of its net investment income. Dividends paid by the Fund from a Portfolio’s investment income and net realized short term capital gains are taxable to shareholders as ordinary income. Dividends will be taxable to shareholders as ordinary income or capital gains, whether received in cash or reinvested in additional shares of the Fund. The Transfer Agent will send each shareholder a monthly dividend statement which will include the amount of dividends paid and identify whether such dividends represent ordinary income or capital gains. Dividends paid by the Fund from its ordinary income or from an excess of net short term capital gains over net long term capital losses (together referred to hereafter as “ordinary income dividends”) are taxable to shareholders as ordinary income. Distributions made from an excess of net long term capital gains over net short term capital losses (“capital gain dividends”) are taxable to shareholders as long term capital gains, regardless of the length of time the shareholder has owned Fund shares. Any loss upon the sale or exchange of Fund shares held for six months or less, however, will be treated as long term capital loss to the extent of any capital gain dividends received by the shareholder. Distributions in excess of the Fund’s earnings and profits will first reduce the adjusted tax basis of a holder’s shares and, after such adjusted tax basis is reduced to zero, will constitute capital gains to such holder (assuming the shares are held as a capital asset). Although the Fund may invest in certain municipal securities, it is not anticipated that any portion of the dividends paid by the Fund will qualify for tax-exempt treatment to shareholders.

Upon sales or exchange or shares of a Portfolio, a shareholder will realize short- or long-term capital gain or loss, depending upon the shareholder’s holding period in the Portfolio shares. However, if a shareholder’s holding period in his shares is six months or less, any capital loss realized from a sale or exchange of such shares must be treated as long-term capital loss to the extent of capital gains dividends received with respect to such shares. Currently, the maximum tax rates applicable to net capital gains recognized by individuals and other non-corporate taxpayers are (i) the same as ordinary income rates for capital assets held for one year or less, and (ii) 20% for capital assets held for more than one year. Shareholders should consult their tax advisers regarding the availability and effect of a certain tax election to mark-to-market shares of a Portfolio held on January 1, 2001. Capital gains or losses recognized by corporate shareholders are subject to tax at the ordinary income tax rates applicable to corporations. The new tax rates for capital gains described above apply to distributions of capital gain dividends by regulated investment companies (“RICs”) such as the Fund as well as to sales and exchanges of shares in RICs such as the Fund.

A Portfolio may recognize interest attributable to it from holding zero coupon securities. Current federal law requires that, for most zero coupon securities, the Portfolio must accrue a portion of the discount at which the security was purchased as income each year even though the Portfolio receives no interest payment in cash on the security during the year. In addition, the Fund may invest in pay-in-kind securities on which payments of interest consist of securities rather than cash. As an investment company, each Portfolio must pay out substantially all of its net investment income each year. Accordingly, a Portfolio may be required to pay out as an income distribution each year an amount which is greater than the total amount of cash interest the Fund actually received. Such distributions will be made from the cash assets of the Fund or by sales of portfolio securities, if necessary. The Fund may realize a gain or loss from such sales.

Ordinary income dividends paid to shareholders who are nonresident aliens or foreign entities will be subject to a 30% United States withholding tax under existing provisions of the Code applicable to foreign individuals and entities unless a reduced rate of withholding or a withholding exemption is provided under applicable treaty law. Nonresident shareholders are urged to consult their own tax advisors concerning the applicability of the United States withholding tax.

Some shareholders may be subject to a 31% withholding tax on reportable dividends, capital gains distributions and redemption payments (“backup withholding”). Generally, shareholders subject to backup withholding will be those for whom a certified taxpayer identification number is not on file with the Fund or who, to the Fund’s knowledge, have furnished an incorrect number. When establishing an account, an investor must certify under penalties of perjury that such number is correct and that he is not otherwise subject to backup withholding.

Dividends and interest received by the Fund may give rise to withholding and other taxes imposed by foreign countries. Tax conventions between certain countries and the United States may reduce or eliminate such taxes. Dividends to shareholders who are nonresident aliens, trusts, estates, partnerships or corporations may be subject to a 30% United States withholding tax unless a reduced rate of withholding is provided under an applicable treaty. Shareholders who are nonresident aliens or foreign entities are urged to consult their own tax advisers concerning the applicability of the United States withholding tax.

No gain or loss will be recognized by Class B shareholders on the conversion of their Class B shares into Class D shares. A shareholder’s basis in the Class D shares acquired will be the same as such shareholder’s basis in the Class B shares converted, and the holding period of the acquired Class D shares will include the holding period of the converted Class B shares.

If a shareholder exercises an exchange privilege within 90 days of acquiring the shares, then the loss the shareholder can recognize on the exchange will be reduced (or the gain increased) to the extent any sales charge paid to the Fund on the exchanged shares reduces any sales charge the shareholder would have owed upon the purchase of the new shares in the absence of the exchange privilege. Instead, such load charge will be treated as an amount paid for the new shares.

Under another provision of the Code, any dividend declared by the Fund to shareholders of record in October, November, or December of any year and made payable to shareholders of record in such a month will be deemed to have been received on December 31 of such year if actually paid during the following January.

Ordinary income and capital gains dividends may also be subject to state and local taxes.

A loss realized on a sale or exchange of shares of the Fund will be disallowed if other Fund shares are acquired (whether through the automatic reinvestment of dividends or otherwise) within a 61-day period beginning 30 days before and ending 30 days after the date that the shares are disposed of. In such case, the basis of the shares acquired will be adjusted to reflect the disallowed loss.

The Code imposes a 4% nondeductible excise tax on a regulated investment company, such as the Fund, if it does not distribute to its shareholders during the calendar year an amount equal to 98% of the Fund’s investment company income, with certain adjustments, for such calendar year, plus 98% of the Fund’s capital gain net income for the one-year period ending on October 31, of such calendar year. In addition, an amount equal to any undistributed investment company taxable income or capital gain net income from the previous calendar year must also be distributed to avoid the excise tax. While the Fund intends to distribute its income and capital gains in the manner necessary to avoid imposition of the 4% excise tax, there can be no assurance that sufficient amounts of the Fund’s taxable income and capital gains will be distributed to avoid entirely the imposition of the tax. The excise tax is imposed on the amount by which the regulated investment company does not meet the foregoing distribution requirements.

Only dividends paid by the Fund which are attributable to dividends received by the Fund will qualify for the 70% dividends-received deduction for corporations. In addition, corporate shareholders must have held their shares in the Fund for more than 45 days to qualify for the deduction on dividends paid by the Fund. Because most of the income of each Portfolio will be interest income, rather than dividends on common or preferred stock, it is unlikely that any substantial proportion of its distributions will be eligible for the dividends-received deduction available for corporations under the Code.

At September 30, 2002, the Fund had a capital loss carryforward of approximately $71,958,304 in the Core Bond Portfolio of which $8,081,540 expires in 2003, $2,604,196 expires in 2005, $305,137 expires in 2007, $28,409,262 expires in 2008, and $32,558,169 expires in 2009 and approximately $16,564,635 in the Intermediate Term Portfolio of which $518,233 expires in 2003, $275,942 expires in 2005 and $7,450,661 expires in 2008 and $8,319,799 expires in 2009, and approximately $710,521,470 in the High Income Portfolio of which $74,968,568 expires in 2007, $60,400,417 expires in 2008 and $387,766,347 expires in 2009 and $187,386,138 expires in 2010. These amounts will be available to offset like amounts of any future taxable gains.

Dividends to shareholders who are nonresident aliens, trusts, estates, partnerships or corporations may be subject to a 30% U.S. withholding tax unless a reduced rate of withholding is provided under an applicable tax  treaty. Shareholders who are nonresident aliens or foreign entities are urged to consult their own tax advisers concerning the applicability of the U.S. withholding tax.

The foregoing is a general and abbreviated summary of the applicable provisions of the Code and Treasury Regulations presently in effect. For the complete provisions, reference should be made to the pertinent sections of the Code and the Treasury Regulations promulgated thereunder. The Code and Regulations are subject to change by legislative or administrative action. Investors are urged to consult their attorneys or tax advisers regarding specific questions as to federal, foreign, state or local taxes.

Tax Treatment of Options Transactions

Each Portfolio of the Fund may purchase and sell interest rate futures contracts and may write and purchase call and put options on such futures contracts and on certain debt securities. The Portfolios may write or purchase options which will be classified as “non-equity options” under the Code. Generally, gain and loss resulting from transactions in options on debt securities, as well as gain and loss from transactions in futures contracts and options thereon, will be treated as long term capital gain or loss to the extent of 60% thereof and short term capital gain or loss to the extent of 40% thereof (hereinafter “blended gain or loss”). In the case of the exercise or assignment of an option on a debt security, the premium paid or received by the Fund generally will adjust the gain or loss on disposition of the underlying security.

Any option or futures contract held by a Portfolio on the last day of a fiscal year will be treated as sold for market value on that date, and gain or loss recognized as a result of such deemed sale will be blended gain or loss. The capital gains and losses of each Portfolio will be combined in each fiscal year to determine the capital gains and losses of the Fund, as described above.

In addition, the Portfolio’s trading strategies may constitute “straddle” transactions with futures contracts, options thereon and options on debt securities. “Straddles” may affect the taxation of futures contracts and options, and may cause the postponement of recognition of losses incurred in certain closing transactions.

The requirements for classification as a regulated investment company may restrict the Fund’s ability to engage in certain options and futures contract transactions. The Fund has obtained a private letter ruling from the Internal Revenue Service providing the Fund with relief from certain provisions of the Code which might otherwise affect its ability to engage in such transactions.

PERFORMANCE DATA

From time to time the Fund may include a Portfolio’s average annual total return and other total return data, as well as yield, in advertisements or information furnished to present or prospective shareholders. Total return and yield figures are based on a Portfolio’s historical performance and are not intended to indicate future performance. Average annual total return and yield are determined separately for Class A, Class B, Class C, Class D and, where applicable, Class R shares of each Portfolio in accordance with formulas specified by the Commission and take into account the maximum applicable sales charge.

Quotations of average annual total return before tax for the specified periods are computed by finding the average annual compounded rates of return (based on net investment income and any realized and unrealized capital gains or losses on portfolio investments over such periods) that would equate the initial amount invested to the redeemable value of such investment at the end of each period. Average annual total return before taxes is computed assuming all dividends are reinvested and taking into account all applicable recurring and nonrecurring expenses, including the maximum sales charge in the case of Class A and Class D shares and the CDSC that would be applicable to a complete redemption of the investment at the end of the specified period in the case of Class B and Class C shares but does not take into account taxes payable on dividends or on redemption.

Quotations of average annual total return after taxes on dividends for the specified periods are computed by finding the average annual compounded rates of return that would equate the initial amount invested to the ending value of such investment at the end of each period assuming payment of taxes on dividends received during such period. Average annual total return after taxes on dividends is computed assuming all dividends, less the taxes due on such dividends, are reinvested and taking into account all applicable recurring and nonrecurring expenses, including the maximum sales charge in the case of Class A and Class D shares and the CDSC that would be applicable to a complete redemption of the investment at the end of the specified period in the case of Class B and Class C shares. The taxes due on dividends are calculated by applying the highest marginal Federal individual income tax rates in effect on the reinvestment date for the dividend. The rates used correspond to the tax character of each dividend. The taxable amount and tax character of each dividend are specified by the Fund on the dividend declaration date, but may be adjusted to reflect subsequent recharacterizations of distributions. The applicable tax rates may vary over the measurement period. The effects of state and local taxes are not reflected. Applicable tax credits, such as foreign credits, are taken into account according to Federal law. The ending value is determined assuming complete redemption at the end of the applicable periods with no tax consequences associated with such redemption.

Quotations of average annual total return after taxes on both dividends and redemption for the specified periods are computed by finding the average annual compounded rates of return that would equate the initial amount invested to the ending value of such investment at the end of each period assuming payment of taxes on dividends received during such period as well as on complete redemption. Average annual total return after taxes on distributions and redemption is computed assuming all dividends, less the taxes due on such dividends, are reinvested and taking into account all applicable recurring and nonrecurring expenses, including the maximum sales charge in the case of Class A and Class D shares and the CDSC that would be applicable to a complete redemption of the investment at the end of the specified period in the case of Class B and Class C shares and assuming, for all classes of shares, complete redemption and payment of taxes due on such redemption. The ending value is determined assuming complete redemption at the end of the applicable periods, subtracting capital gains taxes resulting from the redemption and adding the presumed tax benefit from capital losses resulting from redemption. The taxes due on dividends and on the deemed redemption are calculated by applying the highest marginal Federal individual income tax rates in effect on the reinvestment and/or the redemption date. The rates used correspond to the tax character of each component of each dividend and/or the redemption payment. The applicable tax rates may vary over the measurement period. The effects of state and local taxes are not reflected.

The Fund also may quote annual, average annual and annualized total return and aggregate total return performance data, both as a percentage and as a dollar amount based on a hypothetical investment of $1,000 or some other amount, for various periods other than those noted below. Such data will be computed as described above, except that (1) the rates of return calculated will not be average annual rates, but rather, actual annual, annualized or aggregate rate of return and (2) the maximum applicable sales charge will not be included with respect to annual or annualized rates of return calculations. Aside from the impact on the performance data calculations of including or excluding the maximum applicable sales charge, actual annual or annualized total return data generally will be lower than average annual total return data since the average rates of return reflect compounding of return; aggregate total return data generally will be higher than average annual total return data since the aggregate rates of return reflect compounding over a longer period of time. In advertisements distributed to investors whose purchases are subject to waiver of the CDSC in the case of Class B and Class C shares (such as investors in certain retirement plans) or to reduced sales charges in the case of Class A and Class D shares, performance data may take into account the reduced, and not the maximum, sales charge or may not take into account the contingent deferred sales charges and therefore may reflect greater total return since, due to the reduced sales charges or waiver of the CDSC, a lower amount of expenses is deducted. See “Purchase of Shares.” A Portfolio’s total return may be expressed either as a percentage or as a dollar amount in order to illustrate such total return on a hypothetical investment in that Portfolio at the beginning of each specified period.

Yield quotations will be computed based on a 30-day period by dividing (a) the net income based on the yield to maturity of each security earned during the period by (b) the average daily number of shares outstanding during the period that were entitled to receive dividends multiplied by the maximum offering price per share on the last day of the period.

Set forth below is total return and yield information (before and after taxes) for the Class A, Class B, Class C and Class D shares of the High Income Portfolio, the Core Bond Portfolio and the Intermediate Term Portfolio for the periods indicated shown as a percentage of a hypothetical $1,000 investment. Because the inception date of Class R shares was January 1, 2003, information for Class R shares is not included.

HIGH INCOME PORTFOLIO

Period	Class A Shares	Class B Shares	Class C Shares	Class D Shares
	Average Annual Total Return (including maximum applicable sales charge)
One Year Ended September 30, 2002	-8.96%	-9.51%	-7.00%	-9.38%
Five Years Ended September 30, 2002	-3.96%	-3.94%	-3.99%	-4.23%
Ten Years Ended September 30, 2002	3.45%	3.07%	N/A	N/A
Inception (October 21, 1994) to September 30, 2002	N/A	N/A	1.92%	1.97%

	Average Annual Total Return
	(After Taxes on Dividends) (including maximum applicable sales charge)
One Year Ended September 30, 2002	-12.48%	-12.88%	-10.35%	-12.80%
Five Years Ended September 30, 2002	-7.99%	-7.69%	-7.72%	-8.15%
Ten Years Ended September 30, 2002	-0.64%	-0.71%	N/A	N/A
Inception (October 21, 1994) to September 30, 2002	N/A	N/A	1.90%	-2.06%

	Average Annual Total Return
	(After Taxes on Dividends and Redemptions) (including maximum applicable sales charge)
One Year Ended September 30, 2002	-5.35%	-5.69%	-4.14%	-5.61%
Five Years Ended September 30, 2002	-4.70%	-4.55%	-4.57%	-4.85%
Ten Years Ended September 30, 2002	0.96%	0.83%	N/A	N/A
Inception (October 21, 1994) to September 30, 2002	N/A	N/A	-0.07%	-0.14%

	Yield
30 days ended September 30, 2002	10.57%	10.21%	10.16%	10.32%

CORE BOND PORTFOLIO

Period	Class A Shares	Class B Shares	Class C Shares	Class D Shares
	Average Annual Total Return (including maximum applicable sales charge)
One Year Ended September 30, 2002	3.40%	2.89%	5.83%	3.14%
Five Years Ended September 30, 2002	5.55%	5.60%	5.55%	5.27%
Ten Years Ended September 30, 2002	6.08%	5.71%	N/A	N/A
Inception (October 21, 1994) to September 30, 2002	N/A	N/A	6.68%	6.74%

	Average Annual Total Return
	(After Taxes on Dividends) (including maximum applicable sales charge)
One Year Ended September 30, 2002	1.54%	1.28%	4.24%	1.38%
Five Years Ended September 30, 2002	3.08%	3.45%	3.41%	2.91%
Ten Years Ended September 30, 2002	3.26%	3.21%	N/A	N/A
Inception (October 21, 1994) to September 30, 2002	N/A	N/A	4.39%	4.21%

	Average Annual Total Return
	(After Taxes on Dividends and Redemptions) (including maximum applicable sales charge)
One Year Ended September 30, 2002	2.02%	1.72%	3.53%	1.87%
Five Years Ended September 30, 2002	3.16%	3.38%	3.35%	3.00%
Ten Years Ended September 30, 2002	3.40%	3.29%	N/A	N/A
Inception (October 21, 1994) to September 30, 2002	N/A	N/A	4.22%	4.12%

	Yield
30 days ended September 30, 2002	3.74%	3.14%	3.09%	3.51%

INTERMEDIATE TERM PORTFOLIO

Period	Class A Shares	Class B Shares	Class C Shares	Class D Shares
	Average Annual Total Return (including maximum applicable sales charge)
One Year Ended September 30, 2002	6.36%	5.97%	5.97%	6.25%
Five Years Ended September 30, 2002	6.35%	6.02%	6.04%	6.23%
Ten Years Ended September 30, 2002	6.45%	N/A	N/A	N/A
Inception (October 21, 1994) to September 30, 2002	N/A	N/A	6.95%	7.25%
Inception (November 13, 1992) to September 30, 2002	N/A	6.33%	N/A	N/A

	Average Annual Total Return
	(After Taxes on Dividends) (including maximum applicable sales charge)
One Year Ended September 30, 2002	4.48%	4.30%	4.30%	4.42%
Five Years Ended September 30, 2002	3.92%	3.81%	3.82%	3.84%
Ten Years Ended September 30, 2002	3.76%	N/A	N/A	N/A
Inception (October 21, 1994) to September 30, 2002	N/A	N/A	4.60%	4.72%
Inception (November 13, 1992) to September 30, 2002	N/A	3.85%	N/A	N/A

	Average Annual Total Return
	(After Taxes on Dividends and Redemptions) (including maximum applicable sales charge)
One Year Ended September 30, 2002	3.84%	3.61%	3.61%	3.78%
Five Years Ended September 30, 2002	3.84%	3.69%	3.71%	3.77%
Ten Years Ended September 30, 2002	3.78%	N/A	N/A	N/A
Inception (October 21, 1994) to September 30, 2002	N/A	N/A	4.40%	4.55%
Inception (November 13, 1992) to September 30, 2002	N/A	3.82%	N/A	N/A

	Yield
30 days ended September 30, 2002	3.79%	3.31%	3.31%	3.69%

In order to reflect the reduced sales charges in the case of Class A or Class D shares, or the waiver of the CDSC in the case of Class B or Class C shares applicable to certain investors, as described under “Purchase of Shares,” the total return data quoted by the Fund in advertisements directed to such investors may take into account the reduced, and not the maximum, sales charge or may not take into account the waiver of the CDSC, and therefore may reflect greater total return since, due to the reduced sales charges or the waiver of CDSCs, a lower amount of expenses may be deducted.

Total return and yield figures are based on a Portfolio’s historical performance and are not intended to indicate future performance. A Portfolio’s total return and yield will vary depending on market conditions, the securities held by that Portfolio, that Portfolio’s operating expenses and the amount of realized and unrealized net capital gains or losses during the period. The value of an investment in a Portfolio will fluctuate and an investor’s shares, when redeemed, may be worth more or less than their original cost.

On occasion, the Fund may compare the performance of the Portfolios to various indices, including the Standard & Poor’s 500 Index, the Value Line Composite Index, the Dow Jones Industrial Average, or performance data published by Lipper Analytical Services, Inc., Morningstar Publications, Inc., CDA Investment Technology, Inc., Money Magazine, U.S. News & World Report, BusinessWeek, Forbes Magazine or Fortune Magazine or other industry publications. In addition, from time to time the Fund may refer to various statistical measures derived from the historic performance of the Funds’ Portfolios and the index, such as standard deviation and LGA. In addition from time to time the Fund may include the risk-adjusted performance ratings assigned by Morningstar Publications, Inc. to the Portfolios in advertising or supplemental sales literature.

The Fund may provide information designed to help investors understand how the Fund is seeking to achieve its investment objectives. This may include information about past, current or possible economic, market, political or other conditions, descriptive information on general principles of investing such as asset allocation, diversification and risk tolerance, discussion of the Fund’s portfolio composition, investment philosophy, strategy or investment techniques, comparisons of each Portfolio’s performance or portfolio composition to that of other funds or types of investments, indices relevant to the comparison being made, or to a hypothetical or model portfolio. The Fund may also quote various measures of volatility and benchmark correlation in advertising and other materials, and may compare these measures to those of other funds or types of investments. As with other performance data, performance comparisons should not be considered indicative of the Fund’s relative performance for any future period.

ADDITIONAL INFORMATION

Organization of the Fund

The Fund is a diversified, open-end management investment company organized under the laws of the state of Maryland that commenced operations on November 10, 1978 as the Merrill Lynch High Income Fund, Inc., consisting solely of the High Income Portfolio. The Fund was reorganized on September 8, 1980 to change its name from the Merrill Lynch High Income Fund, Inc. to the Merrill Lynch Corporate Bond Fund, Inc. and to add the High Quality Portfolio and the Intermediate Term Portfolio. The High Quality Portfolio and the Intermediate Term Portfolio commenced operations on October 31, 1980. The Fund changed its name to Merrill Lynch Bond Fund, Inc. on January 22, 2001. The High Quality Portfolio changed its name to Core Bond Portfolio on January 22, 2001.

The authorized capital stock of the Fund consists of 4,000,000,000 shares of Common Stock, having a par value $0.10 per share. The shares of Common Stock are divided as follows: High Income Portfolio Series Common Stock which is divided into four classes designated “Class A Common Stock,” “Class B Common Stock,” “Class C Common Stock” and “Class D Common Stock” which consist of 500,000,000 shares, 1,500,000,000 shares, 200,000,000 shares and 500,000,000 shares, respectively, Core Bond Portfolio Common Stock which is divided into five classes designated “Class A Common Stock,” “Class B Common Stock,” “Class C Common Stock,” “Class D Common Stock” and “Class R Common Stock” which consists of 250,000,000 shares, 250,000,000 shares, 100,000,000 shares, 100,000,000 shares and 250,000,000 shares, respectively, and the Intermediate Term Portfolio Series Common Stock which is divided into five classes designated “Class A

Common Stock,” “Class B Common Stock,” “Class C Common Stock,” “Class D Common Stock” and “Class R Common Stock” which consist of 100,000,000 shares, 50,000,000 shares, 50,000,000 shares, 50,000,000 shares and 100,000,000 shares, respectively. Each of the Fund’s shares has equal dividend, distribution, liquidation and voting rights, except that only shares of the respective Portfolios are entitled to vote on matters concerning only that Portfolio and Class B, Class C and Class D and Class R shares bear certain account maintenance expenses and/or expenses related to the distribution of such shares and have exclusive voting rights with respect to matters relating to such account maintenance and distribution expenditures (except that Class B shareholders may vote upon material changes to expenses charged under the Class D Distribution Plan). The shares of each Portfolio, when issued, will be fully paid and nonassessable, have no preference, preemptive, or similar rights, and will be freely transferable. Stock certificates will be issued by the Transfer Agent only on specific request. Certificates for fractional shares are not issued in any case. Exchange, conversion and redemption rights are described in the Prospectus and elsewhere in this Statement of Additional Information.

Shareholders are entitled to one vote for each share held and fractional votes for fractional shares held and will vote on the election of Directors and any other matter submitted to a shareholder vote. The Fund does not intend to hold meetings of shareholders in any year in which the Investment Company Act does not require shareholders to act upon any of the following matters: (i) election of Directors; (ii) approval of an investment advisory agreement; (iii) approval of a distribution agreement; and (iv) ratification of selection of independent accountants. Generally, under Maryland Law, a meeting of shareholders may be called for any purpose on the written request of the holders of at least 25% of the outstanding shares of the Fund. Voting rights for Directors are not cumulative. Each share is entitled to participate equally in dividends and distributions declared by the Fund and in the net assets of the Fund upon liquidation or dissolution after satisfaction of outstanding liabilities except that, as noted above, Class B, Class C, Class D and Class R shares bear certain additional expenses.

The Investment Adviser provided the initial capital for the Fund by purchasing 10,417 shares for $100,003. Such shares were acquired for investment and can only be disposed of by redemption. The organizational expenses of the Fund have been fully amortized.

Independent Auditors

Deloitte & Touche, LLP, Two World Financial Center, New York, New York 10281-1008, has been selected as the independent auditors of the Fund. The independent auditors are subject to approval by the non-interested Directors of the Fund. The independent auditors are responsible for auditing the financial statements of the Fund.

Accounting Services Provider

State Street Bank and Trust Company, 500 College Road East, Princeton, New Jersey, 08540, provides certain accounting services for the Fund.

Custodian

State Street Bank and Trust Company (the “Custodian”), Box 351, Boston, Massachusetts 02101, acts as the custodian for the Fund’s assets. Under its contract with the Fund, the Custodian is authorized to establish separate accounts in foreign currencies and to cause foreign securities owned by the Fund to be held in its offices outside the United States and with certain foreign banks and securities depositories. The Custodian is responsible for maintaining, safeguarding and controlling each Portfolio’s cash and securities, handling receipt and delivery of securities and collecting interest and dividends on the investments.

Transfer Agent

Financial Data Services, Inc., 4800 Deer Lake Drive East, Jacksonville, Florida 32246-6484, acts as the Fund’s Transfer Agent. The Transfer Agent is responsible for the issuance, transfer and redemption of shares and the opening, maintenance and servicing of shareholder accounts.

Legal Counsel

Clifford Chance US LLP, 200 Park Ave, New York, New York 10166, is counsel for the Fund.

Reports to Shareholders

The fiscal year of the Fund ends on September 30 of each year. The Fund sends to its shareholders, at least semiannually, reports showing the Fund’s portfolio and other information. An Annual Report, containing financial statements audited by independent auditors, is sent to shareholders each year. After the end of each year, shareholders will receive Federal income tax information regarding dividends.

Shareholder Inquiries

Shareholder inquiries may be addressed to the Fund at the address or telephone number set forth on the cover page of this Statement of Additional Information.

Additional Information

The Prospectus and this Statement of Additional Information do not contain all the information set forth in the Registration Statement and the exhibits relating thereto, which the Fund has filed with the Securities and Exchange Commission, Washington, D.C., under the Securities Act and the Investment Company Act, to which reference is hereby made.

Under a separate agreement, ML & Co. has granted the Fund the right to use the “Merrill Lynch” name and has reserved the right to withdraw its consent to the use of such name by the Fund at any time or to grant the use of such name to any other company, and the Fund has granted ML & Co. under certain conditions, the use of any other name it might assume in the future, with respect to any corporation organized by ML & Co.

To the knowledge of the Fund, no person or entity owned beneficially 5% or more of the Fund’s shares as of January 3, 2003 with the exception of:

Core Bond Portfolio
CLASS A
MERRILL LYNCH TRUST CO., FSB(1)	6.83%
TTEE FBO MERRILL LYNCH 800 Scudders Mill Road Plainsboro, NJ 08536

CLASS D
MLIM FIXED INCOME	11.77%
FINANCE AUTHORITY OF MAINE 800 Scudders Mill Road Plainsboro, NJ 08536

High Income Portfolio
CLASS A
MERRILL LYNCH TRUST CO., FSB(1)	7.26%
TTEE FBO DAIMLER CHRYSLER CORP SAL 800 Scudders Mill Road Plainsboro, NJ 08536

MERRILL LYNCH TRUST CO., FSB(1)	6.92%
TTEE FBO MERRILL LYNCH 800 Scudders Mill Road Plainsboro, NJ 08536

Intermediate Term Portfolio
CLASS A
MERRILL LYNCH TRUST CO., FSB(1)	8.78%
TTEE FBO DAIMLER CHRYSLER CORP SAL 800 Scudders Mill Road Plainsboro, NJ 08536

MERRILL LYNCH TRUST CO., FSB(1)	7.76%
TTEE FBO NEXTEL COMMUNICATIONS, INC. 800 Scudders Mill Road Plainsboro, NJ 08536

MERRILL LYNCH TRUST CO., FSB(1)	6.08%
TTEE FBO MERRILL LYNCH 800 Scudders Mill Road Plainsboro, NJ 08536

MERRILL LYNCH TRUST CO., FSB(1)	5.53%
TTEE FBO VALERO ENERGY CORP THRIFT PL 800 Scudders Mill Road Plainsboro, NJ 08536
(1) Merrill Lynch Trust Company is the recordholder on behalf of certain employee retirement, personal trust or savings plan accounts for which it acts as Trustee.

FINANCIAL STATEMENTS

The Fund’s audited financial statements are incorporated into this Statement of Additional Information by reference to its 2002 Annual Report. You may request a copy of the Annual Report at no charge by calling (800) 637-3863 between 8:30 a.m. and 5:30 p.m. Eastern time, on any business day.

APPENDIX A

DESCRIPTION OF BOND RATINGS

Ratings of Bonds

Description of Bond Ratings of Moody’s:

Aaa	Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as “gilt-edge.” Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

Aa	Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in Aaa securities.

A	Bonds which are rated A possess many favorable investment attributes and are to be considered as upper medium-grade obligations. Factors giving security to principal and interest are considered adequate but elements may be present which suggest a susceptibility to impairment sometime in the future.

Baa	Bonds which are rated Baa are considered medium-grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

Ba	Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

B	Bonds which are rated B generally lack characteristics of a desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

Caa	Bonds which are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

Ca	Bonds which are rated Ca represent obligations that are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

C	Bonds which are rated C are the lowest rated class of bonds and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

The modifier 1 indicates that the bond ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates that the issue ranks in the lower end of its rating category.

Description of Bond Ratings of Standard & Poor’s:

AAA	Bonds rated AAA have the highest rating assigned by Standard & Poor’s. Capacity to pay interest and repay principal is extremely strong.

AA	Bonds rated AA have a very strong capacity to pay interest and repay principal and differ from the higher rated issues only in small degree.

A	Bonds rated A have a strong capacity to pay interest and repay principal although they are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than bonds in higher rated categories.

BBB	Bonds rated BBB are regarded as having an adequate capacity to pay interest and repay principal. Whereas they normally exhibit adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for bonds in this category than in higher rated categories.

BB	Bonds rated BB, B, CCC and CC are regarded, on balance, as predominantly speculative with respect to the
B	issuer’s capacity to pay interest and repay principal in accordance with the terms of the obligation. BB
CCC	indicates the lowest degree of speculation and CC the highest degree of speculation. While such bonds will
CC	likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.

C	The C rating is reserved for income bonds on which no interest is being paid.

D	Bonds rated D are in default, and payment of interest and/or repayment of principal is in arrears.

NR	Indicates that no rating has been requested, that there is insufficient information on which to base a rating, or that S&P does not rate a particular type of bond as a matter of policy.

Plus (+) or Minus (-): The ratings from “AA” to “B” may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

Description of Bond Ratings of Fitch

AAA	Bonds rated AAA are considered to be investment grade and of the highest credit quality. The obligor has an exceptionally strong ability to pay interest and repay principal, which is unlikely to be affected by reasonably foreseeable events.

AA	Bonds rated AA are considered to be investment grade and of very high credit quality. The obligor’s ability to pay interest and repay principal is very strong, although not quite as strong as bonds rated AAA. Because bonds rated in the AAA and AA categories are not significantly vulnerable to foreseeable future developments, short-term debt of these issuers is generally rated F1+.

A	Bonds rated A are considered to be investment grade and of high credit quality. The obligor’s ability to pay interest and repay principal is considered to be strong, but may be more vulnerable to adverse changes in economic conditions and circumstances than bonds with higher ratings.

BBB	Bonds rated BBB are considered to be investment grade and of satisfactory credit quality. The obligor’s ability to pay interest and repay principal is considered to be adequate. Adverse changes in economic conditions and circumstances, however, are more likely to have an adverse impact on these bonds and, therefore, impair timely payment. The likelihood that the ratings of these bonds will fall below investment grade is higher than for bonds with higher ratings.

BB	Bonds rated BB are considered speculative. The obligor’s ability to pay interest and repay principal may be affected over time by adverse economic changes. However, business and financial alternatives can be identified which could assist the obligor in satisfying its debt service requirements.

B	Bonds rated B are considered highly speculative. While bonds in this class are currently meeting debt service requirements, the probability of continued timely payment of principal and interest reflects the obligor’s limited margin of safety and the need for reasonable business and economic activity throughout the life of the issue.

CCC	Bonds rated CCC have certain identifiable characteristics, which, if not remedied, may lead to default. The ability to meet obligations requires an advantageous business and economic environment.

CC	Bonds rated CC are minimally protected. Default in payment of interest and/or principal seems probable over time.

C	Bonds rated C are in imminent default in payment of interest or principal.

DDD	Bonds rated DDD, DD and D are in actual default of interest and/or principal payments. Such bonds are
DD	extremely speculative and should be valued on the basis of their ultimate recovery value in liquidation or
D	reorganization of the obligor. DDD represents the highest potential for recovery on these bonds and D represents the lowest potential for recovery.

Plus (+) and minus (-) signs are used with a rating symbol to indicate the relative position of a credit within the rating category. Plus and minus signs, however, are not used in the AAA category covering 12-36 months.

Code #10210-0103

PART C. OTHER INFORMATION

Item 23.    Exhibits.

Exhibit Number	Description
1(a)	—Articles of Incorporation (incorporated by reference to Exhibit 1 to Post-Effective Amendment No. 5 to Registrant’s Registration Statement on Form N-1A) (“Post-Effective Amendment No. 5”).
(b)	—Articles of Amendment (incorporated by reference to Exhibit 1(b) to Post-Effective Amendment No. 13 to Registrant’s Registration Statement on Form N-1A) (“Post-Effective Amendment No. 13”).
(c)	—Articles Supplementary reclassifying shares of Intermediate Term Portfolio Series Common Stock (incorporated by reference to Exhibit 1(c) to Post-Effective Amendment No. 16).
(d)	—Articles of Amendment changing name to Merrill Lynch Bond Fund, Inc. (incorporated by reference to Exhibit 1(d) to Post-Effective Amendment No. 27).
(e)

—Articles of Amendment to Articles Supplementary renaming Class A Common Stock, Class B Common Stock, Class C Common Stock and Class D Common Stock of the High Quality Portfolio to Core Bond Portfolio (incorporated by reference to Exhibit 1(e) to Post-Effective Amendment No. 29).

(f)

—Articles Supplementary Increasing the Authorized capital stock of the corporation and creating an additional class of common stock dated December 9, 2002 (incorporated by reference to Post-Effective Amendment No. 30 to the Registrant’s Registration Statement on Form N1-A of Merrill Lynch Bond Fund, Inc. (File No. 2-6239)

2	—By-Laws (incorporated by reference to Exhibit 2 to Post-Effective Amendment No. 21 to Registrant’s Registration Statement on Form N-1A).
3(a)

—Specimen certificates for Class A shares of High Quality Portfolio Series and High Income Portfolio Series Common Stock of Registrant (incorporated by reference to Exhibit 4(a) filed with Post-Effective Amendment No. 13).

(b)

—Specimen certificates for Class B shares of High Quality Portfolio Series and High Income Portfolio Series Common Stock of Registrant (incorporated by reference to Exhibit 4(b) filed with Post-Effective Amendment No. 13).

4(a)	—Form of Investment Advisory Agreement between Registrant and Fund Asset Management, L.P. (incorporated by reference to Exhibit 5 filed with Post-Effective Amendment No. 5).
4(b)

—Form of Investment Sub-Advisory Agreement between Fund Asset Management, L.P. and Merrill Lynch Asset Management U.K. Limited (incorporated by reference to Exhibit 5(b) filed with Post-Effective Amendment No. 23).

5	—Form of Unified Distribution Agreement between Registrant and FAM Distributors, Inc. (the “Distributor”) (incorporated by reference to Exhibit 5 to Post-Effective Amendment No. 27).
6	—None.
7

—Form of Custodian Agreement between Registrant and State Street Bank and Trust Company (incorporated by reference to Exhibit 7 to Post-Effective Amendment No. 10 to the Registration Statement on Form N2A of Merrill Lynch Maryland Municipal Bond Fund of Merrill Lynch Multi-State Municipal Series Trust (File No. 53-49873) filed on October 30, 2001).

8(a)(1)

—Transfer Agency, Dividend Disbursing Agency and Shareholder Servicing Agency Agreement between Registrant and Financial Data Services, Inc. (incorporated by reference to Exhibit 9(a) to Post-Effective Amendment No. 12).

(a)(2)	—Amendment to the Transfer Agency, Dividend Disbursing Agency and Shareholder Servicing Agency Agreement between the Registrant and Financial Data Services, Inc. dated July 1, 2001.

Exhibit Number	Description
(a)(3)	—Amendment to the Transfer Agency, Dividend Disbursing Agency and Shareholder Servicing Agency Agreement between the Registrant and Financial Data Services, Inc. dated December 1, 2001.
8(a)(4)	—Amendment to the Transfer Agency, Dividend Disbursing Agency and Shareholder Servicing Agency Agreement between the Registrant and Financial Data Services, Inc. dated January 1, 2003.
(b)	—Form of Agreement relating to the use of the “Merrill Lynch” name (incorporated by reference to Exhibit A.9(c) filed with Amendment No. 2.
(c)

—Credit Agreement between the Registrant and a syndicate of banks (incorporated by reference to Exhibit 8(b) to the Registration Statement on Form N-1A of Master Premium Growth Trust (File No. 811-09733), filed on December 21, 1999).

(c)(1)	—Amended and Restated Credit Agreement between Registrant, a syndicate of banks and certain other parties.
(c)(2)

—Second Amended and Restated Credit Agreement between the Registrant and a syndicate of banks (incorporated by reference to Exhibit (b)(2) to the Issuer Tender Offer Statement on Schedule TO of Merrill Lynch Senior Floating Rate Fund, Inc. (File No. 333-39837), filed December 14, 2001.

(c)(3)

—Form of Third Amended and Restated Credit Agreement Among the Registrant, syndicate of banks and certain other parties (incorporated by reference to Exhibit (b) to the Issuer Tender Offer Statement on Schedule TO of Merrill Lynch Senior Floating Rate Fund, (File 333-15973) filed December 13, 2002.

(d)

—Form of Administrative Services Agreement between the Registrant and State Street Bank and Trust Company (incorporated by reference to Exhibit 8(d) to Post-Effective Amendment No. 1 to the Registration Statement on Form N-1A of Merrill Lynch Focus Twenty Fund, Inc. (File No. 333-89775) filed on March 20, 2001.

(e)

—Securities Lending Agreement (incorporated by reference to Exhibit 8(a)(2) to Post-Effective Amendment No. 11 to the Registration Statement on Form N-1A of Merrill Lynch International Equity Fund (File No. 33-44917), filed on September 28, 2001).

9	—Opinion of Rogers & Wells (incorporated by reference to Exhibit 10 to Post-Effective Amendment No. 5).
10	—Consent, independent auditors for the Registrant.
11	—None.
12(a)	—Investment Letter—High Income Portfolio—Class C and Class D shares (incorporated by reference to Exhibit 13(a) filed with Post-Effective Amendment No. 20).
(b)	—Investment Letter—Core Bond Portfolio Class C and Class D shares (incorporated by reference to Exhibit 13(b) filed with Post-Effective Amendment No. 20).
(c)	—Investment Letter—Intermediate Term Portfolio Class C and Class D shares (incorporated by reference to Exhibit 13(c) filed with Post-Effective Amendment No. 20).
13(a)	—Form of Unified Class A Distribution Plan of Registrant (incorporated by reference to Exhibit 13(a) to Post-Effective Amendment No. 27).
(b)	—Form of Unified Class B Distribution Plan of Registrant (incorporated by reference to Exhibit 13(b) to Post-Effective Amendment No. 27).
(c)	—Form of Unified Class C Distribution Plan of Registrant (incorporated by reference to Exhibit 13(c) to Post-Effective Amendment No. 27).
(d)	—Form of Unified Class D Distribution Plan of Registrant (incorporated by reference to Exhibit 13(d) to Post-Effective Amendment No. 27).
(e)

—Form of Class R Distribution Plan of the Registrant (incorporated by reference to Exhibit 13(d) to Post-Effective Amendment No. 32 to the Registration Statement on Form N-1-A of Merrill Lynch Basic Value Fund, Inc. (File No. 2-58521) filed December 20, 2002).

14(a)	—Merrill Lynch Select Pricing System Plan pursuant to Rule 18f-3 (incorporated by reference to Exhibit 17 filed with Post-Effective Amendment No. 26).

Exhibit Number	Description
(b)

—Revised Merrill Lynch Select PricingSM System Plan pursuant to Rule 18f-3 (incorporated by reference to Exhibit 14 to Post-Effective Amendment No. 32 to the Registration Statement on Form N1-A of Merrill Lynch Basic Value Fund, Inc. (File No. 2-58521), filed on December 20, 2002).

15

—Code of Ethics (incorporated by reference to Exhibit 15 to Post-Effective Amendment No. 8 to the Registration Statement on Form N-1A of Merrill Lynch Middle East/Africa Fund, Inc. (File No. 33-55843), filed on March 29, 2000).

Item 24.    Persons Controlled by or under Common Control with Registrant.

Inapplicable.

Item 25.    Indemnification

Reference is made to Article VI of Registrant’s Articles of Incorporation, Article VI of Registrant’s By-Laws, Section 2-418 of the Maryland General Corporation Law and Section 9 of the Distribution Agreement.

Article VI of the By-Laws provides that each officer and director of the Registrant shall be indemnified by the Registrant to the full extent permitted under the General Laws of the State of Maryland, except that such indemnity shall not protect any such person against any liability to the Registrant or any stockholder thereof to which such person would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his office. Absent a court determination that an officer or director seeking indemnification was not liable on the merits or guilty of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his office, the decision by the Registrant to indemnify such person must be based upon the reasonable determination of independent counsel or non-party independent directors, after review of the facts, that such officer or director is not guilty of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his office.

Each officer and director of the Registrant claiming indemnification within the scope of Article VI of the By-Laws shall be entitled to advances from the Registrant for payment of the reasonable expenses incurred by him in connection with proceedings to which he is a party in the manner and to the full extent permitted under the General Laws of the State of Maryland; provided, however, that the person seeking indemnification shall provide to the Registrant a written affirmation of his good faith belief that the standard of conduct necessary for indemnification by the Registrant has been met and a written undertaking to repay any such advance, if it should ultimately be determined that the standard of conduct has not been met, and provided further that at least one of the following additional conditions is met: (a) the person seeking indemnification shall provide a security in form and amount acceptable to the Registrant for his undertaking; (b) the Registrant is insured against losses arising by reason of the advance; (c) a majority of a quorum of non-party independent directors, or independent legal counsel in a written opinion, shall determine, based on a review of facts readily available to the Registrant at the time the advance is proposed to be made, that there is reason to believe that the person seeking indemnification will ultimately be found to be entitled to indemnification.

The Registrant may purchase insurance on behalf of an officer or director protecting such person to the full extent permitted under the General Laws of the State of Maryland from liability arising from his activities as officer or director of the Registrant. The Registrant, however, may not purchase insurance on behalf of any officer or director of the Registrant that protects or purports to protect such person from liability to the Registrant or to its stockholders to which such officer or director would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of his office.

The Registrant may indemnify, make advances or purchase insurance to the extent provided in Article VI of the By-Laws on behalf of an employee or agent who is not an officer or director of the Registrant.

In Section 9 of the Distribution Agreement relating to the securities being offered hereby, the Registrant agrees to indemnify the Distributor and each person, if any, who controls the Distributor within the meaning of the Securities Act of 1933, as amended (the “Securities Act”), against certain types of civil liabilities arising in connection with the Registration Statement or Prospectus and Statement of Additional Information.

Insofar as indemnification for liabilities arising under the Securities Act may be permitted to Directors, officers and controlling persons of the Registrant and the Principal underwriter pursuant to the foregoing provisions or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Securities Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a Director, officer, or controlling person of the Registrant and the principal underwriter in connection with the successful defense of any action, suit or proceeding) is asserted by such Director, officer or controlling person or the principal underwriter in connection with the shares being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Securities Act and will be governed by the final adjudication of such issue.

Item 26.    Business and Other Connections of Manager.

Fund Asset Management, L.P. (“FAM” or the “Investment Adviser”), acts as the investment adviser for a number of affiliated open-end and close-end registered investment companies.

Merrill Lynch Investment Managers, L.P. (“MLIM”), an affiliate of the Investment Adviser, acts as the investment adviser for a number of affiliated open-end and closed-end registered investment companies. MLIM also acts as sub-adviser to Merrill Lynch World Strategy Portfolio and Merrill Lynch Basic Value Equity Portfolio, two investment portfolios of EQ Advisory Trust.

The address of each of these registered investment companies is P.O. Box 9011, Princeton, New Jersey 08543-9011, except that the address of Merrill Lynch Funds for Institutions Series is One Financial Center, 23rd Floor, Boston, Massachusetts 02111-2665. The address of the Manager, FAM, Princeton Services, Inc. (“Princeton Services”) and Princeton Administrators, L.P. (“Princeton Administrators”) is also P.O. Box 9011, Princeton, New Jersey 08543-9011. The address of FAM Distributors, Inc., (“FAMD”) is P.O. Box 9081, Princeton, New Jersey 08543-9081. The address of Merrill Lynch, Pierce, Fenner & Smith Incorporated (“Merrill Lynch”) and Merrill Lynch & Co., Inc. (“ML & Co.”) is World Financial Center, North Tower, 250 Vesey Street, New York, New York 10080. The address of the Fund’s transfer agent, Financial Data Services, Inc. (“FDS”), is 4800 Deer Lake Drive East, Jacksonville, Florida 32246-6484.

Set forth below is a list of each executive officer and partner of the Investment Adviser indicating each business, profession, vocation or employment of a substantial nature in which each such person or entity has been engaged since September 30, 2000, for his, her or its own account or in the capacity of director, officer, partner or trustee. In addition, Mr. Burke is Vice President and Treasurer of all or substantially all of the investment companies advised by FAM, MLIM or their affiliates and Mr. Doll is director or officer of one or more of such companies.

Name	Position with Manager	Other Substantial Business, Profession, Vocation or Employment
ML & Co.	Limited Partner	Financial Services Holding Company; Limited Partner of MLIM

Princeton Services	General Partner	General Partner of MLIM

Donald C. Burke	First Vice President, Treasurer and Director of Taxation	First Vice President, Treasurer and Director of Taxation of MLIM; Senior Vice President and Treasurer of Princeton Services; Vice President of FAMD

Robert C. Doll	President	President of MLIM; Senior Vice President of Princeton Services; President and Director of FAMD; Chief Investment Officer of Oppenheimer Funds, Inc. in 1999 and Executive Vice President thereof from 1991 to 1999

Lawrence Haber	Chief Financial Officer	Chief Financial Officer of MLIM; Global Controller for the Merrill Lynch International Banks; Director of Merrill Lynch’s International Accounting; Financial Controller and Deputy Controller of Merrill Lynch (Europe/Middle East); Chief Financial Officer of Merrill Lynch International Private Client Group and Deputy Controller; Chief Financial Officer of Merrill Lynch Hubbard; Chief Financial Officer of Merrill Lynch’s Capital Management Group; Senior Financial Officer of Merrill Lynch Asset Management; Domestic and International positions; Auditor for Coopers & Lybrand.

Philip L. Kirstein	General Counsel	General Counsel of MLIM; Senior Vice President, Director, General Counsel and Secretary of Princeton Services; Senior Vice President, Secretary and Director of FAMD

Debra W. Landsman-Yaros	First Vice President	Executive Vice President of MLIM; Senior Vice President of Princeton Services; Vice President of FAMD

Stephen M. M. Miller	First Vice President	Executive Vice President of Princeton Administrators; Senior Vice President of Princeton Services

Brian A. Murdock	Chief Operating Officer	Senior Vice President of MLIM and Chief Operating Officer of MLIM Americas; Chief Investment Officer of EMEA Pacific Region and Global CIO for Fixed Income and Alternative Investments; Head of MLIM’s Pacific Region and President of MLIM Japan, Australia and Asia.

Name	Position with Manager	Other Substantial Business, Profession, Vocation or Employment
Mary E. Taylor	Co-Head (Americas Region)	Co-Head (Americas Region) of MLIM; Senior Vice President of ML & Co.; Executive Vice President of FAMD

Merrill Lynch Asset Management U.K. Limited (“MLAM U.K.”) acts as sub-adviser for a number of affiliated registered investment companies. The address of each of these registered investment companies is P.O. Box 9011, Princeton, New Jersey 08543-9011. The address of MLAM U.K. is 33 King William Street, London EC4R 9AS, England.

Set forth below is a list of each executive officer and director of MLAM U.K. indicating each business, profession, vocation or employment of a substantial nature in which each such person has been engaged since September 1, 2000, for his or her own account or in the capacity of director, officer, partner or trustee. In addition, Mr. Burke is officer of one or more of the registered investment companies advised by FAM, MLIM or their affiliates:

Name	Position with MLAM U.K.	Other Substantial Business, Profession, Vocation or Employment
Terry K. Glenn	Director and Chairman

President, Merrill Lynch Mutual Funds;

Chairman (Americas Region) and Executive

Vice President of FAM and MLIM; Executive Vice President and Director of Princeton Services; President and Director of FAMD; Director of FDS; President of Princeton Administrators

Nicholas C.D. Hall	Director	Director of Mercury Asset Management Ltd. and the Institutional Liquidity Fund plc; First Vice President and General Counsel for Merrill Lynch Mercury Asset Management

James T. Stratford	Alternate Director	Director of Mercury Asset Management Group Ltd.; Head of Compliance, Merrill Lynch Mercury Asset Management

Donald C. Burke	Treasurer	First Vice President and Treasurer of MLIM and FAM; Director of Taxation of MLIM; Senior Vice President and Treasurer of Princeton Services; Vice President of FAMD

Carol Ann Langham	Company Secretary	None

Debra Anne Searle	Assistant Company Secretary	None

Item 27.    Principal Underwriters.

(a) FAMD acts as the principal underwriter for the Registrant and for each of the following open-end registered investment companies: Financial Institutions Series Trust, Mercury Basic Value Fund, Inc., Mercury Global Holdings, Inc., Mercury Funds II, Mercury Large Cap Series Funds, Inc., Mercury Small Cap Value Fund, Inc., Mercury U.S. High Yield Fund, Inc., Merrill Lynch Balanced Capital Fund, Inc., Merrill Lynch Basic Value Fund, Inc., Merrill Lynch Bond Fund, Inc., Merrill Lynch California Municipal Series Trust, Merrill Lynch Developing Capital Markets Fund, Inc., Merrill Lynch Disciplined Equity Fund, Inc., Merrill Lynch Dragon Fund, Inc., Merrill Lynch Emerging Markets Debt Fund, Inc., Merrill Lynch Equity Income Fund, Merrill Lynch

EuroFund, Merrill Lynch Focus Twenty Fund, Inc., Merrill Lynch Focus Value Fund, Inc., Merrill Lynch Fundamental Growth Fund, Inc., Merrill Lynch Funds for Institutions Series, Merrill Lynch Global Allocation Fund, Inc., Merrill Lynch Global Balanced Fund of Mercury Funds, Inc., Merrill Lynch Global Financial Services Fund, Inc., Merrill Lynch Global Bond Fund for Investment and Retirement, Merrill Lynch Global Growth Fund, Inc., Merrill Lynch Global SmallCap Fund, Inc., Merrill Lynch Global Technology Fund, Inc., Merrill Lynch Global Value Fund, Inc., Merrill Lynch Healthcare Fund, Inc., Merrill Lynch Index Funds, Inc., Merrill Lynch International Equity Fund, Merrill Lynch International Fund of Mercury Funds, Inc., Merrill Lynch Latin America Fund, Inc., Merrill Lynch Large Cap Growth V.I. Fund of Mercury V.I. Funds, Inc., Merrill Lynch Large Cap Series Funds, Inc., Merrill Lynch Multi-State Municipal Series Trust, Merrill Lynch Municipal Bond Fund, Inc., Merrill Lynch Municipal Series Trust, Merrill Lynch Natural Resources Trust, Merrill Lynch Pacific Fund, Inc., Merrill Lynch Pan-European Growth Fund of Mercury Funds, Inc., Merrill Lynch Ready Assets Trust, Merrill Lynch Retirement Series Trust, Merrill Lynch Series Fund, Inc., Merrill Lynch Short Term U.S. Government Fund, Inc., Merrill Lynch Small Cap Value Fund, Inc., Merrill Lynch U.S. Government Mortgage Fund, Merrill Lynch U.S. High Yield Fund, Inc., Merrill Lynch U.S. Treasury Money Fund, Merrill Lynch U.S.A. Government Reserves, Merrill Lynch Utilities and Telecommunications Fund, Inc., Merrill Lynch Variable Series Funds, Inc., Merrill Lynch World Income Fund, Inc. and The Asset Program, Inc. FAMD also acts as the principal underwriter for the following closed-end registered investment companies: Merrill Lynch Senior Floating Rate Fund, Inc. and Merrill Lynch Senior Floating Rate Fund II, Inc.

(b) Set forth below is information concerning each director and officer of FAMD. The principal business address of each such person is P.O. Box 9011, Princeton, New Jersey 08543-9081, except that the address of Messrs. Breen, and Wasel is One Financial Center, 23rd Floor, Boston, Massachusetts 02111-2665.

Name	Position(s) and Office(s) with FAMD	Position(s) and Office(s) with Registrant
Michael G. Clark	Treasurer and Director	None
Thomas J. Verage	Director	None
Michael J. Brady	Vice President	None
William M. Breen	Vice President	None
Donald C. Burke	Vice President	Vice President and Treasurer
Debra W. Landsman-Yaros	Vice President	None
William Wasel	Vice President	None
Robert Harris	Secretary	None

(c) Not applicable.

Item 28.    Location of Accounts and Records.

All accounts, books and other documents required to be maintained by Section 31(a) of the Investment Company Act of 1940 and the rules thereunder are maintained at the offices of the Registrant, 800 Scudders Mill Road, Plainsboro, New Jersey 08536, and its transfer agent, Merrill Lynch Financial Data Services, Inc. 4800 Deer Lake Drive East, Jacksonville, Florida 32246-6484.

Item 29.    Management Services.

Other than as set forth under the caption “Management of the Fund—Management and Advisory Arrangements” in the Prospectus constituting Part A of the Registration Statement and Under “Management of the Fund—Management and Advisory Arrangements” in the Statement of Additional Information constituting Part B of the Registration Statement, the Registrant is not a party to any management-related service contract.

Item 30.    Undertakings.

Not applicable.

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940 the Registrant has duly caused this Registration Statement to be signed on its behalf by the undersigned, duly authorized, in the Township of Plainsboro, and State of New Jersey on the 4th day of August, 2003.

MERRILL LYNCH BOND FUND, INC. (Registrant)

By:	/s/ DONALD C. BURKE
Vice President and Treasurer (Principal Financial and Accounting Officer)

Pursuant to the requirements of the Securities Act, this Registration Statement has been signed below by the following persons in the capacities and on the date indicated.

	Signature	Title	Date

	* Terry K. Glenn	President and Director (Principal Executive Officer)

	* Donald C. Burke	Vice President and Treasurer (Principal Financial and Accounting Officer)

	* Ronald W. Forbes	Director

	* Cynthia A. Montgomery	Director

	* Charles C. Reilly	Director

	* Kevin A. Ryan	Director

	* Roscoe E. Suddarth	Director

	* Richard R. West	Director

	* Edward D. Zinbarg	Director

*By:	/s/ DONALD C. BURKE		August 4, 2003
Donald C. Burke, Vice President and Treasurer (Attorney-in-Fact)

EXHIBIT INDEX

Exhibit Number	Description
10	Consent of independent auditors for the Registrant.